UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-03605

Northern Institutional Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Institutional Funds

50 South LaSalle Street

Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-7547

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Item 1. Reports to Stockholders.

MONEY MARKET PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

9	STATEMENTS OF OPERATIONS

10	STATEMENTS OF CHANGES IN NET ASSETS

12	FINANCIAL HIGHLIGHTS

18	SCHEDULES OF INVESTMENTS

18	DIVERSIFIED ASSETS PORTFOLIO

24	TREASURY PORTFOLIO

26	TAX-EXEMPT PORTFOLIO

38	U.S. GOVERNMENT PORTFOLIO (formerly known as the Government Portfolio)

42	U.S. GOVERNMENT SELECT PORTFOLIO (formerly known as the Government Select Portfolio)

46	MUNICIPAL PORTFOLIO

68	ABBREVIATIONS AND OTHER INFORMATION

69	NOTES TO THE FINANCIAL STATEMENTS

76	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

77	TAX INFORMATION

78	FUND EXPENSES

80	TRUSTEES AND OFFICERS

86	INVESTMENT CONSIDERATIONS

87	INDEX DEFINITIONS

88	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The 12-month period ended November 30, 2012 saw additional monetary easing by many of the world’s central banks. To help alleviate fears related to the European debt crisis, European Central Bank President Mario Draghi promised to do whatever is necessary to save the euro. Europe was not alone in its accommodative approach. Here in the United States, the Federal Reserve promised to keep the federal funds rate low until mid-2015 and to extend “Operation Twist” by six months. The Federal Reserve also committed to additional monthly purchases of agency mortgage-backed securities through another round of its stimulative quantitative easing policy.

Money market funds continue to be challenged with low short-term interest rates that were driven by supply constraints and expectations for rates to stay low for an extended period of time. Yields continued to fall throughout the period as the eurozone entered a recession and global growth slowed. The U.S. economy was relatively resilient, with the housing market stabilizing and unemployment falling to its lowest level in four years as more people dropped out of the labor force.

For the reporting period, the Diversified Assets Portfolio posted a 0.02% return (Shares Class), compared with the 0.07% return it its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2012, the Portfolio’s 7-day current yield was 0.01% (Shares Class). We maintained a long duration relative to the benchmark. We continue to position the Portfolio conservatively by overweighting term purchases in U.S. Treasury and U.S. agency debt, keeping our high credit-quality bias, maintaining ample liquidity and remaining highly selective in our purchases. Liquidity and principal preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2012
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.02%	0.07%	0.01	%*
FIVE YEAR	0.55	0.47	0.71
TEN YEAR	1.71	1.54	1.77

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2012. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.09% for Shares as of November 30, 2012. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2012, the maturity analysis for the Diversified Assets Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	30.2%
2 - 15 DAYS	10.2
16 - 30 DAYS	17.6
31 - 60 DAYS	10.5
61 - 97 DAYS	13.2
98 - 180 DAYS	12.3
181 - 270 DAYS	6.0

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/12)

TICKER SYMBOL
SHARES	BDAXX
SERVICE SHARES	BDCXX
PREMIER SHARES*	BDDXX
INCEPTION DATE
SHARES	6/1/83
SERVICE SHARES	7/1/98
PREMIER SHARES*	4/1/99
TOTAL NET ASSETS	$11,058,269,152
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.21%
SERVICE SHARES	0.19
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TREASURY PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Treasury Portfolio returned 0.02% (Shares Class) during the 12-month period ended November 30, 2012, outpacing the 0.01% of its benchmark, the iMoneyNet Fund Average™ — Treasury & Repo Institutional. As of November 30, 2012, the Portfolio’s 7-day current yield was 0.03% (Shares Class). In the face of anemic growth in the United States and continued questions regarding the credibility of the European currency union, the U.S. Federal Reserve and the European Central Bank continued to take extraordinary steps within the financial markets. The Federal Reserve expanded its quantitative easing program by extending “Operation Twist,” as well as through additional unlimited purchases of mortgage-backed securities at the rate of $40 million per month. The Federal Reserve also extended its pledge of a zero to 25 basis point (0.25%) federal funds rate through mid-2015. The European Central Bank announced its Open Market Transactions, under which it would purchase unlimited bonds of eurozone countries to ensure the transmission of its monetary policy. This program was successful in bringing down credit spreads for Italy, Spain, and even Greece.

The aggressive actions of U.S. Federal Reserve and European Central Bank authorities were successful in stabilizing financial markets. We did not witness the panic purchasing of short Treasury bills that had impacted the Portfolio during the previous fiscal year. Instead, Treasury bill and Treasury repo rates were largely stable. The three-month Treasury bill yielded 0.08% on November 30, 2012, versus -0.003% on December 1, 2011. The one-year Treasury bill yielded 0.168% versus 0.10% at beginning of the reporting period.

The U.S. economy exhibited moderate growth throughout the period, with a slow but steady decline in the unemployment rate. Unemployment improved from 9.1% at the beginning of 2012 to 7.9% in October. Below-potential growth and persistently high unemployment has resulted in predictable Federal Reserve policy. Going forward, we remain focused on keeping the Portfolio highly liquid and high-quality. The Portfolio’s composition has remained consistent over the reporting period, and its weighted average maturity has ranged between 40 and 55 days.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2012
TOTAL RETURN	SHARES	IMONEYNET FUND AVERAGE™ — TREASURY & REPO INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.01%	0.03%
THREE YEAR	0.04	0.01
SINCE INCEPTION	0.06	N/A

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2012. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been 0.03% for Shares as of November 30, 2012. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2012, the maturity analysis for the Treasury Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per
share, it is possible to lose money by
investing in the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	59.1%
2 - 15 DAYS	1.0
16 - 30 DAYS	5.0
31 - 60 DAYS	16.1
61 - 97 DAYS	5.1
98 - 180 DAYS	3.0
181 - 270 DAYS	2.7
271 DAYS - 366 DAYS	8.0

PORTFOLIO MANAGER

BILAL MEMON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/12)

TICKER SYMBOL
SHARES	NITXX
INCEPTION DATE
SHARES	11/5/08
TOTAL NET ASSETS	$8,622,207,941

NET ASSET VALUE
SHARES	$1.00
GROSS EXPENSE RATIO(1)
SHARES	0.32%
NET EXPENSE RATIO
SHARES	0.12%

(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Tax-Exempt Portfolio offered investors diversification and liquidity throughout its most recent annual period ended November 30, 2012. The Portfolio is optimally managed to purchase municipal securities that are not subject to the Alternative Minimum Tax. The Portfolio sought to protect investor principal by adhering to its policy of investing in only the strongest “tier one” municipal credits. Throughout the period, the Portfolio’s liquidity balances were carefully maintained at a higher than average level to accommodate all cash fluctuations.

The Portfolio returned 0.01% (Shares Class) for the 12-month period compared to the 0.02% return of its benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional. During the period, the markets experienced a significant amount of volatility as uncertainty surrounding the eurozone, U.S. elections and Federal Open Market Committee policy dominated headlines. As we moved through the 12-month period, the Federal Reserve increased its asset purchases in an effort to boost the economy, prompting Treasuries to rally and yields to fall to record levels. The quest for yield and high-quality investable assets spilled over into municipal markets, reducing tax-exempt/taxable ratios. In the short-duration municipal area, we saw an increased amount of demand from municipal bond funds as well as taxable “crossover” buyers. One-year notes were well bid throughout the summer’s “note season,” causing the one-year yield curve to flatten.

The flatness of the one-year curve prompted us to shorten duration compared with the benchmark. We achieved our goal by holding a significant portion of assets in the form of municipal variable rate demand notes, or VRDNs. These variable rate notes offered the Portfolio an attractive credit profile as well as the ability to convert to cash within five business days. At the close of the reporting period, daily and weekly municipal VRDNs made up approximately 90% of the Portfolio’s assets. During the period, we also made defensive purchases of U.S. Treasuries when suitable top-tier municipals were not available.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2012
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.02%	0.01	%*
FIVE YEAR	0.51	0.43	0.50
TEN YEAR	1.26	1.09	1.20

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2012. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.18% for Shares as of November 30, 2012. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2012, the maturity analysis for the Tax-Exempt Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	7.5%
2 - 15 DAYS	79.6
31 - 60 DAYS	1.9
61 - 97 DAYS	1.4
98 - 180 DAYS	2.8
181 - 270 DAYS	2.0
271 - 366 DAYS	4.3
367 - 397 DAYS	0.5

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/12)
TICKER SYMBOL
SHARES	BTEXX
SERVICE SHARES	BTSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	8/12/83
SERVICE SHARES	5/13/99
PREMIER SHARES*	7/11/01
TOTAL NET ASSETS	$1,784,789,452
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.16%
SERVICE SHARES	0.16
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT PORTFOLIO†	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets exhibited a fair amount of volatility throughout 2012 as market participants grappled with the debt crisis in the eurozone, challenging prospects for economic growth at home and abroad, and significant policy responses from the Federal Reserve and the European Central Bank (ECB). Late in 2011 and early in 2012, the ECB offered three-year loans to eurozone banks. This move initially boosted market confidence, but sentiment waned during the summer as Spanish and Italian yields surged past 6%. ECB President Mario Draghi’s late-summer commitment to purchase bonds in the open market brought yields down by more than 1%, quelling the crisis for the time being. In addition to the headwinds from Europe, the Federal Reserve cited a stubbornly weak labor market and tame inflation expectations as reasons for an extension of “Operation Twist” through the end of the year. In addition, the Federal Reserve announced purchases of mortgage-backed securities at an initial pace of $40 billion per month — which can be adjusted by the Federal Open Market Committee (FOMC) in response to changing economic conditions — to help stimulate the economy.

The continuation of Operation Twist throughout the 12-month period ended November 30, 2012 contributed to an influx of short-term Treasury notes on dealer balance sheets, leading to an increased need for funding and modestly higher repurchase rates. Conversely, money market eligible U.S. agency issuance continued to decline, with discount note issuance reaching multi-year lows in October. Given the Federal Reserve’s extended commitment to keep rates near zero through at least mid-2015 — as well as our expectation that the challenging supply dynamics for high-quality U.S. government securities will continue — we have maintained a strong liquidity profile and positioned the U.S. Government Portfolio with a longer average maturity than its peer group.

For the reporting period, the Portfolio posted a 0.01% return (Shares Class) compared with the 0.02% return of its benchmark, the iMoneyNet Fund Average™ — Government/Agencies Institutional. As of November 30, 2012 the Portfolio’s 7-day current yield was 0.01% (Shares Class).

†	Formerly known as Government Portfolio.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2012
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.02%	0.01	%*
FIVE YEAR	0.49	0.43	0.53
TEN YEAR	1.65	1.49	1.63

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2012. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.15% for Shares as of November 30, 2012. Performance data current to the most recent month-end is available at northernfund.com/institutional.

MATURITY ANALYSIS

At November 30, 2012, the maturity analysis for the U.S. Government Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	45.3%
2 - 15 DAYS	2.4
16 - 30 DAYS	5.4
31 - 60 DAYS	16.1
61 - 97 DAYS	6.6
98 - 180 DAYS	14.8
181 - 270 DAYS	6.7
271 DAYS - 366 DAYS	2.3
367 - 397 DAYS	0.4

PORTFOLIO MANAGER

PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/12)

TICKER SYMBOL
SHARES	BNGXX
SERVICE SHARES	BGCXX
PREMIER SHARES*	BGDXX
INCEPTION DATE
SHARES	10/29/85
SERVICE SHARES	4/1/99
PREMIER SHARES*	12/15/98
TOTAL NET ASSETS	$6,843,975,308
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.37%
SERVICE SHARES	0.63
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.15%
SERVICE SHARES	0.15
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT SELECT PORTFOLIO†	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Throughout the 12-month period ended November 30, 2012, market sentiment shifted between “risk on” and “risk off” mode as participants reacted to the latest developments in Europe’s debt crisis and the Federal Open Market Committee’s (FOMC) response to weak economic growth and stubbornly high unemployment. While trending down slightly, an unemployment rate around 8% clearly did not sit well with the FOMC as it announced an extension of “Operation Twist” through year-end and additional outright purchases of mortgage-backed securities to help stimulate the economy. In the eurozone, the European Central Bank (ECB) came to the rescue of member banks in late 2011 and early 2012 by offering three-year loans through Long Term Refinancing Operations, improving market confidence meaningfully. Late in the summer, ECB President Mario Draghi pledged to do “whatever it takes,” to preserve the European Monetary Union, including purchasing sovereign debt through Open Market Transactions. This action brought down Spanish and Italian yields significantly.

Government money market funds remained challenged by supply constraints during the 12-month period, with agency discount notes outstanding declining to multi-year lows in the fourth quarter. The reduction in discount notes was only partially offset by the increase in the supply of short Treasury Notes sold by the Federal Reserve as a part of Operation Twist. Regardless, the FOMC’s extended commitment to keep the federal funds rate between 0.00% and 0.25% through at least mid-2015 kept yields for money market eligible U.S. government securities at near zero throughout the period. We have therefore positioned the U.S. Government Select Portfolio long to its benchmark, the iMoneyNet Fund Average™ — Government/Agencies Institutional, to take advantage of any steepness in the yield curve, while maintaining a strong liquidity profile to accommodate any unexpected redemptions.

For the 12-month period, the Portfolio posted a 0.01% return (Shares Class) compared to the 0.02% return of its benchmark. As of November 30, 2012, the Portfolio’s 7-day current yield was 0.01% (Shares Class).

†	Formerly known as Government Select Portfolio.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2012
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.01%	0.01%	0.02%	0.01	%*
FIVE YEAR	0.51	0.43	0.53
TEN YEAR	1.70	1.53	1.63

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2012. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been -0.02% for Shares as of November 30, 2012. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2012, the maturity analysis for the U.S. Government Select Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	31.9%
2 - 15 DAYS	12.5
16 - 30 DAYS	4.5
31 - 60 DAYS	15.6
61 - 97 DAYS	15.7
98 - 180 DAYS	12.2
181 - 270 DAYS	6.3
271 DAYS - 366 DAYS	1.3

PORTFOLIO MANAGER
PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/12)

TICKER SYMBOL
SHARES	BGSXX
SERVICE SHARES	BSCXX
PREMIER SHARES*	BSDXX
INCEPTION DATE
SHARES	11/7/90
SERVICE SHARES	5/28/99
PREMIER SHARES*	11/23/98
TOTAL NET ASSETS	$17,199,547,748
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.32%
SERVICE SHARES	0.58
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.13%
SERVICE SHARES	0.13
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Municipal Portfolio offered investors tax-exempt income, diversification and liquidity during its most recent fiscal year ended November 30, 2012. Throughout the period, the domestic economy — as well as equity markets — gradually improved. In spite of the improvement, the pace of U.S. economic growth along with the persistently high unemployment rate prompted the Federal Open Market Committee (FOMC) to increase asset purchases in an effort to inject even more liquidity into the U.S. financial system. In turn, the FOMC’s purchases further flattened the yield curve by bringing rates to historically low levels.

Within the municipal fixed-income market, most state and local issuers enjoyed strong demand for their offerings across the spectrum of credit categories. Investor risk appetite increased as many municipalities continued to make progress in addressing their budgetary challenges. Additionally, the prospect of higher tax rates improved the relative attractiveness of tax-exempt securities as compared to taxable alternatives. As we moved through the 12-month period, tax-exempt to taxable ratios continued to move lower in the face of strong demand.

The Portfolio returned 0.02% (Shares Class) for the 12-month period, in line with the 0.02% return of its benchmark, the iMoneyNet Fund Average™ — Tax-Free Institutional. During the reporting period, our primary strategy was to source new municipal credits to boost diversification. We looked to increase pure municipal credit exposure, while reducing concentrations of certain financial guarantors. Additionally, we managed the Portfolio modestly short versus the benchmark due to the flatness of the one-year yield curve. Our investment vehicle of choice throughout the period was the municipal variable rate demand note, or VRDN, which provides daily and weekly liquidity. VRDNs offer attractive credit and liquidity profiles that enable us to make opportunistic purchases and easily handle cash flow volatility. At times during the period, we also made defensive purchases of U.S. Treasuries when suitable top-tier municipals were not available. The Portfolio maintained its AAAm rating throughout the reporting period by adhering to its conservative approach to portfolio management.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2012
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.02%	0.02%	0.02%	0.01	%*
FIVE YEAR	0.59	0.46	0.50
TEN YEAR	1.37	1.18	1.20

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2012. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of voluntary expense reimbursements, the Current 7-Day Yield for the Portfolio would have been 0.00% for Shares as of November 30, 2012. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2012, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment
Considerations and Index Definitions can
be found on pages 86 and 87.

Investments in the Portfolio are not insured
or guaranteed by the FDIC or any other
government agency. Although the Portfolio
seeks to maintain a value of $1.00 per share,
it is possible to lose money by investing in
the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	8.3%
2 - 15 DAYS	82.6
31 - 60 DAYS	0.6
61 - 97 DAYS	1.9
98 - 180 DAYS	2.6
181 - 270 DAYS	1.3
271 DAYS - 366 DAYS	2.7

PORTFOLIO MANAGER
KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/12)

TICKER SYMBOL
SHARES	NMUXX
SERVICE SHARES	BMSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	12/1/99
SERVICE SHARES	12/11/00
PREMIER SHARES*	11/9/05
TOTAL NET ASSETS	$4,378,122,439
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.32%
SERVICE SHARES	0.58
PREMIER SHARES*	—
NET EXPENSE RATIO
SHARES	0.17%
SERVICE SHARES	0.17
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Credit ratings are as of November 30, 2012 and subject to change. An AAA rating by Standard & Poor’s is obtained after S&P evaluates a number of factors, including credit quality, market price, exposure and management. The Portfolio is on the National Association of Insurance Commissioners list of Class 1 money market mutual funds. Inclusion on the NAIC list is the result of an accounting measure involving the Portfolio’s underlying investments, and does not constitute an assessment of quality. The NAIC listing does not represent an endorsement or recommendation of the overall Portfolio.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES	NOVEMBER 30, 2012

Amounts in thousands, except per share data	DIVERSIFIED ASSETS PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	U.S. GOVERNMENT PORTFOLIO(1)	U.S. GOVERNMENT SELECT PORTFOLIO(2)	MUNICIPAL PORTFOLIO
ASSETS:
Investments, at amortized cost	$9,310,234	$3,178,826	$1,789,591	$4,448,782	$13,629,005	$4,368,649
Repurchase agreements, at cost which approximates fair value	2,091,449	5,438,694	–	2,455,469	3,624,936	–
Cash	99,603	–	1	125,197	708	64
Interest income receivable	5,852	5,848	1,073	2,688	10,395	2,926
Receivable for securities sold	–	–	2,985	–	–	9,695
Receivable for fund shares sold	403	30,000	–	1	–	–
Receivable from affiliates for expense reimbursements	993	450	334	1,032	693	121
Prepaid and other assets	40	39	7	32	65	26
Total Assets	11,508,574	8,653,857	1,793,991	7,033,201	17,265,802	4,381,481
LIABILITIES:
Cash overdraft	–	29,992	–	–	–	–
Payable for securities purchased	346,820	–	8,553	62,010	55,448	2,385
Payable for fund shares redeemed	100,000	–	–	125,000	7,407	–
Distributions payable to shareholders	88	179	16	55	140	95
Payable to affiliates:
Investment advisory fees	2,186	636	406	1,391	1,406	358
Administration fees	874	636	162	556	1,406	358
Custody and accounting fees	91	73	18	59	142	38
Transfer agent fees	6	3	2	4	12	4
Trustee fees	114	11	10	46	82	34
Accrued other liabilities	126	119	35	105	211	87
Total Liabilities	450,305	31,649	9,202	189,226	66,254	3,359
Net Assets	$11,058,269	$8,622,208	$1,784,789	$6,843,975	$17,199,548	$4,378,122
ANALYSIS OF NET ASSETS:
Capital stock	$11,058,268	$8,622,047	$1,784,814	$6,843,969	$17,199,484	$4,378,097
Accumulated undistributed net investment income (loss)	1	161	(2)	6	64	25
Accumulated undistributed net realized loss	–	–	(23)	–	–	–
Net Assets	$11,058,269	$8,622,208	$1,784,789	$6,843,975	$17,199,548	$4,378,122
Net Assets:
Shares	$11,046,917	$8,622,208	$1,784,110	$6,818,808	$16,986,442	$4,345,703
Service Shares	11,352	–	679	25,167	213,106	32,419
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	11,046,916	8,622,047	1,784,132	6,818,773	16,986,401	4,345,694
Service Shares	11,353	–	680	25,165	213,103	32,414
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Service Shares	1.00	–	1.00	1.00	1.00	1.00

(1)	Name change effective April 1, 2012. Formerly known as the Government Portfolio.
(2)	Name change effective April 1, 2012. Formerly known as the Government Select Portfolio.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

Amounts in thousands	DIVERSIFIED ASSETS PORTFOLIO	TREASURY PORTFOLIO	TAX-EXEMPT PORTFOLIO	U.S. GOVERNMENT PORTFOLIO(1)	U.S. GOVERNMENT SELECT PORTFOLIO(2)	MUNICIPAL PORTFOLIO
INVESTMENT INCOME:
Interest income	$22,333	$10,520	$2,841	$10,272	$23,092	$9,575
EXPENSES:
Investment advisory fees	25,498	14,994	4,093	15,723	32,972	10,424
Administration fees	10,199	7,499	1,637	6,289	16,489	5,213
Custody and accounting fees	1,104	848	185	692	1,726	547
Transfer agent fees	78	33	25	44	137	45
Registration fees	131	135	56	104	170	115
Printing fees	22	23	7	18	36	15
Professional fees	124	112	45	106	188	94
Shareholder servicing fees	8	–	–	6	53	7
Trustee fees	132	123	26	106	211	88
Other	158	124	30	154	257	116
Total Expenses	37,454	23,891	6,104	23,242	52,239	16,664
Less waivers of investment advisory fees	–	(7,497)	–	–	(16,486)	(5,212)
Less expenses reimbursed by administrator	(1,627)	(5,063)	(334)	(1,118)	(2,514)	(950)
Less expenses reimbursed by investment adviser	(14,489)	(2,136)	(3,087)	(12,440)	(11,777)	(1,826)
Less custodian credits	(22)	(20)	(6)	(41)	(16)	(11)
Net Expenses	21,316	9,175	2,677	9,643	21,446	8,665
Net Investment Income	1,017	1,345	164	629	1,646	910
NET REALIZED GAINS (LOSSES):
Net realized gains (losses) on:
Investments	105	161	(23)	69	91	25
Net Gains (Losses)	105	161	(23)	69	91	25
Net Increase in Net Assets Resulting from Operations	$1,122	$1,506	$141	$698	$1,737	$935

(1)	Name change effective April 1, 2012. Formerly known as the Government Portfolio.
(2)	Name change effective April 1, 2012. Formerly known as the Government Select Portfolio.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	DIVERSIFIED ASSETS PORTFOLIO		TREASURY PORTFOLIO
Amounts in thousands	2012	2011	2012	2011
OPERATIONS:
Net investment income	$1,017	$1,996	$1,345	$1,116
Net realized gains (losses) on:
Investments	105	447	161	55
Net Increase in Net Assets Resulting from Operations	1,122	2,443	1,506	1,171
CAPITAL SHARE TRANSACTIONS: (3)
Net increase (decrease) in net assets resulting from Shares transactions	(70,696)	2,349,832	987,123	2,664,314
Net increase (decrease) in net assets resulting from Service Shares transactions	(24,740)	(36,051)	–	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(95,436)	2,313,781	987,123	2,664,314
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(1,460)	(1,984)	(1,400)	(1,116)
Total Distributions to Shares Shareholders	(1,460)	(1,984)	(1,400)	(1,116)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(3)	(12)	–	–
Total Distributions to Service Shares Shareholders	(3)	(12)	–	–
Total Increase (Decrease) in Net Assets	(95,777)	2,314,228	987,229	2,664,369
NET ASSETS:
Beginning of year	11,154,046	8,839,818	7,634,979	4,970,610
End of year	$11,058,269	$11,154,046	$8,622,208	$7,634,979
Accumulated Undistributed Net Investment Income (Loss)	$1	$342	$161	$55

(1)	Name change effective April 1, 2012. Formerly known as the Government Portfolio.
(2)	Name change effective April 1, 2012. Formerly known as the Government Select Portfolio.
(3)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

TAX-EXEMPT PORTFOLIO		U.S. GOVERNMENT PORTFOLIO(1)		U.S. GOVERNMENT SELECT PORTFOLIO(2)		MUNICIPAL PORTFOLIO
2012	2011	2012	2011	2012	2011	2012	2011

$164	$308	$629	$840	$1,646	$1,281	$910	$3,084

(23)	–	69	(14)	91	77	25	5
141	308	698	826	1,737	1,358	935	3,089

561,193	(50,744)	438,428	1,001,389	3,738,139	648,710	(469,386)	104,633
(287)	(343)	(1,770)	(6,066)	(48,983)	141,264	4,086	(11,317)
560,906	(51,087)	436,658	995,323	3,689,156	789,974	(465,300)	93,316

(164)	(308)	(626)	(842)	(1,701)	(1,278)	(910)	(3,082)
(164)	(308)	(626)	(842)	(1,701)	(1,278)	(910)	(3,082)

–	–	(3)	(5)	(22)	(23)	(5)	(4)
–	–	(3)	(5)	(22)	(23)	(5)	(4)
560,883	(51,087)	436,727	995,302	3,689,170	790,031	(465,280)	93,319

1,223,906	1,274,993	6,407,248	5,411,946	13,510,378	12,720,347	4,843,402	4,750,083
$1,784,789	$1,223,906	$6,843,975	$6,407,248	$17,199,548	$13,510,378	$4,378,122	$4,843,402
$(2)	$(2)	$6	$(49)	$64	$49	$25	$5

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO			SHARES
Selected per share data	2012(1)	2011(1)	2010(1)	2009(1)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized and unrealized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.02%	0.25	%(3)	2.45	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$11,046,917	$11,117,953	$8,767,742	$9,515,203		$9,107,046
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.21%	0.21%	0.30%	0.39	%(4)	0.36	%(5)
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.37%	0.41%		0.38%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.02%	0.02%	0.21%		2.60%
Net investment income (loss), before waivers, reimbursements and credits	(0.15%)	(0.14%)	(0.05)%	0.19%		2.58%

			SERVICE
Selected per share data	2012(1)	2011(1)	2010(1)	2009(1)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized and unrealized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.02%	0.12	%(3)	2.18	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$11,352	$36,093	$72,076	$86,550		$112,416
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.19%	0.22%	0.30%	0.54	%(4)	0.62	%(5)
Expenses, before waivers, reimbursements and credits	0.41%	0.63%	0.63%	0.67%		0.64%
Net investment income, net of waivers, reimbursements and credits	0.03%	0.01%	0.02%	0.06%		2.34%
Net investment income (loss), before waivers, reimbursements and credits	(0.19)%	(0.40)%	(0.31)%	(0.07)%		2.32%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.46% and 0.22% for the Shares and Service Shares, respectively for the fiscal year ended November 30, 2009 and 2.19% and 1.95%, for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2008.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $4,328,000 and $52,000 for Shares and Service Shares, respectively, which represents 0.04% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $1,026,000 and $13,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

TREASURY PORTFOLIO			SHARES
Selected per share data	2012(1)	2011(1)	2010(1)	2009(1)	2008(2)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–	–
Net realized gains (losses)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–	–
From net realized gains	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(3)	0.02%	0.02%	0.07%	0.11%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$8,622,208	$7,634,979	$4,970,610	$2,933,613	$471,790
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.12%	0.10%	0.15%	0.13%	0.00%
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.32%	0.32%	0.57	%(5)
Net investment income, net of waivers, reimbursements and credits	0.02%	0.02%	0.07%	0.10%	0.30%
Net investment loss, before waivers, reimbursements and credits	(0.18)%	(0.20)%	(0.10)%	(0.09)%	(0.27	)%(5)

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	For the period November 5, 2008 (commencement of operations) through November 30, 2008. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.
(4)	Annualized for period less than one year.
(5)	The ratios of expenses and net investment loss were previously reported as 0.47% and (0.17)%, respectively. This had no impact to the Portfolio’s net asset value.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

TAX-EXEMPT PORTFOLIO			SHARES
Selected per share data	2012(1)	2011(1)	2010(1)	2009(1)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(2)	0.01%	0.02%	0.02%	0.35%		2.18%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,784,110	$1,222,940	$1,273,685	$1,682,036		$1,112,129
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.16%	0.20%	0.28%	0.37	%(3)	0.36	%(4)
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.37%	0.40%		0.38%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.02%	0.02%	0.33%		2.14%
Net investment income (loss), before waivers, reimbursements and credits	(0.20)%	(0.15)%	(0.07)%	0.30%		2.12%

			SERVICE
Selected per share data	2012(1)	2011(1)	2010(1)	2009(1)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(2)	0.01%	0.02%	0.02%	0.17%		1.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$679	$966	$1,308	$4,512		$4,613
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.16%	0.22%	0.28%	0.60	%(3)	0.62	%(4)
Expenses, before waivers, reimbursements and credits	0.41%	0.63%	0.63%	0.66%		0.64%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.00%	0.02%	0.10%		1.88%
Net investment income (loss), before waivers, reimbursements and credits	(0.24)%	(0.41)%	(0.33)%	0.04%		1.86%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $318,000 and $1,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $75,000 and $1,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT PORTFOLIO(1)			SHARES
Selected per share data	2012(2)	2011(2)	2010(2)	2009(2)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(3)	0.01%	0.02%	0.02%	0.13%		2.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$6,818,808	$6,380,311	$5,378,943	$5,358,301		$7,449,332
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.14%	0.21%	0.36	%(4)	0.36	%(5)
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.37%	0.40%		0.38%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.02%	0.14%		2.13%
Net investment income (loss), before waivers, reimbursements and credits	(0.21)%	(0.22)%	(0.14)%	0.10%		2.11%

			SERVICE
Selected per share data	2012(2)	2011(2)	2010(2)	2009(2)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized gains (losses)	—–	–	–	–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(3)	0.01%	0.02%	0.02%	0.07%		2.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$25,167	$26,937	$33,003	$48,562		$157,444
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.14%	0.21%	0.47	%(4)	0.62	%(5)
Expenses, before waivers, reimbursements and credits	0.40%	0.63%	0.63%	0.66%		0.64%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.02%	0.03%		1.87%
Net investment income (loss), before waivers, reimbursements and credits	(0.24)%	(0.48)%	(0.40)%	(0.16)%		1.85%

(1)	Name change effective April 1, 2012. Formerly known as the Government Portfolio.
(2)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $2,627,000 and $43,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $622,000 and $10,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. GOVERNMENT SELECT PORTFOLIO(1)			SHARES
Selected per share data	2012(2)	2011(2)	2010(2)	2009(2)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(3)	0.01%	0.01%	0.03%	0.20%		2.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$16,986,442	$13,248,289	$12,599,523	$14,815,124		$15,486,752
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.13%	0.11%	0.19%	0.23	%(4)	0.21	%(5)
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.32%	0.34%		0.33%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.03%	0.20%		2.13%
Net investment income (loss), before waivers, reimbursements and credits	(0.18)%	(0.20)%	(0.10)%	0.09%		2.01%

			SERVICE
Selected per share data	2012(2)	2011(2)	2010(2)	2009(2)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(3)	0.01%	0.01%	0.02%	0.06%		2.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$213,106	$262,089	$120,824	$131,605		$512,081
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.13%	0.11%	0.20%	0.38	%(4)	0.47	%(5)
Expenses, before waivers, reimbursements and credits	0.35%	0.58%	0.58%	0.60%		0.59%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.02%	0.05%		1.87%
Net investment income (loss), before waivers, reimbursements and credits	(0.21)%	(0.46)%	(0.36)%	(0.17)%		1.75%

(1)	Name change effective April 1, 2012. Formerly known as the Government Select Portfolio.
(2)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $3,958,000 and $26,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $920,000 and $24,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO			SHARES
Selected per share data	2012(1)	2011(1)	2010(1)	2009(1)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(2)	0.02%	0.05%	0.11%	0.49%		2.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,345,703	$4,815,069	$4,710,432	$6,075,067		$4,877,332
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.17%	0.19%	0.20%	0.23	%(3)	0.21	%(4)
Expenses, before waivers, reimbursements and credits	0.32%	0.32%	0.32%	0.34%		0.33%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.05%	0.10%	0.47%		2.24%
Net investment income (loss), before waivers, reimbursements and credits	(0.14)%	(0.08)%	(0.02)%	0.36%		2.12%

			SERVICE
Selected per share data	2012(1)	2011(1)	2010(1)	2009(1)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(2)	0.02%	0.02%	0.02%	0.24%		2.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$32,419	$28,333	$39,651	$73,501		$72,258
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.17%	0.23%	0.29%	0.47	%(3)	0.47	%(4)
Expenses, before waivers, reimbursements and credits	0.35%	0.58%	0.58%	0.60%		0.59%
Net investment income, net of waivers, reimbursements and credits	0.01%	0.01%	0.01%	0.23%		1.98%
Net investment income (loss), before waivers, reimbursements and credits	(0.17)%	(0.34)%	(0.28)%	0.10%		1.86%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $1,360,000 and $29,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(4)	The net expense ratio includes the Participation Fee of approximately $322,000 and $7,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 0.3%

Auto Receivables – 0.2%

Huntington Auto Trust, Series 2012-2, Class A1, 0.23%, 2/11/13	$20,905	$20,905

Other – 0.1%

John Deere Owner Trust, Series 2012-B, Class A1, 0.27%, 1/5/13	14,769	14,769
Total Asset-Backed Securities
(Cost $35,674)		35,674

CERTIFICATES OF DEPOSIT – 29.3%

Non-U.S. Depository Institutions – 29.3%

Bank of Montreal, Chicago Branch, 0.41%, 12/17/12, FRCD	22,000	22,000
0.19%, 1/4/13	91,000	91,000
0.22%, 2/4/13	52,000	52,000
0.46%, 8/1/13	42,000	42,000

Bank of Montreal, London, 0.30%, 2/26/13	55,000	55,000

Bank of Nova Scotia, Houston, 0.27%, 12/1/12, FRCD	25,000	25,000
0.32%, 12/1/12, FRCD	17,000	17,000
0.33%, 12/1/12, FRCD	30,000	30,000
0.57%, 12/17/12, FRCD	30,000	30,036
0.74%, 12/17/12, FRCD	16,100	16,141
0.24%, 12/24/12, FRCD	25,000	25,000
0.24%, 2/4/13	94,000	94,000
0.31%, 2/22/13, FRCD	10,000	10,000

Bank Tokyo - Mitsubishi UFJ Financial Group, Inc., New York Branch, 0.24%, 2/25/13	54,490	54,490

Barclays Bank PLC, New York Branch, 0.50%, 4/9/13	61,000	61,000
0.48%, 6/6/13	107,835	107,835

BNP Paribas S.A., Chicago Branch, 0.40%, 12/17/12	150,000	150,000

BNP Paribas S.A., New York Branch, 0.34%, 2/13/13	34,000	34,000

Canadian Imperial Bank of Commerce, 0.28%, 12/1/12, FRCD	45,000	45,000
0.36%, 2/28/13, FRCD	50,000	50,000

Commonwealth Bank of Australia, London, 0.24%, 1/4/13	87,000	87,000
0.24%, 1/22/13	84,000	84,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 29.3% – continued

Non-U.S. Depository Institutions – 29.3% – continued

Credit Agricole CIB, New York, 0.56%, 12/20/12	$67,000	$67,000
0.50%, 1/9/13	43,000	43,000

Credit Agricole S.A., London, 0.47%, 2/1/13	135,000	135,000

Credit Suisse, New York, 0.34%, 5/2/13	52,000	52,000
0.34%, 5/13/13	50,000	50,000

Den Norske Bank ASA, London, 0.31%, 4/19/13	106,000	106,000

Den Norske Bank ASA, New York, 0.23%, 12/18/12	25,000	25,000
0.31%, 5/17/13	59,200	59,200

Deutsche Bank A.G., New York Branch, 0.28%, 12/1/12, FRCD	81,000	81,000
0.26%, 3/4/13	75,000	75,000

HSBC Holdings PLC, London Branch, 0.30%, 5/20/13	108,000	108,000

Mizuho Corporate Bank, 0.25%, 3/1/13	38,000	38,000

National Australia Bank, 0.41%, 1/25/13, FRCD	53,000	53,000

Nordea Bank Finland PLC, New York, 0.30%, 5/6/13	80,500	80,500

Norinchukin Bank, New York Branch, 0.36%, 12/10/12	44,000	44,000

Rabobank Nederland N.V., New York Branch, 0.39%, 4/2/13	179,000	179,000

Rabobank Nederland, 0.31%, 5/20/13	85,920	85,920

Royal Bank of Canada, New York, 0.36%, 2/6/13, FRCD	42,000	42,000

Skandinaviska Enskildabanken AB, New York, 0.39%, 4/17/13	86,000	86,000
0.38%, 6/7/13	65,085	65,085

Societe Generale, New York Branch, 0.64%, 12/3/12	67,000	67,000
0.40%, 12/5/12	33,000	33,000
0.45%, 1/9/13	34,000	34,000

Sumitomo Mitsui Banking Corp., 0.24%, 2/13/13	82,000	82,000

Svenska Handelsbanken, New York, 0.25%, 1/22/13	81,000	81,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 29.3% – continued
Non-U.S. Depository Institutions – 29.3% – continued
0.25%, 2/19/13	$53,000	$53,000

Toronto Dominion Bank, New York, 0.30%, 1/28/13	88,000	88,000
0.22%, 2/6/13	45,000	45,000
0.30%, 4/1/13	33,000	33,000
0.30%, 4/22/13	22,000	22,000
0.30%, 6/19/13	5,000	5,000

Westpac Banking Corp., New York, 0.50%, 8/1/13	46,000	46,000
		3,246,207
Total Certificates of Deposit
(Cost $3,246,207)		3,246,207

COMMERCIAL PAPER – 14.7%

Food and Beverage – 0.4%

Nestle Capital Corp., 0.39%, 5/20/13	43,035	42,956

Foreign Agencies – 2.9%

Caisse Des Depots Et Consignations, 0.25%, 1/22/13	38,445	38,430
0.30%, 2/1/13	90,000	89,954
0.33%, 4/24/13	81,000	80,893

KFW, 0.21%, 12/7/12	30,000	29,999
0.24%, 2/4/13	26,750	26,738

Oesterreich Kontrollbank, 0.20%, 1/8/13	13,950	13,947
0.19%, 1/24/13	21,000	20,994
0.20%, 1/25/13	5,000	4,998
0.20%, 2/15/13	15,295	15,289
		321,242

Foreign Local Government – 0.7%

NRW.BANK, 0.22%, 2/4/13	35,200	35,186

Queensland Treasury Corp., 0.21%, 2/15/13	46,445	46,424
		81,610

Multi-Seller Conduits – 6.2%

Atlantic Asset Securitization Corp., 0.30%, 12/10/12	10,595	10,594
0.31%, 12/10/12	11,430	11,429
0.38%, 1/15/13	11,920	11,914

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 14.7% – continued

Multi-Seller Conduits – 6.2% – continued

Barton Capital LLC, 0.42%, 2/12/13	$82,015	$81,945

Gemini Securitization Corp. LLC, 0.21%, 12/19/12	37,395	37,391

Gotham Funding, 0.21%, 12/4/12	39,778	39,777
0.21%, 12/5/12	7,000	7,000
0.21%, 12/6/12	16,000	16,000
0.21%, 12/10/12	25,496	25,495

Kells Funding LLC, 0.32%, 12/6/12	21,000	20,999
0.34%, 2/1/13	35,000	34,979
0.28%, 2/12/13	11,000	10,994
0.27%, 2/21/13	11,000	10,993
0.27%, 3/11/13	23,000	22,983
0.28%, 3/18/13	45,000	44,961
0.31%, 5/3/13	13,855	13,837

LMA Americas LLC, 0.39%, 1/22/13	21,945	21,933

Market Street Funding LLC, 0.20%, 1/28/13	31,035	31,025
0.22%, 2/13/13	32,725	32,710

Regency Markets No. 1 LLC, 0.21%, 12/18/12	23,977	23,975
0.21%, 12/20/12	21,060	21,058
0.21%, 12/28/12	32,175	32,170

Victory Receivables Corp., 0.21%, 12/6/12	16,000	16,000
0.21%, 12/10/12	39,060	39,058
0.21%, 12/17/12	30,450	30,447
0.21%, 12/21/12	10,835	10,834
0.21%, 1/7/13	27,120	27,114
		687,615

Non-U.S. Depository Institutions – 1.0%

Australia and New Zealand Bank, 0.36%, 2/19/13	23,000	23,000
0.37%, 2/19/13	18,000	18,000

Commonwealth Bank of Australia, 0.35%, 1/4/13	21,000	20,998

Societe Generale, North America, Inc., 0.30%, 12/19/12	51,430	51,422
		113,420

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 14.7% – continued

Pharmaceuticals – 1.1%

Sanofi-Aventis S.A., 0.17%, 12/13/12	$55,945	$55,942
0.17%, 12/17/12	63,225	63,220
		119,162

Supranational – 1.4%

European Investment Bank, 0.22%, 12/17/12	149,130	149,115

U.S. Depository Institutions – 1.0%

JPMorgan Chase & Co., 0.30%, 5/1/13	106,000	105,867
Total Commercial Paper
(Cost $1,620,987)		1,620,987

CORPORATE NOTES/BONDS – 4.7%

Foreign Agencies – 2.0%

Export Development Canada, 0.31%, 12/1/12, FRN (1)	40,000	40,000
0.42%, 2/5/13 (1)	61,075	61,075
0.30%, 2/28/13 (1)	10,000	10,000

Kommunalbanken AS 0.33%, 12/1/12, FRN	21,000	21,000

Kommunalbanken AS, 0.33%, 12/1/12, FRN (1)	45,000	45,000
0.40%, 6/18/13 (1)	23,000	23,000

Network Rail Infrastructure Finance PLC, Government Gtd., 0.39%, 2/8/13, FRN (1)	16,500	16,500
		216,575

Insurance Carriers – 0.2%

Berkshire Hathaway, Inc., 0.74%, 2/11/13, FRN	25,000	25,031

Non-U.S. Depository Institutions – 0.2%

Commonwealth Bank of Australia, 0.36%, 1/2/13, FRN (1)	23,000	22,990

Property and Casualty – 0.4%

Berkshire Hathaway Finance Corp., 4.60%, 5/15/13	22,496	22,935
5.00%, 8/15/13	23,408	24,171
		47,106

Retailers – 0.6%

Wal-Mart Stores, 5.48%, 6/1/13, FRN	50,000	51,292

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 4.7% – continued

Retailers – 0.6% – continued
7.25%, 6/1/13	$10,000	$10,343
		61,635

Supranational – 0.7%

International Finance Corp., 0.23%, 12/17/12, FRN	20,000	20,000
0.21%, 12/26/12, FRN	25,000	24,996
0.23%, 12/28/12, FRN	30,000	30,000
		74,996

U.S. Depository Institutions – 0.6%

JPMorgan Chase Bank N.A., New York Branch, 0.33%, 12/28/12, FRN	68,000	68,021
Total Corporate Notes/Bonds
(Cost $516,354)		516,354

EURODOLLAR TIME DEPOSITS – 6.6%

Non-U.S. Depository Institutions – 6.6%

Bank of Tokyo-Mitsubishi, Grand Cayman, 0.25%, 12/4/12	310,000	310,000

Credit Agricole CIB, Grand Cayman, 0.20%, 12/3/12	207,461	207,461

Royal Bank of Canada, Toronto Branch, 0.18%, 12/3/12	212,005	212,005
		729,466
Total Eurodollar Time Deposits
(Cost $729,466)		729,466

U.S. GOVERNMENT AGENCIES – 19.6% (2)

Federal Farm Credit Bank – 5.3%

FFCB FRN, 0.18%, 12/1/12	120,000	120,021
0.38%, 12/1/12	15,000	14,999
0.17%, 12/4/12	25,000	25,000
0.10%, 12/10/12	50,000	49,999
0.17%, 12/11/12	43,000	43,000
0.17%, 12/13/12	40,000	39,994
0.18%, 12/17/12	15,000	15,002
0.20%, 12/18/12	30,000	30,008
0.20%, 12/19/12	30,000	30,012
0.15%, 12/20/12	50,000	49,991
0.20%, 12/20/12	12,000	12,004
0.23%, 12/22/12	15,000	15,008
0.10%, 12/23/12	50,000	49,999

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 19.6% (2) – continued

Federal Farm Credit Bank – 5.3% – continued
0.11%, 12/26/12	$32,000	$31,998
0.26%, 12/26/12	7,120	7,124
0.07%, 12/27/12	55,000	54,999
		589,158

Federal Home Loan Bank – 8.1%

FHLB Bonds, 0.17%, 2/11/13	24,565	24,564
0.20%, 6/7/13	105,000	104,976
0.24%, 6/14/13	23,000	22,998
0.25%, 6/28/13	20,000	20,005
0.25%, 7/1/13	25,000	24,995

FHLB FRN, 0.18%, 12/1/12	100,000	99,981
0.19%, 12/1/12	55,000	54,988
0.21%, 12/1/12	70,000	69,996
0.22%, 12/1/12	70,000	70,000
0.24%, 12/1/12	20,000	19,993
0.25%, 12/1/12	45,000	44,991
0.26%, 12/1/12	20,000	19,998
0.32%, 12/1/12	30,000	30,000
0.33%, 12/1/12	45,000	45,000
0.34%, 12/1/12	75,000	75,000
0.17%, 12/25/12	35,000	35,000
0.17%, 12/27/12	52,000	52,000
0.17%, 1/16/13	20,000	20,000
0.10%, 2/13/13	50,000	49,995
0.09%, 2/14/13	10,000	10,000
		894,480

Federal Home Loan Mortgage Corporation – 4.3%

FHLMC FRN, 0.33%, 12/1/12	30,000	29,998
0.16%, 12/3/12	50,000	49,993
0.16%, 12/6/12	37,000	37,002
0.15%, 12/13/12	67,000	67,000
0.16%, 12/17/12	163,960	163,980
0.17%, 12/21/12	128,300	128,307
		476,280

Federal National Mortgage Association – 1.9%

FNMA FRN, 0.40%, 12/1/12	15,000	14,997
0.18%, 12/8/12	33,800	33,807
0.20%, 12/12/12	50,000	50,006

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 19.6% (2) – continued

Federal National Mortgage Association – 1.9% – continued
0.19%, 12/20/12	$108,000	$107,966
		206,776
Total U.S. Government Agencies
(Cost $2,166,694)		2,166,694

U.S. GOVERNMENT OBLIGATIONS – 8.0%

U.S. Treasury Bills – 4.2%
0.12%, 12/20/12	216,440	216,422
0.17%, 12/27/12	104,085	104,072
0.16%, 12/31/12	95,450	95,438
0.08%, 1/3/13	44,000	43,997
		459,929

U.S. Treasury Notes – 3.8%
1.38%, 1/15/13	86,090	86,217
0.63%, 2/28/13	57,860	57,923
1.75%, 4/15/13	137,000	137,789
1.13%, 6/15/13	45,000	45,217
1.00%, 7/15/13	86,000	86,398
0.38%, 7/31/13	12,000	12,014
		425,558
Total U.S. Government Obligations
(Cost $885,487)		885,487

MUNICIPAL INVESTMENTS – 1.0%

District of Columbia – 0.4%

Metropolitan Washington Airports Authority Revenue Refunding VRDB, Subseries C-2, (Barclays PLC LOC), 0.16%, 12/10/12	47,980	47,980

Minnesota – 0.1%

Minnesota State Office of Higher Education Taxable Revenue VRDB, Student, Series 2008-A, (U.S. Bank N.A. LOC), 0.18%, 12/10/12	12,600	12,600

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 1 .0% – continued

New York – 0.5%

New York State Housing Finance Agency Revenue VRDB, 100 Maiden Lane, Series A, (FNMA Insured), 0.18%, 12/10/12	$48,785	$48,785
Total Municipal Investments
(Cost $109,365)		109,365

Investments, at Amortized Cost
($9,310,234)		9,310,234

REPURCHASE AGREEMENTS – 18.9%

Joint Repurchase Agreements – 1.2% (3)

Bank of America Securities LLC, dated 11/30/12, repurchase price $29,211 0.19%, 12/3/12	29,211	29,211

Morgan Stanley & Co., Inc., dated 11/30/12, repurchase price $29,211 0.21%, 12/3/12	29,211	29,211

Societe Generale, New York Branch, dated 11/30/12, repurchase price $29,211 0.22%, 12/3/12	29,211	29,211

UBS Securities LLC, dated 11/30/12, repurchase price $43,817 0.20%, 12/3/12	43,816	43,816
		131,449

Repurchase Agreements – 17.7% (4)

Bank of America N.A., dated 11/30/12, repurchase price $360,007 0.23%, 12/3/12	360,000	360,000

BNP Paribas Securities, dated 11/29/12, repurchase price $50,002 0.21%, 12/6/12	50,000	50,000

BNP Paribas Securities, dated 11/30/12, repurchase price $450,008 0.22%, 12/3/12	450,000	450,000

Deutsche Bank Securities, dated 11/1/12, repurchase price $75,019 0.28%, 12/3/12	75,000	75,000

Deutsche Bank Securities, dated 11/15/12, repurchase price $50,010 0.23%, 12/17/12	50,000	50,000

Federal Reserve Bank of New York, dated 11/30/12, repurchase price $10,000 0.18%, 12/3/12	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 18.9% – continued

Repurchase Agreements – 17.7% (4) – continued

Goldman Sachs & Co., dated 11/29/12, repurchase price $60,022 0.22%, 1/28/13	$60,000	$60,000

Goldman Sachs & Co., dated 11/5/12, repurchase price $25,006 0.29%, 1/3/13	25,000	25,000

JPMorgan Securities LLC, dated 10/19/12, repurchase price $40,039 0.39%, 1/17/13	40,000	40,000

JPMorgan Securities LLC, dated 11/29/12, repurchase price $50,011 0.22%, 1/3/13	50,000	50,000

JPMorgan Securities LLC, dated 11/30/12, repurchase price $150,003 0.27%, 12/3/12	150,000	150,000

JPMorgan Securities LLC, dated 11/30/12, repurchase price $50,001 0.25%, 12/3/12	50,000	50,000

Merrill Lynch, dated 11/30/12, repurchase price $200,004 0.23%, 12/3/12	200,000	200,000

Societe Generale, New York Branch, dated 11/30/12, repurchase price $390,008 0.24%, 12/3/12	390,000	390,000
		1,960,000
Total Repurchase Agreements
(Cost $2,091,449)		2,091,449

Total Investments – 103.1%
(Cost $11,401,683) (5)		11,401,683

Liabilities less Other Assets – (3.1)%		(343,414)
NET ASSETS – 100.0%		$11,058,269

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(3)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$38,675	3.63% – 5.50%	4/15/28 – 5/15/41
U.S. Treasury Notes	$96,300	0.38% – 2.63%	8/15/13 – 8/15/21
Total	$134,975

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Commercial Paper	$94,505	0.22% – 0.30%	1/4/13 – 2/14/13
FHLB	$61,203	0.19%	9/19/13
FHLMC	$368,946	1.87% – 5.00%	4/1/25 – 12/1/42
FNMA	$144,449	1.50% – 7.00%	6/26/13 – 11/1/42
GNMA	$424,088	3.00% – 5.50%	4/15/37 –11/20/42
U.S. Treaury Bonds	$28,349	0.00%	2/15/19 – 2/15/35
U.S. Treasury Notes	$866,800	0.25% – 4.50%	12/31/13 – 5/15/22
U.S. Treasury Strips	$23,151	0.00%	11/15/24 – 11/15/26
Total	$2,011,491

(5)	The cost for federal income tax purposes was $11,401,683.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Diversified Assets Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Diversified Assets Portfolio	$ –	$11,401,683	(1)(2)	$ –	$11,401,683

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the Diversified Assets Portfolio are carried at amortized cost and therefore are classified as Level 2. An investment in the Diversified Assets Portfolio itself may be categorized as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2012, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TREASURY PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 36.8%

U.S. Treasury Bills – 15.7%
0.10%, 12/6/12	$12,742	$12,742
0.12%, 12/20/12	250,000	249,980
0.17%, 12/27/12	25,000	24,997
0.08%, 1/3/13	193,000	192,978
0.15%, 1/3/13	300,000	299,965
0.06%, 1/10/13	9,801	9,799
0.15%, 1/10/13	50,000	49,992
0.11%, 1/17/13	9,890	9,889
0.06%, 1/31/13	1,247	1,247
0.14%, 1/31/13	84,000	83,979
0.16%, 2/7/13	10,000	9,997
0.14%, 4/11/13	97,000	96,950
0.15%, 5/2/13	96,000	95,938
0.19%, 5/30/13	35,000	34,967
0.18%, 8/22/13	45,000	44,939
0.18%, 9/19/13	50,000	49,928
0.18%, 10/17/13	90,000	89,855
		1,358,142

U.S. Treasury Notes – 21.1%
1.13%, 12/15/12	25,000	25,009
0.63%, 12/31/12	101,444	101,483
1.38%, 1/15/13	600,000	600,903
0.63%, 1/31/13	56,445	56,490
1.38%, 2/15/13	250,000	250,610
0.63%, 2/28/13	20,680	20,702
2.75%, 2/28/13	9,000	9,057
1.38%, 3/15/13	52,420	52,594
1.75%, 4/15/13	10,000	10,055
1.00%, 7/15/13	69,000	69,322
0.38%, 7/31/13	50,000	50,062
3.38%, 7/31/13	30,000	30,634
0.50%, 10/15/13	300,000	300,792
0.25%, 10/31/13	96,000	96,045
0.25%, 11/30/13	96,000	96,037
2.00%, 11/30/13	50,000	50,889
		1,820,684
Total U.S. Government Obligations
(Cost $3,178,826)		3,178,826

Investments, at Amortized Cost
($3,178,826)		3,178,826

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 63.1%

Joint Repurchase Agreements – 2.3%(1)

Bank of America Securities LLC, dated 11/30/12, repurchase price $44,029 0.19%, 12/3/12	$44,028	$44,028

Morgan Stanley & Co., Inc., dated 11/30/12, repurchase price $44,029 0.21%, 12/3/12	44,028	44,028

Societe Generale, New York Branch, dated 11/30/12, repurchase price $44,029 0.22%, 12/3/12	44,028	44,028

UBS Securities LLC, dated 11/30/12, repurchase price $66,043 0.20%, 12/3/12	66,042	66,042
		198,126

Repurchase Agreements – 60.8%(2)

Barclays Capital, Inc., dated 11/30/12, repurchase price $550,010 0.22%, 12/3/12	550,000	550,000

BNP Paribas Securities, dated 11/29/12, repurchase price $50,002 0.21%, 12/6/12	50,000	50,000

BNP Paribas Securities, dated 11/30/12, repurchase price $100,002 0.20%, 12/3/12	100,000	100,000

BNP Paribas Securities, dated 11/30/12, repurchase price $100,017 0.18%, 1/2/13	100,000	100,000

BNP Paribas Securities, dated 11/30/12, repurchase price $575,010 0.21%, 12/3/12	575,000	575,000

Citigroup Global Markets, Inc., dated 11/30/12, repurchase price $525,009 0.21%, 12/3/12	525,000	525,000

Credit Suisse Securities, dated 11/30/12, repurchase price $540,010 0.22%, 12/3/12	540,000	540,000

Deutsche Bank Securities, dated 11/20/12, repurchase price $150,021 0.17%, 12/20/12	150,000	150,000

Deutsche Bank Securities, dated 11/30/12, repurchase price $430,008 0.23%, 12/3/12	430,000	430,000

HSBC Securities (USA), Inc., dated 11/30/12, repurchase price $230,004 0.21%, 12/3/12	230,000	230,000

Merrill Lynch, dated 11/30/12, repurchase price $595,578 0.20%, 12/3/12	595,568	595,568

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 63.1% – continued

Repurchase Agreements – 60.8%(2) – continued

RBS Securities, dated 11/30/12, repurchase price $500,009 0.22%, 12/3/12	$500,000	$500,000

Societe Generale, New York Branch, dated 11/30/12, repurchase price $500,009 0.22%, 12/3/12	500,000	500,000

UBS Securities LLC, dated 11/30/12, repurchase price $395,007 0.21%, 12/3/12	395,000	395,000
		5,240,568
Total Repurchase Agreements
(Cost $5,438,694)		5,438,694

Total Investments – 99.9%
(Cost $8,617,520)(3)		8,617,520

Other Assets less Liabilities – 0.1%		4,688
NET ASSETS – 100.0%		$8,622,208

(1)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE ( 000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$58,292	3.63% – 5.50%	4/15/28 – 5/15/41
U.S. Treasury Notes	$145,148	0.38% – 2.63%	8/15/13 – 8/15/21
Total	$203,440

(2)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bills	$292,862	0.00%	12/27/12 –1/24/13

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$1,490,446	0.00% – 4.75%	2/15/14 – 11/15/42
U.S. Treasury Notes	$3,108,872	0.13% – 4.25%	6/30/13 – 7/15/21
U.S. Treasury Strips	$463,992	0.00%	2/15/13 – 11/15/27
Total	$5,356,172

(3)	The cost for federal income tax purposes was $8,617,520.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Treasury Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Treasury Portfolio	$–	$8,617,520	(1)	$–	$8,617,520

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2012, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3%

Alabama – 2.4%

Hoover Alabama Multifamily Housing Revenue Refunding VRDB, Royal Oaks Apartment Project, (FHLMC Insured), 0.16%, 12/10/12	$5,200	$5,200

Mobile Alabama IDB PCR VRDB, Alabama Power, 1st Series, 0.18%, 12/3/12	5,950	5,950

Taylor-Ryan Improvement District No. 2 Alabama Special Assessment VRDB, (Wachovia Bank N.A. LOC), 0.17%, 12/10/12	5,500	5,500

West Jefferson IDB PCR Refunding VRDB, Series C, Alabama Power Co. Project, 0.18%, 12/10/12	26,000	26,000
		42,650

Alaska – 1.8%

Alaska State Housing Finance Corp. Revenue VRDB, Series C, Capital Project, 0.17%, 12/10/12	22,945	22,945

Valdez Alaska Marine Terminal Revenue Refunding VRDB, Series A, ConocoPhillips, 0.17%, 12/10/12	10,000	10,000
		32,945

Arizona – 0.1%

Salt River Project Agricultural Improvement & Power District Electric Revenue VRDB, Series A, Citigroup Eagle, 0.16%, 12/10/12 (1)	2,300	2,300

California – 11.6%

California Health Facilities Financing Authority Revenue VRDB, Catholic Healthcare, Series L, (Citibank N.A. LOC), 0.15%, 12/10/12	6,100	6,100

California Municipal Finance Authority Revenue VRDB, Westmont College, Series A, (Comerica LOC), 0.22%, 12/10/12	2,550	2,550

California State G.O. VRDB, Series A-3, (Bank of Montreal LOC), 0.14%, 12/3/12	8,700	8,700

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

California – 11.6% – continued

California State School Cash Reserve Program Authority Revenue Notes, Series D, 2.00%, 2/1/13	$10,000	$10,022

California Statewide Communities Development Authority Gas Supply Revenue VRDB, 0.15%, 12/10/12	10,000	10,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series 2009-M, South Shore Apartments, (FHLB of San Francisco LOC), 0.15%, 12/10/12	5,290	5,290

California Statewide Communities Development Authority Revenue Refunding VRDB, Retirement Housing Foundation, (KBC Groep N.V. LOC), 0.14%, 12/10/12	10,400	10,400

California Statewide Communities Development Authority Revenue VRDB, Development at Robert Louis Stevenson, (U.S. Bancorp LOC), 0.16%, 12/10/12	6,700	6,700

California Statewide Communities Development Authority Revenue VRDB, Series 2005, University of San Diego, (BNP Paribas LOC), 0.18%, 12/10/12	5,400	5,400

California Statewide Communities Development Corp. COPS VRDB, Covenant Retirement Communities, (Bank of America N.A. LOC), 0.14%, 12/10/12	9,300	9,300

City of Los Angeles Wastewater System Revenue Refunding VRDB, Subseries C, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	3,500	3,500

Deutsche Bank Spears/Lifers Trust Revenue VRDB, Series DBE-1083 for California, (Deutsche Bank A.G. Gtd.), 0.23%, 12/10/12 (1)	13,000	13,000

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Series A-8, 0.15%, 12/10/12	10,400	10,400

Los Angeles California Department of Water & Power System Revenue VRDB, Subseries A-2, 0.15%, 12/10/12	4,900	4,900

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

California – 11.6% – continued

Los Angeles California Department of Water & Power Waterworks Revenue VRDB, Subseries B-4, 0.15%, 12/10/12	$8,600	$8,600

Los Angeles California G.O. TRANS, Series A, 2.00%, 2/28/13	5,000	5,022

Los Angeles Community Redevelopment Agency Multifamily Housing Revenue Refunding VRDB, Grand Promenade Project, (FHLMC Gtd.), 0.18%, 12/10/12	40,850	40,850

San Diego Unified School District G.O. TRANS, Series A-2, 2.00%, 6/28/13	15,500	15,657

San Francisco California City & County Multifamily Housing Revenue Refunding VRDB, Post Street Towers, Series A, (FHLMC Insured), 0.14%, 12/10/12	3,600	3,600

Southern California Public Power Authority Revenue Refunding VRDB, Magnolia Power Project, Series A-2, (Wells Fargo Bank N.A. LOC), 0.15%, 12/10/12	20,480	20,480

Southern California Public Power Authority Revenue VRDB, Natural Gas Project, (Citibank N.A. LOC), 0.16%, 12/10/12	6,800	6,800
		207,271

Colorado – 4.0%

City of Colorado Springs Utilities System Revenue VRDB, Sub Lien Improvement, Series A, 0.17%, 12/10/12	13,925	13,925

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bear Creek School Project, (U.S. Bank N.A. LOC), 0.15%, 12/10/12	6,330	6,330

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Series 2008, Foundations Academy Project, (U.S. Bank N.A. LOC), 0.15%, 12/10/12	4,525	4,525

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Colorado – 4.0% – continued

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Series A, Presentation School, (U.S. Bank N.A. LOC), 0.15%, 12/10/12	$7,120	$7,120

Colorado Health Facilities Authority Revenue VRDB, Senior Living Facilities Eaton Terrace, Series A, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	4,280	4,280

Colorado Housing & Finance Authority Revenue VRDB, SFM, Series 1-A3, 0.18%, 12/10/12	2,125	2,125

Colorado State Educational & Cultural Facilities Authority Revenue VRDB, Linfield Christian School Project, (Wells Fargo Bank N.A. LOC), 0.16%, 12/10/12	23,775	23,775

Denver Colorado Urban Renewal Authority Tax Increment Revenue VRDB, Stapleton, Series A-2, (U.S. Bank N.A. LOC), 0.17%, 12/10/12	8,400	8,400
		70,480

Connecticut – 0.5%

Connecticut State Health & Educational Facility Authority Revenue VRDB, Yale University, Series Y-3, 0.14%, 12/3/12	9,035	9,035

District of Columbia – 1.4%

District of Columbia Revenue Bonds, Tranche 3, Series A (PNC Bancorp, Inc. LOC), 0.14%, 12/10/12	18,500	18,500

District of Columbia Revenue VRDB, American Legacy Foundation, 0.15%, 12/10/12	6,000	6,000

District of Columbia Revenue VRDB, Henry J. Kaiser Foundation, 0.16%, 12/10/12	1,200	1,200
		25,700

Florida – 7.2%

Capital Trust Agency Florida Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation, (FNMA LOC), 0.16%, 12/10/12	1,000	1,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Florida – 7.2% – continued

Citizens Property Insurance Corp. Revenue Bonds, Series A-2, Senior Secured Notes, 2.50%, 6/1/13	$15,000	$15,143

Collier County Florida Health Facilities Authority Revenue VRDB, Moorings, Inc. Project, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	8,500	8,500

Florida Multifamily Housing Finance Corp. Revenue Refunding Bonds, Mortgage, Cypress Lake Apartments, Series M-1, (FHLMC LOC), 0.15%, 12/10/12	2,500	2,500

Highlands County Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist, Series 1-5, 0.14%, 12/10/12	10,125	10,125

Highlands County Health Facilities Authority Revenue Refunding VRDB, Hospital Adventist, Series I-3, 0.15%, 12/10/12	15,000	15,000

Jacksonville Electric Systems Revenue VRDB, Series Three-B-2 0.16%, 12/10/12	10,885	10,885

JEA Electric System Revenue VRDB, Series Three-B-3 0.16%, 12/10/12	13,600	13,600

Orange County Florida Health Facilities Authority Revenue VRDB, Series 2008-E, Hospital Orlando Regional, (Branch Banking & Trust Co. LOC), 0.17%, 12/10/12	4,500	4,500

Orlando-Orange County Expressway Authority Revenue VRDB, Series D, (Barclays PLC LOC), 0.16%, 12/10/12	20,000	20,000

Sunshine State Governmental Financing Commission Revenue VRDB, Miami Dade County Program, Series B (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	28,000	28,000
		129,253

Georgia – 1.9%

Fulton County Georgia Residential Care Facilities for the Elderly Authority Revenue VRDB, Series C, First Mortgage Lenbrook Project, (Bank of Scotland PLC LOC), 0.17%, 12/10/12	55	55

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Georgia – 1.9% – continued

Gwinnett County Georgia Development Authority Revenue VRDB, Nihan Hospitality LLC, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	$11,200	$11,200

Macon Bibb County Georgia Industrial Authority Reform & Improvement Revenue VRDB, Series 2009, Bass-Sofkee, 0.16%, 12/10/12	10,300	10,300

Municipal Electricity Authority of Georgia, Municipal Interest Bearing CP, (Barclays PLC LOC), 0.22%, 12/13/12	7,500	7,500

Roswell Housing Authority Revenue Refunding VRDB, Chambrel at Roswell Project, (FNMA Gtd.), 0.16%, 12/10/12	4,800	4,800
		33,855

Hawaii – 0.3%

Hawaii Multifamily Housing Finance & Development Corp. Revenue VRDB, Ko Oloa Apartments Phase 1, Series B, (FHLB LOC), 0.16%, 12/10/12	5,800	5,800

Illinois – 5.9%

DuPage County Illinois Revenue VRDB, Benedictine University Building Project, (U.S. Bancorp LOC), 0.15%, 12/10/12	6,040	6,040

Illinois Development Finance Authority Revenue VRDB, Evanston Northwestern, Series B, 0.18%, 12/3/12	12,200	12,200

Illinois Educational Facilities Authority Student Housing Revenue VRDB, IIT State, Series A, (Harris Bankcorp, Inc. LOC), 0.20%, 12/10/12	7,880	7,880

Illinois Finance Authority Revenue VRDB, Illinois Wesleyan University, (PNC Bancorp, Inc. LOC), 0.17%, 12/10/12	7,500	7,500

Illinois Finance Authority Revenue VRDB, Loyola Academy, (JPMorgan Chase Bank N.A. LOC), 0.18%, 12/10/12	3,000	3,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Illinois – 5.9% – continued

Illinois Finance Authority Revenue VRDB, Nazareth Academy Project, (Harris Bankcorp, Inc. LOC), 0.18%, 12/10/12	$5,500	$5,500

Illinois Finance Authority Revenue VRDB, Resurrection Health, Series C, (Barclays PLC LOC), 0.17%, 12/10/12	15,000	15,000

Illinois Finance Authority Revenue VRDB, Series 2005-C, Landing at Plymouth Place, (Bank of America N.A. LOC), 0.19%, 12/10/12	980	980

Illinois Finance Authority Revenue VRDB, WBEZ Alliance, Inc. Project, (Bank of America N.A. LOC), 0.16%, 12/10/12	22,000	22,000

Illinois State Toll Highway Authority Toll Highway Revenue VRDB, Series A-1A, (Citibank N.A. LOC), 0.18%, 12/10/12	24,000	24,000

Peoria Illinois IDR VRDB, Peoria Production Shop Project, (JPMorgan Chase Bank N.A. LOC), 0.27%, 12/10/12	335	335
		104,435

Indiana – 0.7%

Indiana State Finance Authority Revenue VRDB, Educational Facilities, Depauw University Project, Series B, (PNC Bancorp, Inc. LOC), 0.17%, 12/10/12	8,195	8,195

Lawrenceburg PCR Refunding VRDB, Series I, Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.14%, 12/10/12	4,500	4,500
		12,695

Iowa – 1.1%

Des Moines Iowa Commercial Development Revenue Refunding VRDB, East Grand Office Park, (FHLB of Des Moines LOC), 0.18%, 12/10/12	2,240	2,240

Grinnell Iowa Hospital Revenue Refunding VRDB, Grinnell Regional Medical Center, (U.S. Bank N.A. LOC), 0.19%, 12/3/12	2,215	2,215

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Iowa – 1.1% – continued

Hills Iowa Health Facilities Revenue VRDB, Mercy Hospital Project, (U.S. Bancorp LOC), 0.19%, 12/3/12	$3,240	$3,240

Iowa Finance Authority Retirement Community Revenue VRDB, Series 2003-B, Wesley Retirement Services, (Wells Fargo Bank N.A. LOC), 0.16%, 12/10/12	8,000	8,000

Iowa Finance Authority Revenue VRDB, Central College Project, (Wells Fargo Bank N.A. LOC), 0.19%, 12/3/12	3,310	3,310
		19,005

Kentucky – 2.4%

Fort Mitchell Kentucky League of Cities Funding Trust Lease Program VRDB, Series A, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	500	500

Kentucky Economic Development Finance Authority Hospital Facilities Revenue VRDB, Baptist Healthcare Systems, Series B-4, (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	22,600	22,600

Kentucky Rural Water Finance Corp. Public Project Revenue Notes, Construction Notes, Series D-1, 1.00%, 10/1/13	9,500	9,554

Morehead Kentucky League of Cities Revenue VRDB, Series A, Funding Trust Lease Program, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	5,720	5,719

Williamstown Kentucky League of Cities Revenue VRDB, Funding Trust Lease, Series B, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	4,705	4,705
		43,078

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Louisiana – 1.1%

Louisiana Public Facilities Authority Revenue VRDB, Tiger Athletic, (FHLB of Atlanta LOC), 0.16%, 12/10/12	$19,800	$19,800

Maryland – 2.3%

Baltimore County Maryland Multifamily Housing Revenue Refunding VRDB, Lincoln Woods Apartments, (FNMA Insured), 0.16%, 12/10/12	8,194	8,194

Maryland Health & Higher Educational Facilities Authority Revenue VRDB, Mercey Ridge, (Manufacturers & Traders Trust Co. LOC), 0.16%, 12/10/12	10,000	10,000

Maryland State Community Development Administration Department of Housing & Community Development Revenue VRDB, Series F, Non-AMT, Non-Ace Multifamily, (FHLMC Insured), 0.17%, 12/10/12	3,100	3,100

Maryland State Health & Higher Educational Facilities Authority Revenue VRDB, Series 2008-E, University of Maryland Medical Systems, (Bank of Montreal LOC), 0.15%, 12/10/12	9,600	9,600

Montgomery County Maryland Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project, (M&T Bank Corp. LOC), 0.18%, 12/10/12	5,755	5,755

Montgomery County Maryland Housing Opportunities Commission Multifamily Housing Revenue VRDB, Series C, (TD Banknorth, Inc. LOC), 0.15%, 12/10/12	4,525	4,525
		41,174

Massachusetts – 1.4%

Massachusetts Development Finance Agency Revenue VRDB, Masonic Nursing Home, Series B, (TD Banknorth, Inc. LOC), 0.13%, 12/10/12	10,175	10,175

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Massachusetts – 1.4% – continued

Massachusetts State Development Finance Agency Revenue VRDB, Phillips Academy, 0.15%, 12/10/12	$14,600	$14,600
		24,775

Michigan – 1.8%

Ann Arbor Michigan Economic Development Corp. Revenue Refunding VRDB, Series B, Glacier Hills Project, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	290	290

Michigan Finance Authority Revenue VRDB, Healthcare Equipment Loan Program, Series D, (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	9,445	9,445

Michigan State Hospital Finance Authority Revenue VRDB, Holland Community Hospital, Series B, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	6,875	6,875

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Neighborhood Club Project, (Comerica LOC), 0.17%, 12/10/12 (1)	7,000	7,000

Michigan State University Revenue VRDB, 0.17%, 12/10/12	6,000	6,000

University of Michigan, Revenue VRDB, Series A, 0.13%, 12/3/12	2,700	2,700
		32,310

Minnesota – 0.3%

Minnesota Rural Water Finance Authority, Inc. Revenue Notes, Public Projects Construction Notes, 1.25%, 3/1/13	300	301

Minnesota School District Capital Equipment Borrowing Program COPS, Tax & Aid Anticipation, (Minnesota School Districts Insured), 2.00%, 9/10/13	5,000	5,068

St. Paul Minnesota Housing & Redevelopment Authority Revenue Bonds, Science Museum of Minnesota, Series A, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	300	300
		5,669

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Mississippi – 2.6%

County of Jackson Mississippi Port Facility Revenue Refunding Bonds, Chevron USA, Inc. Project, (Chevron Corp. Gtd.), 0.17%, 12/3/12	$8,300	$8,300

Mississippi Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Multi-Modal, Peco Foods, Inc. Project, (BMO Harris Bank N.A. LOC), 0.16%, 12/10/12	7,000	7,000

Mississippi Business Finance Corp. Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc. Project, Series B, (Chevron Corp. Gtd.), 0.18%, 12/3/12	12,100	12,100

Mississippi Business Finance Corp. Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc. Project, Series E, 0.18%, 12/3/12	9,620	9,620

Mississippi Business Finance Corp. Revenue VRDB, Mississippi State Business Finance Commission Gulf Opportunity Zone, Chevron USA, Inc. Project, Series D, (Chevron Corp. Gtd.), 0.18%, 12/3/12	250	250

Mississippi Hospital Equipment & Facilities Authority Revenue VRDB, Series 2, Mississippi Health, 0.15%, 12/10/12	9,725	9,725
		46,995

Missouri – 1.4%

Missouri State Health & Educational Facilities Authority Revenue VRDB, Bethesda Health Group, (U.S. Bank N.A. LOC), 0.19%, 12/3/12	2,000	2,000

Missouri State Health & Educational Facilities Authority Revenue VRDB, De Smet Jesuit High School, (U.S. Bank N.A. LOC), 0.19%, 12/3/12	1,900	1,900

Missouri State Health & Educational Facilities Authority Revenue VRDB, Lutheran Senior Services, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	14,480	14,480

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Missouri – 1.4% – continued

Missouri State Health & Educational Facilities Authority Revenue VRDB, Pooled Hospital, Series B, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	$5,335	$5,335

Missouri State Health and Educational Facilities Authority Revenue VRDB, Series C-2, Ascension Health, 0.15%, 12/10/12	1,300	1,300
		25,015

Nebraska – 0.8%

Omaha Public Power District, Municipal Interest Bearing CP, 0.23%, 1/15/13	14,000	14,000

New Hampshire – 0.5%

New Hampshire Health & Educational Facilities Authority Revenue VRDB, Wentworth Douglas Hospital, (TD Banknorth, Inc. LOC), 0.18%, 12/3/12	6,215	6,215

New Hampshire Health & Educational Facilities Authority Revenue VRDB, Series B, Kendal at Hanover, (FHLB of Boston LOC), 0.19%, 12/10/12	2,030	2,030
		8,245

New Jersey – 0.5%

BB&T Municipal Trust Revenue Bonds, Series 2047, (Branch Banking & Trust Co. LOC), 0.17%, 12/10/12 (1)	310	310

Hudson County Improvement Authority Revenue Notes, County Gtd. Notes, Series O-1, 1.13%, 12/20/13	8,500	8,553

New Jersey EDA Revenue VRDB, Series B, Cranes Mill Project, (TD Banknorth, Inc. LOC), 0.15%, 12/10/12	260	260
		9,123

New York – 11.4%

Cohoes Industrial Development Agency Urban Cultural Park Facilities Revenue VRDB, Eddy Cohoes Project, (Bank of America N.A. LOC), 0.17%, 12/10/12	1,975	1,975

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

New York – 11.4% – continued

Housing Development Corp. New York City Multifamily Housing Revenue VRDB, Royal Properties, Series A, (FNMA Insured), 0.14%, 12/10/12	$7,000	$7,000

Nassau Health Care Corp. Revenue VRDB, Series B1, (TD Banknorth, Inc. LOC), 0.16%, 12/10/12	7,700	7,700

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, 2nd Resolution, Series A, 0.18%, 12/3/12	4,100	4,100

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, New York City Water, Series AA-2, 0.15%, 12/10/12	20,000	20,000

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds TRANS, Subseries-A-7, 0.14%, 12/10/12	16,000	16,000

New York Liberty Development Corp. Revenue Refunding VRDB, 3 World Trade Center, 0.25%, 5/22/13	50,000	50,000

New York State Dormitory Authority Revenues State Supported Debt VRDB, City University, Series D, (Toronto-Dominion Bank LOC), 0.15%, 12/10/12	22,900	22,900

New York State Housing Finance Agency Revenue VRDB, 175 West 60th Street, Series A-2, (Manufacturers & Traders Trust Co. LOC), 0.18%, 12/10/12	10,000	10,000

New York State Housing Finance Agency Revenue VRDB, Housing 160 West 62nd Street, Series A1 (Wells Fargo Bank N.A. LOC), 0.15%, 12/10/12	21,440	21,440

New York State Housing Finance Agency Revenue VRDB, West 30th Street Housing, Series A-2 (Wells Fargo Bank N.A. LOC), 0.17%, 12/10/12	16,700	16,700

North Tonawanda New York City School District G.O. BANS, 1.25%, 9/19/13	20,265	20,405

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

New York – 11.4% – continued

Westchester County Industrial Development Agency Revenue Refunding VRDB, Hebrew Hospital Senior Housing, Inc., (M&T Bank Corp. LOC), 0.21%, 12/10/12	$6,105	$6,105
		204,325

North Carolina – 5.7%

BB&T Municipal Trust Floaters Revenue Bonds, Series 1009, (Branch Banking & Trust Co. LOC), 0.25%, 12/10/12 (1)	5,670	5,670

City of Winston-Salem North Carolina Water & Sewer System Revenue VRDB, Series B, 0.16%, 12/10/12	20,000	20,000

North Carolina Capital Facilities Finance Agency Revenue VRDB, YMCA of Greater Charlotte Project, Series A (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	4,890	4,890

North Carolina Capital Recreational Facilities Finance Agency Revenue VRDB, YMCA Greater Charlotte Project, Series B, (Wachovia Bank N.A. LOC), 0.18%, 12/10/12	5,550	5,550

North Carolina Educational Facilities Finance Agency Revenue Bonds, Elon College, (TD Banknorth, Inc. LOC), 0.16%, 12/10/12	12,525	12,525

North Carolina Educational Facilities Finance Agency Revenue VRDB, Elon College, (TD Banknorth, Inc. LOC), 0.16%, 12/10/12	7,595	7,595

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Series 1998, Lutheran Services for Aging, (Branch Banking & Trust Co. LOC), 0.17%, 12/10/12	11,970	11,970

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Series B, Wakemed, (Wachovia Bank N.A. LOC), 0.18%, 12/10/12	9,400	9,400

North Carolina Medical Care Commission Hospital Revenue VRDB, Moses Cone Health System, Series A, 0.17%, 12/10/12	22,600	22,600

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

North Carolina – 5.7% – continued

University of North Carolina Chapel Hill Revenue Refunding VRDB, Series A, 0.17%, 12/10/12 (1)	$800	$800
		101,000

North Dakota – 0.3%

North Dakota Rural Water Finance Corp. Revenue Notes, Public Projects Construction Notes, 0.37%, 7/1/13	6,000	6,000

Ohio – 2.6%

Cleveland-Cuyahoga County Ohio Port Authority Cultural Facility Revenue VRDB, Series 2005-B, Museum of Art Project, 0.16%, 12/10/12	15,000	15,000

Cuyahoga County Ohio Hospital Revenue VRDB, Improvement, Metrohealth Systems Project, (PNC Bancorp, Inc. LOC), 0.16%, 12/10/12	2,000	2,000

Franklin County Ohio Health Care Facilities Revenue VRDB, Friendship Village Dublin, Series B, (PNC Bancorp, Inc. LOC), 0.16%, 12/10/12	1,760	1,760

Medina County Ohio Health Care Facilities Revenue VRDB, Series A, Southwest General Health Center, (PNC Bancorp, Inc. LOC), 0.18%, 12/10/12	7,605	7,605

Ohio State Water Development Authority Revenue Refunding VRDB, Firstenergy Generation, Series A, (UBS A.G. LOC), 0.17%, 12/10/12	12,100	12,100

State of Ohio G.O., Series B, 0.14%, 12/10/12	4,440	4,440

Trumbull County Ohio Health Care Facilities Revenue Refunding VRDB, (Manufacturers & Traders Trust Co. LOC), 0.20%, 12/10/12	3,500	3,500
		46,405

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Oklahoma – 0.1%

Oklahoma Water Resource Board Revenue Bonds, 0.35%, 12/3/12	$1,870	$1,870

Oregon – 0.6%

Oregon Health & Science University Revenue VRDB, Series B-2 (Union Bank N.A. LOC), 0.16%, 12/10/12	6,525	6,525

Oregon State Health, Housing, Educational & Cultural Facilities Authority Revenue VRDB, Assumption Village Project, Series A, (Key Bank N.A. LOC), 0.17%, 12/10/12	3,265	3,265
		9,790

Pennsylvania – 5.4%

BB&T Municipal Trust Revenue Bonds, Series 228 (Branch Banking & Trust Co. LOC), 0.19%, 12/10/12 (1)	4,965	4,965

Beaver County IDA Revenue Refunding VRDB, Firstenergy Generation, (UBS A.G. LOC), 0.17%, 12/10/12	11,100	11,100

Bucks County IDA Revenue VRDB, Grand View Hospital, Series A, (TD Banknorth, Inc. LOC), 0.15%, 12/10/12	1,065	1,065

Butler County IDA Pennsylvania Revenue Refunding VRDB, Concordia Lutheran, Series A (Bank of America N.A. LOC), 0.16%, 12/10/12	6,360	6,360

Lancaster Pennsylvania IDA Revenue VRDB, Mennonite Home Project, (M&T Bank Corp. LOC), 0.21%, 12/10/12	6,395	6,395

Lehigh County Pennsylvania General Purpose Authority Revenue Refunding VRDB, Series B, Phoebe Devitt Homes, (RBS Citizens N.A. LOC), 0.20%, 12/10/12	2,440	2,440

Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue VRDB, PSEG Power, (TD Banknorth, Inc. LOC), 0.16%, 12/10/12	16,900	16,900

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Pennsylvania – 5.4% – continued

Pennsylvania Economic Development Financing Authority Revenue VRDB, Series C, Unemployment Compensation, (PNC Bancorp, Inc. LOC), 0.16%, 12/10/12	$13,400	$13,400

Philadelphia School District Pennsylvania Revenue Refunding G.O. VRDB, Series C, (TD Banknorth, Inc. LOC), 0.15%, 12/10/12	3,500	3,500

Ridley Pennsylvania School District G.O. VRDB, Series 2009, (TD Banknorth, Inc. LOC), 0.17%, 12/10/12	2,600	2,600

School District of Philadelphia G.O. Refunding VRDB, Series F, (Barclays PLC LOC), 0.17%, 12/10/12	26,800	26,800
		95,525

South Carolina – 0.3%

Piedmont Municipal Power Agency Electric Revenue Refunding VRDB, Series C, (TD Banknorth, Inc. LOC), 0.14%, 12/10/12	6,000	6,000

Tennessee – 3.1%

Blount County Tennessee Public Building Authority Revenue VRDB, Series E-5-B, Local Government Public Improvement, (Branch Banking & Trust Co. LOC), 0.19%, 12/10/12	9,865	9,865

IDB Tennessee Blount County & Cities Alcoa & Maryville Revenue VRDB, Series A, Local Government Improvement, (Branch Banking & Trust Co. LOC), 0.19%, 12/10/12	4,115	4,115

Johnson City Health & Educational Facilities Board Hospital Revenue VRDB, Mountain States Health Alliance, Series B, (Mizuho Corporate Bank Ltd. LOC), 0.18%, 12/10/12	14,045	14,045

Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Revenue Refunding VRDB, Multifamily, Timberlake Project, (FNMA Insured), 0.17%, 12/10/12	7,450	7,450

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Tennessee – 3.1% – continued

Shelby County Tennessee Health Educational & Housing Facilities Board Multifamily Housing Revenue Refunding VRDB, Providence Place Apartments Project, (FNMA Insured), 0.15%, 12/10/12	$9,445	$9,445

Tennessee State Energy Acquisition Corp. Gas Revenue Floaters, (Branch Banking & Trust Co. LOC), 0.17%, 12/10/12 (1)	10,630	10,630
		55,550

Texas – 7.9%

City of Garland Texas, Municipal Interest Bearing CP, (Sumitomo Mitsui Banking Corp. LOC), 0.22%, 1/18/13	5,000	5,000

(Wells Fargo Bank N.A. LOC), 0.22%, 1/18/13	5,000	5,000

Comal Texas Independent School District G.O. Bonds, Series ROCS RR-II-R-11907, (Texas PSF Gtd.), 0.16%, 12/10/12 (1)	8,465	8,465

County of Harris Texas G.O. TANS, 2.00%, 2/28/13	8,000	8,036

Crawford Education Facilities Corp. Revenue VRDB, Series B, Hyde Park Baptist School Project, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	1,835	1,835

Garland Independent School District Refunding G.O., 5.00%, 2/15/13	1,000	1,010

Harris County Texas Hospital District Revenue Refunding VRDB, Senior Lien, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	10,000	10,000

Houston Texas Airport Systems Revenue Refunding VRDB, (Barclays PLC LOC), 0.16%, 12/10/12	1,900	1,900

Lower Neches Valley Authority Industrial Development Corp. Revenue Refunding VRDB, Exxonmobil Project, 0.14%, 12/3/12	3,400	3,400

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Texas – 7.9% – continued

Mesquite Texas Health Facilities Development Corp. Revenue VRDB, Series C, Retirement Facility, (Bank of America N.A. LOC), 0.19%, 12/10/12	$6,105	$6,105

North Texas Tollway Authority, Variable Rate Demand Obligation, (JPMorgan Chase Bank N.A. LOC), 0.24%, 1/16/13	10,000	10,000

Nueces County Health Facilities Development Authority Revenue VRDB, Driscoll Children’s Foundation, Series A, (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	8,200	8,200

Port of Port Arthur Navigation District Revenue VRDB, Motiva Enterprises, 0.17%, 12/3/12	22,500	22,500

Port of Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA, 0.19%, 12/10/12	4,400	4,400

State of Texas TRANS, 2.50%, 8/30/13	25,000	25,423

Tarrant County Cultural Education Facilities Finance Corp. Revenue Refunding VRDB, Christus Health, Series C-4, (BMO Harris Bank N.A. LOC), 0.15%, 12/10/12	15,555	15,555

Tarrant County Cultural Education Facilities Finance Corp. Revenue VRDB, Texas Health Resources, Series A, 0.14%, 12/10/12	3,500	3,500
		140,329

Utah – 0.3%

Utah Housing Corp. SFM Revenue Refunding VRDB, Series A-Class I, 0.16%, 12/10/12	2,000	2,000

Utah Water Finance Agency Revenue VRDB, Series B-1, 0.18%, 12/10/12 (1)	3,900	3,900
		5,900

Virginia – 1.8%

Smyth County Virginia IDA Hospital Revenue VRDB, Mountain States Health, Series D (Mizuho Corporate Bank Ltd. LOC), 0.17%, 12/10/12	12,675	12,675

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Virginia – 1.8% – continued

Virginia College Building Authority Educational Facilities Revenue VRDB, University of Richmond Project, 0.17%, 12/10/12	$8,800	$8,800

Virginia Commonwealth University Health System Authority Revenue VRDB, ARS Generation, Series B, (Wachovia Bank N.A. LOC), 0.17%, 12/3/12	5,000	5,000

Virginia Commonwealth University Health System Authority Revenue VRDB, Series B, (Branch Banking & Trust Co. LOC), 0.17%, 12/3/12	5,000	5,000
		31,475

Washington – 0.7%

Washington State Housing Finance Commission Non Profit Housing Revenue VRDB, Living Care Centers Project, (Wells Fargo Bank N.A. LOC), 0.15%, 12/10/12	1,830	1,830

Washington State Housing Finance Commission Non profit Revenue Refunding VRDB, Hearthstone Project, (Wells Fargo Bank N.A. LOC), 0.16%, 12/10/12	9,855	9,855
		11,685

West Virginia – 1.3%

West Virginia Hospital Finance Authority Revenue Refunding and Improvement VRDB, Series A, Cabell Hospital, (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	22,835	22,835

Wisconsin – 4.5%

City of Milwaukee Wisconsin IDR VRDB, Goodwill Industries, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	300	300

La Crosse Wisconsin Development Revenue VRDB, Series 2008, University of Wisconsin La Crosse Foundation, (Wells Fargo Bank N.A. LOC), 0.28%, 12/10/12	500	500

Milwaukee Wisconsin Redevelopment Authority Lease Revenue VRDB, University of Wisconsin, Kenilworth Project, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	7,300	7,300

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Wisconsin – 4.5% – continued

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Watertown Memorial Hospital Project, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	$2,420	$2,420

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Marshfield, Series B, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	20,000	20,000

Wisconsin Rural Water Construction Loan Program Revenue BANS, 1.00%, 10/1/13	5,500	5,531

Wisconsin School Districts Temporary Borrowing Program Revenue Notes, Cash Flow Admininistration Program Notes Participation, Series B, 1.00%, 10/15/13	10,750	10,813

Wisconsin State Health & Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Concordia University, Inc., (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	2,185	2,185

Wisconsin State Health & Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Lawrence University, (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	7,930	7,930

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Froedtert & Community Health, Series A, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	4,900	4,900

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Meriter Hospital, Inc., Series C, 0.19%, 12/3/12	5,940	5,940

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2009, Goodwill Industries, (U.S. Bank N.A. LOC), 0.15%, 12/10/12	4,600	4,600

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2010-B, Beloit College, (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	7,875	7,875
		80,294

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 100.3% – continued

Municipal States Pooled Securities – 0.3%

BB&T Municipal Trust Various States Revenue VRDB, Series 1007, (Branch Banking & Trust Co. LOC), 0.25%, 12/10/12 (1)	$5,000	$5,000
Total Municipal Investments
(Cost $1,789,591)		1,789,591

Total Investments – 100.3%
(Cost $1,789,591) (2)		1,789,591

Liabilities less Other Assets – (0.3)%		(4,802)
NET ASSETS – 100.0%		$1,784,789

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(2)	The cost for federal income tax purposes was $1,789,591.

Percentages shown are based on Net Assets.

At November 30, 2012, the industry sectors (unaudited) for the Tax-Exempt Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	14.4%
Educational Services	18.4
Electrical Services, Gas and Combined Utilities	12.3
Executive, Legislative and General Government	10.9
General Medical & Surgical Hospitals, Nursing and Personal Care	17.5
Health Services and Residential Care	9.3
Urban and Community Development,
Housing Programs and Social Services	14.3
All other sectors less than 5%	2.9

Total	100.0%

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Tax-Exempt Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Tax-Exempt Portfolio	$–	$1,789,591	(1)(2)	$–	$1,789,591

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the Tax-Exempt Portfolio are carried at amortized cost and therefore are classified as Level 2. An investment in the Tax-Exempt Portfolio itself may be categorized as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2012, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT PORTFOLIO (A)

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 54.9% (1)

Federal Farm Credit Bank – 8.0%

FFCB Bonds, 0.18%, 1/2/13	$17,000	$17,000
0.15%, 2/6/13	25,000	24,998

FFCB Discount Notes, 0.17%, 1/9/13	4,100	4,099
0.15%, 1/22/13	12,200	12,197
0.22%, 3/19/13	8,100	8,095
0.21%, 4/9/13	6,300	6,295
0.18%, 5/10/13	5,100	5,096
0.18%, 5/28/13	7,300	7,294
0.18%, 6/5/13	12,500	12,488
0.19%, 6/14/13	5,100	5,095
0.18%, 7/8/13	25,000	24,973
0.18%, 7/15/13	16,500	16,481
0.20%, 7/16/13	12,500	12,484
0.18%, 7/17/13	23,500	23,473
0.20%, 7/19/13	8,000	7,990
0.18%, 7/22/13	10,000	9,988
0.18%, 9/9/13	4,000	3,994
0.19%, 10/1/13	16,500	16,474
0.20%, 11/1/13	16,500	16,469
0.20%, 11/5/13	8,300	8,284
0.20%, 11/22/13	7,500	7,485

FFCB FRN, 0.18%, 12/1/12	69,000	68,988
0.30%, 12/1/12	15,500	15,500
0.32%, 12/1/12	12,000	12,015
0.39%, 12/1/12	22,000	22,041
0.41%, 12/1/12	12,500	12,528
0.21%, 12/2/12	14,000	14,004
0.12%, 12/8/12	40,000	39,999
0.17%, 12/11/12	16,500	16,500
0.21%, 12/15/12	12,300	12,306
0.20%, 12/19/12	15,000	15,000
0.20%, 12/22/12	5,500	5,502
0.23%, 12/22/12	25,000	25,015
0.11%, 12/26/12	25,000	24,999
0.27%, 12/26/12	11,400	11,404
		546,553

Federal Home Loan Bank – 28.9%

FHLB Bonds, 0.21%, 1/8/13	13,500	13,500
0.18%, 1/9/13	9,900	9,900
0.17%, 1/10/13	20,500	20,499

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 54.9% (1) – continued

Federal Home Loan Bank – 28.9% – continued
0.20%, 1/11/13	$6,200	$6,200
1.50%, 1/16/13	26,895	26,939
0.16%, 1/24/13	19,100	19,099
0.16%, 2/1/13	25,000	24,998
0.17%, 2/1/13	25,000	25,001
0.17%, 2/6/13	9,300	9,300
0.16%, 2/8/13	8,400	8,399
0.17%, 2/11/13	7,900	7,900
0.17%, 2/15/13	15,100	15,099
0.19%, 2/15/13	9,200	9,200
0.23%, 4/5/13	7,900	7,899
0.25%, 4/11/13	4,200	4,200
0.23%, 4/18/13	8,500	8,499
0.25%, 4/18/13	51,000	51,006
0.22%, 4/19/13	12,500	12,499
0.19%, 5/1/13	24,800	24,797
0.37%, 5/1/13	15,000	15,008
0.36%, 5/16/13	45,500	45,521
0.23%, 5/17/13	6,800	6,801
0.18%, 6/17/13	16,200	16,199
0.25%, 7/1/13	8,300	8,298
0.13%, 7/25/13	17,600	17,589
0.28%, 8/2/13	30,000	30,015
0.18%, 8/20/13	16,000	15,999
0.13%, 9/19/13	7,500	7,494
0.20%, 10/4/13	20,500	20,498
0.28%, 11/21/13	4,000	4,002

FHLB Discount Notes, 0.00%, 12/3/12	70,000	70,000
0.15%, 1/9/13	62,500	62,489
0.18%, 1/9/13	57,500	57,490
0.16%, 1/16/13	25,000	24,995
0.15%, 1/18/13	12,500	12,498
0.16%, 1/23/13	25,000	24,994
0.19%, 2/1/13	11,200	11,196
0.18%, 2/4/13	7,900	7,897
0.18%, 2/26/13	25,000	24,989
0.16%, 3/8/13	94,500	94,459
0.21%, 4/1/13	6,600	6,595
0.22%, 4/2/13	8,100	8,094
0.16%, 4/3/13	22,000	21,988
0.16%, 4/5/13	25,000	24,986
0.17%, 4/19/13	26,500	26,482

(A)	Name change effective April 1, 2012. Formerly known as the Government Portfolio.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 54.9% (1) – continued

Federal Home Loan Bank – 28.9% – continued
0.20%, 5/1/13	$30,000	$29,975
0.17%, 5/3/13	400	400
0.17%, 5/17/13	70,800	70,745
0.17%, 5/29/13	99,000	98,919
0.17%, 5/31/13	55,500	55,454
0.22%, 6/28/13	14,400	14,382
0.20%, 7/24/13	10,000	9,987
0.20%, 10/15/13	25,000	24,956

FHLB FRN, 0.18%, 12/1/12	25,000	24,995
0.19%, 12/1/12	32,500	32,499
0.21%, 12/1/12	93,500	93,497
0.23%, 12/1/12	50,000	49,990
0.25%, 12/1/12	20,000	19,996
0.26%, 12/1/12	50,000	49,996
0.29%, 12/1/12	27,550	27,550
0.31%, 12/1/12	38,300	38,299
0.32%, 12/1/12	105,430	105,430
0.34%, 12/1/12	25,000	24,998
0.02%, 12/5/12	25,000	24,992
0.18%, 12/14/12	37,500	37,500
0.18%, 12/23/12	29,000	28,996
0.15%, 12/25/12	18,500	18,496
0.17%, 12/25/12	11,100	11,100
0.14%, 12/27/12	32,800	32,800
0.17%, 1/16/13	20,000	19,999
0.19%, 1/24/13	22,500	22,500
0.19%, 1/26/13	23,500	23,500
0.09%, 2/14/13	10,000	10,000
		1,973,461

Federal Home Loan Mortgage Corporation – 9.4%

FHLMC Discount Notes, 0.12%, 1/9/13	41,000	40,995
0.12%, 1/15/13	36,500	36,495
0.14%, 1/16/13	23,000	22,996
0.17%, 2/1/13	20,800	20,794
0.15%, 2/26/13	25,000	24,991
0.16%, 4/16/13	12,500	12,492
0.18%, 7/2/13	18,000	17,981

FHLMC FRN, 0.33%, 12/1/12	143,000	143,036
0.16%, 12/3/12	165,000	164,973
0.16%, 12/4/12	50,000	49,995

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 54.9% (1) – continued

Federal Home Loan Mortgage Corporation – 9.4% – continued
0.00%, 12/5/12	$20,500	$20,500
0.15%, 12/13/12	25,000	24,999
0.16%, 12/17/12	10,000	9,997

FHLMC Note, 1.38%, 1/9/13	55,000	55,069
		645,313

Federal National Mortgage Association – 8.6%

FNMA Discount Notes, 0.14%, 1/2/13	58,125	58,117
0.18%, 1/2/13	10,000	9,998
0.14%, 1/3/13	16,400	16,398
0.14%, 1/4/13	26,700	26,696
0.14%, 1/14/13	20,200	20,197
0.17%, 1/23/13	42,000	41,990
0.17%, 3/6/13	77,500	77,466
0.15%, 4/1/13	45,000	44,976
0.16%, 4/1/13	50,000	49,974
0.16%, 5/1/13	100,000	99,933

FNMA FRN, 0.40%, 12/1/12	15,000	15,011
0.20%, 12/12/12	40,000	39,993
0.19%, 12/20/12	90,150	90,122
		590,871
Total U.S. Government Agencies
(Cost $3,756,198)		3,756,198

U.S. GOVERNMENT OBLIGATIONS – 10.1%

U.S. Treasury Bills – 4.5%
0.08%, 1/3/13	31,500	31,496
0.15%, 1/3/13	64,200	64,193
0.16%, 2/7/13	10,000	9,997
0.15%, 2/14/13	54,500	54,483
0.14%, 4/11/13	32,500	32,483
0.15%, 5/2/13	20,500	20,486
0.16%, 5/2/13	15,000	14,990
0.19%, 5/2/13	7,200	7,195
0.15%, 5/9/13	41,000	40,972
0.19%, 5/30/13	10,500	10,490
0.18%, 8/22/13	8,500	8,488
0.18%, 9/19/13	15,000	14,979
		310,252

U.S. Treasury Notes – 5.6%
1.38%, 1/15/13	158,400	158,637

(A)	Name change effective April 1, 2012. Formerly known as the Government Portfolio.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT PORTFOLIO (A)  continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 10.1% – continued

U.S. Treasury Notes – 5.6% – continued
0.63%, 1/31/13	$12,000	$12,010
2.75%, 2/28/13	16,500	16,604
1.75%, 4/15/13	8,000	8,045
0.63%, 4/30/13	25,000	25,047
0.50%, 5/31/13	35,000	35,056
1.00%, 7/15/13	70,000	70,325
3.38%, 7/31/13	25,000	25,528
0.50%, 10/15/13	31,000	31,080
		382,332
Total U.S. Government Obligations
(Cost $692,584)		692,584

Investments, at Amortized Cost
($4,448,782)		4,448,782

REPURCHASE AGREEMENTS – 35.9%

Joint Repurchase Agreements – 4.8% (2)

Bank of America Securities LLC, dated 11/30/12, repurchase price $73,069 0.19%, 12/3/12	73,068	73,068

Morgan Stanley & Co., Inc., dated 11/30/12, repurchase price $73,069 0.21%, 12/3/12	73,067	73,067

Societe Generale, New York Branch, dated 11/30/12, repurchase price $73,069 0.22%, 12/3/12	73,067	73,067

UBS Securities LLC, dated 11/30/12, repurchase price $109,603 0.20%, 12/3/12	109,601	109,601
		328,803

Repurchase Agreements – 31.1% (3)

Bank of America N.A., dated 11/30/12, repurchase price $505,010 0.23%, 12/3/12	505,000	505,000

BNP Paribas Securities Corp., dated 11/30/12, repurchase price $550,010 0.22%, 12/3/12	550,000	550,000

BNP Paribas Securities, dated 11/26/12, repurchase price $100,038 0.23%, 1/25/13	100,000	100,000

Citigroup Global Markets, Inc., dated 11/30/12, repurchase price $150,003 0.22%, 12/3/12	150,000	150,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 35.9% – continued

Repurchase Agreements – 31.1% (3) – continued

Citigroup Global Markets, Inc., dated 11/30/12, repurchase price $66,667 0.24%, 12/3/12	$66,666	$66,666

Deutsche Bank Securities, dated 11/1/12, repurchase price $25,006 0.28%, 12/3/12	25,000	25,000

Deutsche Bank Securities, dated 11/15/12, repurchase price $75,015 0.23%, 12/17/12	75,000	75,000

Federal Reserve Bank of New York, dated 11/30/12, repurchase price $10,000 0.18%, 12/3/12	10,000	10,000

Merrill Lynch, dated 11/30/12, repurchase price $100,002 0.25%, 12/3/12	100,000	100,000

Societe Generale, New York Branch, dated 11/30/12, repurchase price $545,011 0.24%, 12/3/12	545,000	545,000
		2,126,666
Total Repurchase Agreements
(Cost $2,455,469)		2,455,469

Total Investments – 100.9%
(Cost $6,904,251) (4)		6,904,251

Liabilities less Other Assets – (0.9)%		(60,276)
NET ASSETS – 100.0%		$6,843,975

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(2)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$ 96,740	3.63% – 5.50%	4/15/28 – 5/15/41
U.S. Treasury Notes	$240,884	0.38% – 2.63%	8/15/13 – 8/15/21
Total	$337,624

(3)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLB	$235,388	0.00% – 5.38%	12/5/12 – 12/1/26
FHLMC	$416,806	0.00% – 6.00%	12/11/12 – 10/1/42

(A)	Name change effective April 1, 2012. Formerly known as the Government Portfolio.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FNMA	$955,135	0.20% – 7.13%	7/12/13 – 8/1/42
GNMA	$556,864	3.50% – 5.50%	12/20/25 – 10/20/42
TVA	$8,987	1.88% – 6.20%	3/15/13 – 6/15/38
U.S. Treasury Notes	$10,000	1.00%	8/31/16
Total	$2,183,180

(4)	The cost for federal income tax purposes was $6,904,251.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Portfolio	$ –	$6,904,251	(1)(2)	$ –	$6,904,251

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the U.S. Government Portfolio are carried at amortized cost and therefore are classified as Level 2. An investment in the U.S. Government Portfolio itself may be categorized as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2012, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

(A)	Name change effective April 1, 2012. Formerly known as the Government Portfolio.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO (A)

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 57.3% (1)

Federal Farm Credit Bank – 21.0%

FFCB Bonds, 0.15%, 2/6/13	$90,000	$89,991
0.20%, 3/13/13	29,080	29,084
0.22%, 6/4/13	30,000	30,006
0.22%, 6/11/13	24,800	24,798
1.38%, 6/25/13	29,270	29,466
3.88%, 10/7/13	10,000	10,310

FFCB Discount Notes, 0.01%, 12/3/12	19,943	19,943
0.13%, 12/5/12	21,000	21,000
0.12%, 12/6/12	25,500	25,500
0.15%, 1/3/13	12,300	12,298
0.11%, 1/4/13	25,000	24,997
0.12%, 1/4/13	80,000	79,991
0.11%, 1/7/13	45,000	44,995
0.13%, 1/8/13	20,000	19,997
0.14%, 1/8/13	20,700	20,697
0.17%, 1/9/13	9,800	9,798
0.14%, 1/11/13	12,000	11,998
0.13%, 1/14/13	16,250	16,247
0.12%, 1/16/13	41,500	41,494
0.13%, 1/17/13	15,000	14,997
0.15%, 1/17/13	30,000	29,995
0.10%, 1/23/13	25,000	24,996
0.13%, 1/24/13	25,000	24,995
0.13%, 1/25/13	15,000	14,997
0.14%, 1/28/13	18,700	18,696
0.18%, 1/31/13	20,200	20,194
0.13%, 2/1/13	15,000	14,996
0.18%, 2/1/13	6,500	6,498
0.16%, 2/13/13	10,000	9,997
0.19%, 3/1/13	20,300	20,290
0.19%, 3/4/13	21,000	20,990
0.17%, 3/5/13	20,700	20,691
0.16%, 3/7/13	25,000	24,989
0.15%, 3/11/13	25,000	24,990
0.21%, 4/5/13	27,000	26,980
0.21%, 4/9/13	15,100	15,089
0.15%, 4/12/13	20,000	19,989
0.15%, 4/15/13	10,000	9,994
0.20%, 4/19/13	19,800	19,785
0.18%, 4/22/13	20,500	20,485
0.20%, 5/6/13	25,200	25,178

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 57.3% (1) – continued

Federal Farm Credit Bank – 21.0% – continued
0.20%, 5/9/13	$20,500	$20,482
0.18%, 5/10/13	15,100	15,088
0.16%, 5/15/13	10,000	9,993
0.18%, 5/21/13	22,000	21,981
0.16%, 5/28/13	50,000	49,959
0.18%, 5/28/13	21,600	21,582
0.18%, 6/5/13	31,000	30,971
0.19%, 6/14/13	15,100	15,084
0.20%, 6/18/13	16,500	16,482
0.22%, 7/3/13	20,500	20,473
0.22%, 7/10/13	16,500	16,478
0.18%, 7/11/13	8,500	8,491
0.17%, 7/15/13	10,000	9,989
0.18%, 7/17/13	8,500	8,490
0.20%, 7/18/13	36,500	36,454
0.20%, 8/14/13	5,000	4,993
0.18%, 9/5/13	54,000	53,925
0.18%, 9/9/13	11,000	10,984
0.19%, 10/1/13	44,000	43,929
0.18%, 10/18/13	12,500	12,480
0.20%, 11/22/13	18,500	18,463

FFCB FRN, 0.18%, 12/1/12	110,000	109,981
0.24%, 12/1/12	59,940	59,941
0.25%, 12/1/12	40,000	39,998
0.26%, 12/1/12	77,000	77,000
0.29%, 12/1/12	11,000	11,005
0.30%, 12/1/12	132,990	133,014
0.31%, 12/1/12	20,000	20,005
0.32%, 12/1/12	30,000	30,038
0.34%, 12/1/12	44,775	44,809
0.38%, 12/1/12	29,000	28,998
0.39%, 12/1/12	55,000	55,102
0.41%, 12/1/12	82,500	82,639
0.21%, 12/2/12	115,800	115,810
0.16%, 12/6/12	68,500	68,477
0.19%, 12/6/12	7,000	7,000
0.12%, 12/8/12	95,000	94,998
0.20%, 12/8/12	90,000	90,000
0.18%, 12/9/12	42,480	42,456
0.10%, 12/10/12	50,000	49,999
0.24%, 12/10/12	75,000	75,002
0.17%, 12/11/12	92,000	92,005

(A)	Name change effective April 1, 2012. Formerly known as the Government Select Portfolio.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 57.3% (1) – continued

Federal Farm Credit Bank – 21.0% – continued
0.19%, 12/11/12	$16,000	$16,000
0.17%, 12/12/12	46,810	46,790
0.12%, 12/13/12	93,120	93,095
0.18%, 12/13/12	39,000	39,000
0.19%, 12/15/12	28,300	28,295
0.21%, 12/15/12	28,100	28,114
0.25%, 12/15/12	25,000	25,003
0.18%, 12/16/12	78,000	77,995
0.15%, 12/20/12	145,000	144,973
0.20%, 12/22/12	54,500	54,507
0.23%, 12/22/12	59,400	59,435
0.04%, 12/25/12	20,000	20,000
0.11%, 12/26/12	40,000	39,998
0.15%, 12/26/12	83,000	82,967
0.27%, 12/26/12	40,000	40,014
0.07%, 12/27/12	50,000	50,000
		3,613,655

Federal Home Loan Bank – 35.0%

FHLB Bonds, 0.18%, 1/9/13	25,700	25,699
0.17%, 1/10/13	20,500	20,499
1.50%, 1/16/13	12,500	12,520
0.17%, 1/24/13	37,110	37,111
0.16%, 2/1/13	21,000	20,998
0.17%, 2/1/13	61,500	61,500
0.18%, 2/1/13	10,000	10,000
0.15%, 2/6/13	29,200	29,200
0.16%, 2/6/13	129,500	129,503
0.17%, 2/6/13	45,200	45,199
0.17%, 2/11/13	18,700	18,699
0.19%, 2/12/13	23,400	23,399
0.16%, 2/13/13	15,000	14,999
0.17%, 2/13/13	83,500	83,502
0.17%, 2/15/13	40,800	40,798
0.18%, 2/15/13	30,190	30,188
0.19%, 2/15/13	23,000	22,999
0.17%, 2/25/13	25,000	24,999
0.13%, 3/5/13	13,000	12,997
0.28%, 3/6/13	12,500	12,503
1.25%, 4/2/13	20,800	20,870
0.25%, 4/11/13	10,000	10,000
0.16%, 4/17/13	208,000	207,983
0.16%, 4/18/13	83,000	82,993
0.22%, 5/17/13	19,800	19,798

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 57.3% (1) – continued

Federal Home Loan Bank – 35.0% – continued
0.18%, 6/17/13	$97,000	$96,994
0.17%, 6/20/13	42,300	42,294
0.17%, 6/21/13	13,500	13,498
0.18%, 8/20/13	35,000	34,997
0.13%, 9/19/13	21,500	21,484
0.28%, 11/21/13	10,500	10,505

FHLB Discount Notes, 0.12%, 12/5/12	42,885	42,884
0.13%, 12/7/12	104,000	103,998
0.14%, 12/7/12	30,000	29,999
0.15%, 12/7/12	79,700	79,698
0.13%, 1/2/13	25,000	24,996
0.18%, 1/2/13	58,400	58,391
0.11%, 1/4/13	41,500	41,495
0.12%, 1/4/13	183,500	183,480
0.13%, 1/4/13	83,500	83,491
0.13%, 1/9/13	4,500	4,499
0.14%, 1/9/13	41,500	41,493
0.18%, 1/9/13	61,500	61,489
0.14%, 1/11/13	25,000	24,996
0.14%, 1/16/13	25,000	24,995
0.16%, 1/16/13	24,904	24,899
0.17%, 1/16/13	165,500	165,465
0.15%, 1/18/13	140,000	139,973
0.11%, 1/23/13	36,000	35,994
0.14%, 1/25/13	125,000	124,973
0.14%, 1/28/13	18,700	18,696
0.12%, 2/1/13	41,500	41,489
0.19%, 2/1/13	29,100	29,093
0.18%, 2/4/13	19,400	19,394
0.14%, 2/6/13	21,000	20,994
0.15%, 2/6/13	10,000	9,997
0.15%, 2/13/13	24,856	24,848
0.17%, 2/13/13	265,800	265,711
0.15%, 2/20/13	25,000	24,991
0.17%, 2/20/13	12,500	12,496
0.15%, 2/22/13	55,000	54,981
0.18%, 2/26/13	41,500	41,482
0.15%, 2/27/13	15,000	14,995
0.18%, 3/1/13	21,460	21,450
0.16%, 3/8/13	205,000	204,912
0.21%, 4/1/13	15,400	15,389
0.22%, 4/2/13	19,700	19,685
0.16%, 4/3/13	25,000	24,987

(A)	Name change effective April 1, 2012. Formerly known as the Government Select Portfolio.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SELECT PORTFOLIO (A) continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 57.3% (1) – continued

Federal Home Loan Bank – 35.0% – continued
0.16%, 4/5/13	$179,500	$179,402
0.16%, 4/10/13	152,000	151,913
0.16%, 4/15/13	16,500	16,490
0.17%, 4/17/13	131,600	131,517
0.17%, 4/19/13	26,000	25,983
0.17%, 4/26/13	53,500	53,464
0.20%, 5/1/13	60,000	59,950
0.20%, 5/2/13	12,600	12,589
0.17%, 5/3/13	23,028	23,009
0.20%, 5/3/13	59,000	58,952
0.20%, 5/6/13	25,000	24,978
0.21%, 5/13/13	30,300	30,271
0.21%, 5/21/13	36,000	35,964
0.17%, 5/29/13	61,500	61,450
0.20%, 6/7/13	20,500	20,479
0.20%, 6/10/13	17,500	17,481
0.22%, 6/28/13	42,700	42,646
0.20%, 7/24/13	9,000	8,988
0.19%, 9/12/13	22,500	22,466

FHLB FRN, 0.18%, 12/1/12	115,000	114,974
0.21%, 12/1/12	90,000	89,997
0.22%, 12/1/12	125,000	125,000
0.23%, 12/1/12	50,000	49,990
0.24%, 12/1/12	80,000	79,971
0.25%, 12/1/12	60,000	59,988
0.26%, 12/1/12	190,000	189,989
0.29%, 12/1/12	60,480	60,480
0.31%, 12/1/12	76,100	76,097
0.32%, 12/1/12	119,890	119,890
0.34%, 12/1/12	20,000	20,000
0.35%, 12/1/12	36,000	35,999
0.36%, 12/1/12	75,000	75,000
0.00%, 12/3/12	5,000	4,999
0.18%, 12/14/12	103,500	103,500
0.14%, 12/19/12	39,500	39,492
0.17%, 12/25/12	25,200	25,200
0.14%, 12/27/12	65,000	64,998
0.10%, 1/9/13	49,000	49,003
0.17%, 1/16/13	86,000	85,991
0.19%, 1/24/13	60,000	60,000
0.19%, 1/26/13	59,500	59,500
0.09%, 2/14/13	40,000	40,000
		6,009,576

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 57.3% (1) – continued

Tennessee Valley Authority – 1.3%

Tennessee Valley Authority Discount Note, 0.13%, 12/6/12	$228,500	$228,496
Total U.S. Government Agencies
(Cost $9,851,727)		9,851,727

U.S. GOVERNMENT OBLIGATIONS – 21.9%

U.S. Treasury Bills – 10.8%
0.11%, 12/6/12	374,500	374,494
0.12%, 12/6/12	208,000	207,997
0.13%, 12/6/12	250,000	249,996
0.08%, 1/3/13	84,000	83,991
0.15%, 1/3/13	105,300	105,288
0.11%, 2/14/13	300,000	299,933
0.10%, 2/28/13	250,000	249,938
0.13%, 4/4/13	84,000	83,958
0.17%, 4/4/13	33,500	33,483
0.14%, 4/11/13	42,000	41,978
0.19%, 5/2/13	17,800	17,786
0.15%, 5/30/13	41,000	40,966
0.19%, 5/30/13	31,100	31,074
0.18%, 8/22/13	47,000	46,931
		1,867,813

U.S. Treasury Notes – 11.1%
1.38%, 1/15/13	694,100	695,144
0.63%, 1/31/13	128,200	128,306
2.88%, 1/31/13	200,000	200,905
1.38%, 2/15/13	402,500	403,536
0.63%, 2/28/13	20,500	20,522
1.75%, 4/15/13	100,300	100,874
0.63%, 4/30/13	50,000	50,094
0.50%, 5/31/13	94,000	94,152
1.00%, 7/15/13	166,500	167,341
0.38%, 7/31/13	25,000	25,030
0.50%, 10/15/13	23,500	23,561
		1,909,465
Total U.S. Government Obligations
(Cost $3,777,278)		3,777,278

Investments, at Amortized Cost
($13,629,005)		13,629,005

(A)	Name change effective April 1, 2012. Formerly known as the Government Select Portfolio.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 21.1% (2)

Repurchase Agreements – 21.1%

Bank of America N.A., dated 11/30/12,repurchase price $640,012 0.23%, 12/3/12	$640,000	$640,000

Citigroup Global Markets, Inc., dated 11/30/12, repurchase price $815,560 0.24%, 12/3/12	815,544	815,544

Credit Suisse Securities, dated 11/30/12,repurchase price $334,398 0.23%, 12/3/12	334,392	334,392

Federal Reserve Bank of New York, dated 11/30/12, repurchase price $10,000 0.18%, 12/3/12	10,000	10,000

Merrill Lynch, dated 11/30/12, repurchase price $100,002 0.25%, 12/3/12	100,000	100,000

Merrill Lynch, dated 11/30/12, repurchase price $725,014 0.23%, 12/3/12	725,000	725,000

RBS Securities, Inc., dated 11/30/12,repurchase price $1,000,018 0.22%, 12/3/12	1,000,000	1,000,000
		3,624,936
Total Repurchase Agreements
(Cost $3,624,936)		3,624,936

Total Investments – 100.3%
(Cost $17,253,941) (3)		17,253,941

Liabilities less Other Assets – (0.3)%		(54,393)
NET ASSETS – 100.0%		$17,199,548

(1)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLB	$82,797	0.25% – 4.80%	1/22/13 – 8/27/27
FHLMC	$662,701	1.00% – 6.00%	3/8/17 – 12/1/42
FNMA	$1,242,478	0.00% – 6.00%	10/1/16 – 12/1/42
GNMA	$702,683	3.00% – 4.50%	1/20/40 – 9/20/42
U.S. Treasury Notes	$1,030,002	0.13% – 2.38%	4/15/16 – 7/15/20
Total	$3,720,661

(3)	The cost for federal incoime tax purposes was $17,253,941

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurements date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the U.S. Government Select Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Portfolio	$–	$17,253,941	(1)	$–	$17,253,941

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2012, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

(A)	Name change effective April 1, 2012. Formerly known as the Government Select Portfolio.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8%

Alabama – 0.5%

Mobile Alabama IDB PCR VRDB, Alabama Power, 1st Series 0.18%, 12/3/12	$6,550	$6,550

Mobile County Alabama IDA Pollution Control Revenue Refunding VRDB, Exxonmobil Project, (Exxon Gtd.), 0.17%, 12/3/12	2,000	2,000

Taylor-Ryan Improvement District No. 2 VRDB, Series A, Alabama Special Assessment (Wachovia Bank N.A. LOC), 0.17%, 12/10/12	11,100	11,100
		19,650

Arizona – 1.4%

Apache County Arizona IDA IDR Tucson Electric Power, Series 83A (U.S. Bancorp LOC), 0.17%, 12/10/12	5,000	5,000

Arizona State University Board Regents COPS (Wells Fargo & Co. Gtd.), 0.19%, 12/10/12 (1)(2)	16,935	16,935

BB&T Municipal Trust Revenue VRDB, Series 2003, Floaters, (Branch Banking & Trust Co. LOC), 0.14%, 12/10/12 (2)	9,995	9,995

Tucson Arizona IDA VRDB, Series 2002-A, Housing Family Housing Resource Projects (FNMA LOC), 0.17%, 12/10/12	7,030	7,030

Yuma Arizona IDA Hospital Revenue VRDB, Yuma Regional Medical Center, (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12 (2)	23,100	23,100
		62,060

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Arkansas – 0.2%

Benton County Arkansas Public Facilities Board College Parking Revenue Refunding VRDB, Series A, Northwest Arkansas Community (FHLB of Dallas LOC), 0.16%, 12/10/12	$7,030	$7,030

California – 6.7%

California Municipal Finance Authority Revenue Refunding VRDB, Touro University California Project, (FHLB of San Francisco LOC), 0.14%, 12/10/12	8,505	8,505

California Pollution Control Financing Authority Solid Waste Disposal Revenue VRDB, Athens Services Project (Wells Fargo Bank N.A. LOC), 0.18%, 12/10/12	12,500	12,500

California School Cash Reserve Program Authority Revenue Notes, Series C, 2.00%, 2/1/13	8,700	8,726

California State School Cash Reserve Program Authority Revenue Notes, Series D, 2.00%, 2/1/13	20,000	20,044

California State School Cash Reserve Program Authority Revenue Senior Notes, Series A, 2.00%, 3/1/13	4,000	4,017

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series 2009-M, South Shore Apartments (FHLB of San Francisco, LOC), 0.15%, 12/10/12	5,000	5,000

California Statewide Communities Development Authority Multifamily Housing Revenue VRDB, Series D, Lincoln Walk Apartment Project (PNC Bancorp Inc. LOC), 0.19%, 12/10/12	8,950	8,950

City of Fresno California Multifamily Housing Revenue Refunding VRDB, Series A (FNMA LOC), 0.18%, 12/10/12	745	745

Daly City California Housing Financing Agency Multifamily Revenue Refunding VRDB, Series 1999, Serramonte Del Ray (FNMA Gtd.), 0.18%, 12/10/12	8,730	8,730

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

California – 6.7% – continued

Deutsche Bank Spears/Lifers Trust Spears Revenue Bonds, Series DB-484, 0.20%, 12/10/12 (2)	$20,820	$20,820

Livermore California COPS VRDB, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	9,575	9,575

Los Angeles California Department of Water & Power Revenue VRDB, Power Systems, Series A-8 0.15%, 12/10/12	25,970	25,970

Los Angeles California G.O. TRANS, Series A, 2.00%, 2/28/13	20,000	20,088

Los Angeles, California Department Water & Power Revenue VRDB, Power Systems Series A-2 0.15%, 12/10/12	25,500	25,500

Orange County California Housing Authority Apartment Development Revenue Refunding VRDB, Oasis Martinique, Series I (FNMA Gtd.), 0.18%, 12/10/12	6,200	6,200

Pasadena Community Development Commission Multifamily Revenue Refunding VRDB, Holly Street Apartments, Series A, (FNMA LOC), 0.19%, 12/10/12	33,315	33,315

Sacramento County California Housing Authority Multifamily Housing Revenue Refunding VRDB, Series A, Bent Tree Apartments (FNMA Gtd.), 0.18%, 12/10/12	6,900	6,900

Sacramento County California Multifamily Housing Revenue VRDB, Series B, River Pointe Apartments, (FNMA Gtd.), 0.18%, 12/10/12	3,000	3,000

Sacramento County Sanitation District Finance Authority Revenue Refunding VRDB, Series E, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	16,950	16,950

San Diego California Unified School District G.O. TRANS, Series A-1, 2.00%, 1/31/13	10,000	10,030

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

California – 6.7% – continued

San Diego County California Regional Transportation Commission Sales Tax Revenue VRDB 0.16%, 12/10/12	$8,400	$8,400

San Francisco California City & County Multifamily Housing Revenue Refunding VRDB, Post Street Towers, Series A (FHLMC Insured), 0.14%, 12/10/12	6,000	6,000

San Francisco City & County California Redevelopment Agency Revenue Bonds, Series C, 3rd Mission, (FNMA Insured), 0.15%, 12/10/12	5,000	5,000

Southern California Public Power Authority Revenue Refunding VRDB, Magnolia Power Project, Series A-2, (Wells Fargo Bank N.A. LOC), 0.15%, 12/10/12	19,700	19,700
		294,665

Colorado – 3.4%

Arapahoe County Colorado Multifamily Revenue Refunding VRDB, Series 2001, Rent Housing Hunters Run (FHLMC LOC), 0.15%, 12/10/12	300	300

Castle Pines North Finance Corp. Colorado COPS VRDB, Series F (Wells Fargo Bank N.A. LOC), 0.22%, 12/10/12	7,945	7,945

Colorado Educational & Cultural Facilities Authority Revenue VRDB, Bear Creek School Project (U.S. Bank N.A. LOC), 0.15%, 12/10/12	6,010	6,010

Colorado Health Facilities Authority Revenue Refunding VRDB, Series 2008, The Evangelical Project (U.S. Bank N.A. LOC), 0.18%, 12/10/12	1,000	1,000

Colorado Health Facilities Authority Revenue VRDB, Fraiser Meadows Community Project, (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	24,000	24,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Colorado – 3.4% – continued

Colorado Health Facilities Authority Revenue VRDB, Series 2006-A, Golden West Manor (U.S. Bank N.A. LOC), 0.22%, 12/10/12	$6,335	$6,335

Colorado Health Facilities Authority Revenue VRDB, Sisters of Charity 0.17%, 12/10/12	2,200	2,200

Colorado HFA SFM Revenue VRDB, Series 2006-C1-B2, 0.17%, 12/10/12	14,300	14,300

Colorado Multifamily Housing & Finance Authority Revenue Bonds, Series A2, Class I (AMT), 0.20%, 12/10/12	6,000	6,000

Colorado Springs Utilities Revenue Refunding VRDB, 0.16%, 12/10/12	8,700	8,700

Colorado Springs Utilities System Revenue VRDB, Sub Lien Improvement, Series A, 0.17%, 12/10/12	9,835	9,835

Colorado State Housing Finance Authority SFM Revenue VRDB, AMT, 0.20%, 12/10/12	35,000	35,000

Colorado State Multifamily Housing & Finance Authority Revenue VRDB, Multifamily Project B-3-I, AMT, 0.20%, 12/10/12	1,720	1,720

Denver Colorado Urban Renewal Authority Tax Increment Revenue VRDB, Series A-2, Stapleton (U.S. Bank N.A. LOC), 0.17%, 12/10/12	755	755

Denver Colorado Urban Renewal Authority Tax Revenue VRDB, Tax Allocation, Series A-1, Stapleton (U.S. Bank N.A. LOC), 0.17%, 12/10/12	2,300	2,300

University of Colorado Hospital Authority Revenue VRDB, Series A, (Wells Fargo Bank N.A. LOC), 0.15%, 12/10/12	21,215	21,215
		147,615

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Connecticut – 0.2%

Connecticut State Development Authority Revenue Refunding VRDB, Bradley Airport Hotel Project, (TD Banknorth Inc. LOC), 0.17%, 12/10/12	$4,100	$4,100

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series T-2, Yale University, 0.14%, 12/10/12	6,050	6,050
		10,150

District of Columbia – 2.8%

District of Columbia G.O. Bonds (Wells Fargo & Co. Gtd.), 0.18%, 12/10/12 (2)	16,420	16,420

District of Columbia Revenue Bonds, Tranche 3, Series A (PNC Bancorp Inc. LOC), 0.14%, 12/10/12	9,800	9,800

District of Columbia Revenue VRDB, Henry J. Kaiser Foundation 0.16%, 12/10/12	4,700	4,700

District of Columbia Revenue VRDB, Series 2007, DC Preparatory Academy (M&T Bank Corp. LOC), 0.23%, 12/10/12	8,680	8,680

District of Columbia Revenue VRDB, Series 2008, Kipp (M&T Bank Corp. LOC), 0.19%, 12/10/12	18,500	18,500

Metropolitan Washington D.C. Apartment Authority Systems Revenue Refunding VRDB, AMT (Barclays PLC LOC), 0.17%, 12/3/12	63,050	63,050
		121,150

Florida – 7.1%

Brevard County Health Facilities Authority Revenue Refunding VRDB, Retirement Housing Foundation, (KBC Groep NV LOC), 0.15%, 12/10/12	1,795	1,795

Broward County Florida Educational Facilities Authority Revenue VRDB, City College Project (Citibank N.A. LOC), 0.16%, 12/10/12	9,595	9,595

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Florida – 7.1% – continued

Capital Trust Agency Florida Housing Revenue VRDB, Series 2008-A, Atlantic Housing Foundation (FNMA, LOC), 0.16%, 12/10/12	$21,770	$21,770

Citizens Property Insurance Corp. Revenue Bonds, Series A-2, Senior Secured Notes, 2.50%, 6/1/13	35,000	35,333

Florida Housing Finance Agency Multifamily Housing Huntington VRDB, Series 1985 (FHLMC Gtd.), 0.19%, 12/10/12	4,300	4,300

Florida Housing Finance Agency Multifamily River Oaks VRDB, Series 1985 (FHLMC Insured), 0.17%, 12/10/12	6,200	6,200

Florida Housing Finance Corp. Multifamily Mortgage Revenue VRDB, Series 2008-L, Hudson Ridge Apartments (FHLB of San Francisco LOC), 0.16%, 12/10/12	7,055	7,055

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Lee Vista Apartments (FHLMC Insured), 0.16%, 12/10/12	16,410	16,410

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series 2004, Mortgage, Maitland Apartments (FHLMC Gtd.), 0.16%, 12/10/12	18,175	18,175

Florida Housing Finance Corp. Multifamily Revenue Refunding VRDB, Series C, Mortgage Monterey Lake (FHLMC LOC), 0.15%, 12/10/12	7,325	7,325

Florida State Board of Education Public Education G.O. Bonds, Series A, Capital Outlay 0.16%, 12/10/12 (2)	10,000	10,000

JEA Electric System Revenue VRDB, Series A, (Bank of Montreal LOC), 0.14%, 12/10/12	5,980	5,980

JEA Water & Sewer System Revenue VRDB, Subseries A-1, 0.19%, 12/3/12	1,100	1,100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Florida – 7.1% – continued

Lake County Florida Capital Improvement Revenue VRDB, (Deutsche Bank AG LOC), 0.20%, 12/10/12 (2)	$29,378	$29,378

Lakeland Florida Educational Facilities Revenue Refunding VRDB, Series B, Florida Southern College, (TD Banknorth Inc. LOC), 0.15%, 12/10/12	10,000	10,000

Lee County Florida HFA Multifamily Housing Revenue Refunding Bonds VRDB, Series 1995-A, Forestwood Apartments Project (FNMA Gtd.), 0.17%, 12/10/12	11,485	11,485

Marion County Florida IDA Multifamily Housing Revenue Refunding VRDB, Chambrel Project, (FNMA Gtd.), 0.16%, 12/10/12	2,000	2,000

Martin County Florida Health Facilities Authority Hospital Revenue Refunding VRDB, Martin Memorial Medical Center, (Wachovia Bank N.A. LOC), 0.16%, 12/10/12	12,950	12,950

Martin County Health Facilities Authority Revenue Refunding VRDB, Martin Memorial Medical Center, Series A, (PNC Bancorp Inc. LOC), 0.16%, 12/10/12	9,790	9,790

Miami-Dade County Florida Special Obligation Revenue VRDB, Series B, Juvenile Courthouse, (TD Banknorth Inc. LOC), 0.16%, 12/10/12	9,000	9,000

Orange County Florida Health Facilities Authority Revenue VRDB, Hospital Orlando Regional, Series E, (Branch Banking & Trust Co. LOC), 0.17%, 12/10/12	20,000	20,000

Orlando-Orange County Florida Expressway Authority Revenue Refunding VRDB, Series C-4, (TD Banknorth Inc. LOC), 0.15%, 12/10/12	20,000	20,000

Sunshine State Governmental Financing Commission Florida Revenue VRDB, Miami Dade County Program, Series A, (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	20,000	20,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Florida – 7.1% – continued

Sunshine State Governmental Financing Commission Revenue VRDB, Miami Dade County Program, Series B, (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	$17,000	$17,000

Volusia County Florida HFA Multifamily Housing Revenue Refunding VRDB, Series 2002, Anatole Apartments (FNMA Insured), 0.17%, 12/10/12	5,045	5,045

Volusia County Florida IDA Revenue Refunding VRDB, Retirement Housing Foundation, (KBC Groep NV LOC), 0.15%, 12/10/12	300	300
		311,986

Georgia – 3.0%

Bacon Georgia IDA Revenue Bonds, D L Lee & Sons, Inc. Project, (Branch Banking & Trust Co. LOC), 0.25%, 12/10/12	5,570	5,570

BB&T Municipal Trust Revenue VRDB, Floaters Series 2024, (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12 (2)	10,275	10,275

Clayton County Georgia Housing Authority Multifamily Housing Revenue VRDB, Series 1985, Rivers Edge Development (FHLMC Gtd.), 0.16%, 12/10/12	1,655	1,655

Cobb County Georgia Development Authority Revenue VRDB, Series 2009, North Cobb Christian School (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	11,770	11,770

Cobb County Georgia Housing Authority Multifamily Housing Revenue Refunding VRDB, Series 1999, Cobb-Six Flags Association (FHLMC LOC), 0.16%, 12/10/12	5,290	5,290

DeKalb County Georgia Housing Authority Multifamily Housing Revenue VRDB, Series 1997, Post Walk Project (Collateralized by FNMA) 0.17%, 12/10/12	100	100

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Georgia – 3.0% – continued

DeKalb County Georgia Multifamily Housing Authority Revenue VRDB, Highland Place Apartments Project, (FHLMC LOC), 0.16%, 12/10/12	$11,700	$11,700

DeKalb County Multifamily Housing Authority Revenue VRDB, Crow Wood Arbor Association, (FHLMC Gtd.), 0.16%, 12/10/12	7,130	7,130

Georgia Municipal Gas Authority Refunding Revenue Bonds, Gas Portfolio, Series R, 2.00%, 10/1/13	9,700	9,837

Gwinnett County Georgia Housing Authority Multifamily Housing Revenue VRDB, Series 1996, Post Corners Project (FNMA Gtd.), 0.17%, 12/10/12	7,400	7,400

Marietta Georgia Housing Authority Multifamily Revenue Refunding VRDB, Housing Wood Glen (FHLMC Insured), 0.20%, 12/10/12	6,665	6,665

Roswell Georgia Housing Authority Multifamily Revenue Refunding VRDB, Series 1994, Housing Wood Crossing Project (FHLMC LOC), 0.16%, 12/10/12	5,550	5,550

Roswell Housing Authority Revenue Refunding VRDB, Housing Chambrel Roswell (FNMA, Gtd.), 0.16%, 12/10/12	20,160	20,160

Wells Fargo Stage Trust Revenue VRDB, Floater Certificates Series 36C, (Chatham County Georgia Gtd.), 0.19%, 12/10/12 (2)	29,565	29,565
		132,667

Hawaii – 0.2%

Eclipse Funding Trust G.O. VRDB, Solar Eclipse, Honolulu (U.S. Bank N.A. LOC), 0.16%, 12/10/12 (2)	4,195	4,195

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Hawaii – 0.2% – continued

Hawaii State Housing Finance & Development Corp. Multifamily Revenue VRDB, Series 2008, Housing Lokahi Kau (FHLMC LOC), 0.16%, 12/10/12	$3,075	$3,075
		7,270

Idaho – 0.5%

Idaho Housing & Finance Association Non-profit Facilities Revenue VRDB, Series 2008, College of Idaho Project (U.S. Bank N.A. LOC), 0.15%, 12/10/12	10,365	10,365

Idaho Housing & Finance Association Revenue VRDB, Balmoral Apartments Project, (U.S. Bank N.A. LOC), 0.22%, 12/3/12	5,270	5,270

Idaho Housing & Finance Association Revenue VRDB, Balmoral Apartments Living (U.S. Bank N.A. LOC), 0.22%, 12/3/12	4,160	4,160
		19,795

Illinois – 7.3%

Aurora Illinois Revenue VRDB, Series 2003, Counseling Center of Fox Valley Project (Harris Bankcorp Inc. LOC), 0.17%, 12/10/12	3,210	3,210

Bridgeview Illinois G.O. Refunding VRDB, Series C (Harris Bankcorp Inc. LOC), 0.20%, 12/10/12	17,500	17,500

Chicago Illinois Board of Education G.O. VRDB, Series B (Wells Fargo Bank N.A. LOC), 0.17%, 12/10/12	8,700	8,700

Chicago Illinois G.O. Refunding VRDB, Series D-1 (Bank of Montreal LOC), 0.18%, 12/3/12	3,225	3,225

Chicago Illinois O’Hare International Airport Revenue VRDB Spears, Series DBE 1056X (Deutsche Bank AG Gtd.), 0.21%, 12/10/12 (2)	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Illinois – 7.3% – continued

Chicago Illinois State Multifamily Housing Development Finance Authority Revenue VRDB, West Chicago Senior Apartments, (Citibank N.A. LOC), 0.18%, 12/10/12	$6,700	$6,700

Chicago Midway Airport Illinois Municipal Interest Bearing CP, (BMO Harris Bank N.A. LOC), 0.22%, 12/4/12	4,936	4,936

City of Chicago Illlinois Municipal Interest Bearing CP, (BMO Harris Bank N.A. LOC), 0.22%, 12/4/12	3,057	3,057

Deutsche Bank Spears/Lifers Trust Goldman Sachs Revenue VRDB, Series DB-476 , (Deutsche Bank AG Gtd.), 0.20%, 12/10/12 (2)	12,660	12,660

DuPage County Illinois Educational Facilities Revenue VRDB, Series A, Benedictine University (U.S. Bank N.A. LOC), 0.15%, 12/10/12	6,391	6,391

Illinois Development Finance Authority Revenue VRDB, BAPS, Inc. Project (Comerica LOC), 0.17%, 12/10/12	7,985	7,985

Illinois Development Finance Authority Revenue VRDB, Evanston Northwestern, Series B, 0.18%, 12/3/12	16,080	16,080

Illinois Development Finance Authority Revenue VRDB, Series 1998, American Youth Hostels Project (Harris Bankcorp Inc. LOC), 0.17%, 12/10/12	6,285	6,285

Illinois Development Financial Authority Revenue VRDB, Series 2003, Jewish Council Youth Services (Harris Bankcorp Inc. LOC), 0.17%, 12/10/12	1,360	1,360

Illinois Educational Facilities Authority Revenue VRDB, Series 1985, Cultural Pool (JPMorgan Chase Bank N.A. LOC), 0.20%, 12/10/12	3,600	3,600

Illinois Educational Facilities Authority Revenue VRDB, Series 2003-B, Augustana College (Harris Bankcorp Inc. LOC), 0.17%, 12/10/12	6,090	6,090

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Illinois – 7.3% – continued

Illinois Educational Facilities Authority Revenue VRDB, Series B, University of Chicago, 0.24%, 5/2/13	$20,015	$20,015

Illinois Educational Facilities Authority Revenue VRDB, The Adler Planetarium, (FHLB of Boston LOC), 0.16%, 12/10/12	7,500	7,500

Illinois Finance Authority Development Revenue VRDB, John Hofmeister & Son, (BMO Harris Bank N.A. LOC), 0.29%, 12/10/12	3,000	3,000

Illinois Finance Authority Multifamily Revenue VRDB, Series 2005, Housing Villagebrook Apartments Project (FHLMC LOC), 0.18%, 12/10/12	5,000	5,000

Illinois Finance Authority Revenue Bonds, Series 2008, Chicago Horticultural Project (JPMorgan Chase Bank N.A. LOC), 0.18%, 12/10/12	9,000	9,000

Illinois Finance Authority Revenue VRDB, Literature Research Institute (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	5,715	5,715

Illinois Finance Authority Revenue VRDB, Loyola Academy, (JPMorgan Chase Bank N.A. LOC), 0.18%, 12/10/12	5,000	5,000

Illinois Finance Authority Revenue VRDB, Resurrection Health, Series C, (Barclays PLC LOC), 0.17%, 12/10/12	25,000	25,000

Illinois Finance Authority Revenue VRDB, Series 2007, North American Spine Society (Harris Bankcorp Inc. LOC), 0.17%, 12/10/12	9,680	9,680

Illinois Finance Authority Revenue VRDB, Series 2009-C, OSF Healthcare System (Wells Fargo Bank N.A. LOC), 0.18%, 12/10/12	5,000	5,000

Illinois Finance Authority Revenue VRDB, University of Chicago Medical Center, Series B, (Wells Fargo Bank N.A. LOC), 0.17%, 12/3/12	9,000	9,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Illinois – 7.3% – continued

Illinois Finance Authority Revenue VRDB, University of Chicago Medical, Series D-2, (PNC Bancorp Inc. LOC), 0.16%, 12/3/12	$5,500	$5,500

Illinois Multifamily Housing Development Authority Revenue VRDB, Alden Gardens Bloomingdale, (Harris Bankcorp Inc. LOC), 0.17%, 12/10/12	2,255	2,255

Illinois Municipal Electric Agency Power Supply Revenue VRDB, (Wells Fargo & Co. Gtd.), 0.19%, 12/10/12 (2)	16,105	16,105

Illinois State Development Finance Authority IDR VRDB, Katlaw Tretam & Co. Project, (JPMorgan Chase Bank N.A. LOC), 0.34%, 12/10/12	2,300	2,300

Illinois State Finance Authority Multifamily Housing Revenue VRDB, Autumn Ridge Apartments, Series A, (FHLMC LOC), 0.16%, 12/10/12	4,845	4,845

Illinois State Finance Authority Revenue Bonds, Series A-1, Advocate Health Care, 0.22%, 1/24/13	7,000	7,000

Illinois State Toll Highway Authority Revenue Refunding VRDB, Series A-2 (AGM Corp. Insured), 0.22%, 12/10/12	15,800	15,800

Illinois State Toll Highway Authority Revenue VRDB, Senior Priority, Series A-2A (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.16%, 12/10/12	15,000	15,000

Illinois State Toll Highway Authority Toll Highway Revenue VRDB, Series A-2D (Wachovia Bank N.A. LOC), 0.16%, 12/10/12	12,500	12,500

Savanna Illinois Industrial Development Revenue VRDB, Series A, Metform Corp. Project, (JPMorgan Chase Bank N.A. LOC), 0.21%, 12/10/12	1,000	1,000

Southwestern Illinois Development Authority Revenue VRDB, Arizon Co., Inc. Project, (FHLB of Des Moines LOC), 0.20%, 12/10/12	2,000	2,000

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Illinois – 7.3% – continued

University of Illinois Revenue VRDB, Series 2008, Auxiliary Facilities Systems, 0.17%, 12/10/12	$11,630	$11,630
		317,624

Indiana – 2.1%

Clarksville Indiana Revenue Refunding VRDB Retirement Housing Foundation, (U.S. Bank N.A. LOC), 0.15%, 12/10/12	4,115	4,115

Elkhart County Indiana Multifamily Revenue VRDB, Series 2008 II-A, Housing Ashton Pines Apartments (FHLB of Indianapolis LOC), 0.16%, 12/10/12	8,000	8,000

Indiana Finance Authority Environmental Revenue Refunding VRDB, Series A-4, Duke Energy Project, (Bank of America N.A. LOC), 0.17%, 12/3/12	19,925	19,925

Indiana Health Facility Financing Authority Revenue VRDB, Series E-6, Ascension Health, 0.15%, 12/10/12	12,280	12,280

Indiana State Bond Bank Revenue Notes, Series A, Interim Advance Funding Program, 1.25%, 1/1/13	17,300	17,314

Indiana State Development Finance Authority Economic Development Revenue VRDB, Series 2003, Young Men’s Christian Association (Wells Fargo Bank N.A. LOC), 0.28%, 12/10/12	2,400	2,400

Indiana State Finance Authority Revenue VRDB, Educational Facilities, Depauw University Project (PNC Bancorp Inc. LOC), 0.17%, 12/10/12	8,130	8,130

Lawrenceburg Indiana PCR Refunding Bonds, Series 2008-H, Indiana Michigan Power Co. Project (Bank of Nova Scotia LOC), 0.17%, 12/10/12	6,000	6,000

Lawrenceburg PCR Refunding VRDB, Series I, Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.14%, 12/10/12	5,250	5,250

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Indiana – 2.1% – continued

RBC Municipal Products, Inc. Revenue Bonds, Series E-23, (Royal Bank of Canada LOC), 0.16%, 12/10/12 (2)	$8,500	$8,500
		91,914

Iowa – 0.7%

Grinnell Iowa Hospital Revenue Refunding VRDB, Grinnell Regional Medical Center (U.S. Bank N.A. LOC), 0.19%, 12/3/12	2,650	2,650

Iowa Finance Authority Economic Development Revenue VRDB, Series 2002, Iowa West Foundation Project (U.S. Bank N.A. LOC), 0.16%, 12/10/12	6,100	6,100

Iowa Finance Authority Private College Revenue VRDB, Morningside College Project, (U.S. Bank N.A. LOC), 0.19%, 12/3/12	700	700

Iowa Finance Authority Retirement Community Revenue VRDB, Series 2003-B, Wesley Retirement Services (Wells Fargo Bank N.A. LOC), 0.16%, 12/10/12	6,500	6,500

Iowa Finance Authority Revenue VRDB, Series 2003, Museum of Art Foundation (U.S. Bank N.A. LOC), 0.19%, 12/3/12	3,405	3,405

Iowa Higher Education Loan Authority Revenue Refunding VRDB, Private College Facility, Loras College Project, (Bank of America N.A. LOC), 0.21%, 12/3/12	7,310	7,310

Iowa Higher Education Loan Authority Revenue Refunding VRDB, Private College, Des Moines Project (U.S. Bank N.A. LOC), 0.19%, 12/3/12	2,145	2,145
		28,810

Kansas – 1.2%

Kansas State Department of Transportation Highway Revenue Refunding VRDB, Series B-1, 0.15%, 12/10/12	5,265	5,265

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Kansas – 1.2% – continued

Kansas State Development Finance Authority Multifamily Housing Revenue VRDB, Series B, Boulevard Apartments (Wells Fargo Bank N.A. LOC), 0.19%, 12/10/12	$21,510	$21,510

Kansas State Development Finance Authority Multifamily Revenue Refunding VRDB, Housing Chesapeake Apartments Project (FHLMC LOC), 0.16%, 12/10/12	14,800	14,800

Olathe Kansas Multifamily Housing Refunding VRDB, Jefferson Place Apartments Project (FHLMC GIC), 0.16%, 12/10/12	7,780	7,780

Olathe Kansas Multifamily Housing Revenue Refunding VRDB, Jefferson Place Apartments Project, (FHLMC LOC), 0.22%, 12/10/12	2,485	2,485
		51,840

Kentucky – 1.1%

Boone County Kentucky Revenue Refunding VRDB, Duke Energy, (Wells Fargo Bank N.A. LOC), 0.15%, 12/10/12	5,500	5,500

Fort Mitchell League of Cities Funding VRDB, Series 2002-A, Trust Lease Program (U.S. Bank N.A. LOC), 0.16%, 12/10/12	5,600	5,600

Kentucky Economic Development Financial Authority Education Center Revenue VRDB, Series 2008-A, Ashland Hospital Corp. (Branch Banking & Trust Co. LOC), 0.17%, 12/10/12	17,300	17,300

Kentucky State Housing Corp. Conduit Multifamily Mortgage Revenue VRDB, Series A, Overlook Terraces Apartments, (FNMA Insured), 0.18%, 12/10/12	10,000	10,000

Morehead League of Cities Funding Trust Lease Program Revenue VRDB, Series 2004-A, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	7,318	7,318

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Kentucky – 1.1% – continued

Williamstown Kentucky League of Cities Funding Trust Lease Revenue VRDB, Series 2009-B (U.S. Bank N.A. LOC), 0.16%, 12/10/12	$3,595	$3,595
		49,313

Louisiana – 1.7%

Ascension Parish Louisiana IDB, Inc. Revenue VRDB, IMTT-Geismar (FHLB of Atlanta LOC), 0.17%, 12/10/12	17,000	17,000

East Baton Rouge Parish IDB, Inc. Revenue VRDB, Georgia-Pacific Corp. Project, (U.S. Bank N.A. LOC), 0.18%, 12/10/12	3,550	3,550

Louisiana Local Government Environmental Facilities & Community Authority Revenue VRDB, Series B, Nicholls State University (AGM Corp. Gtd.), 0.28%, 12/10/12	12,380	12,380

Louisiana Local Government Environmental Facilities & Community Development Authority Revenue VRDB, Series A, Go To The Show, (FHLB of Dallas LOC), 0.18%, 12/10/12	5,305	5,305

Louisiana Local Government Environmental Facilities & Community VRDB, Series B (FHLB of Dallas LOC), 0.18%, 12/10/12	10,635	10,635

Louisiana Public Facilities Authority Multifamily Housing Revenue Refunding VRDB, Linlake Ventures Project (FHLMC LOC), 0.15%, 12/10/12	8,000	8,000

Louisiana Public Facilities Authority Revenue Refunding VRDB, Series 1988, Multifamily (FNMA LOC), 0.19%, 12/10/12	8,900	8,900

Port New Orleans Louisiana Board of Commerce Revenue Refunding VRDB (FHLB LOC), 0.16%, 12/10/12	8,900	8,900
		74,670

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Maryland – 1.2%

Maryland Health & Higher Educational Facilities Authority Revenue VRDB, Mercey Ridge, (Manufacturers & Traders Trust Co. LOC), 0.16%, 12/10/12	$6,470	$6,470

Maryland State Community Development Administration Department Housing & Community Development Revenue VRDB, Series G, Multifamily Housing, Kirkwood (FHLMC LOC), 0.16%, 12/10/12	8,000	8,000

Maryland State Industrial Development Financing Authority Economic Development Revenue VRDB, Foodswing Project, (Bank of America N.A. LOC), 0.25%, 12/10/12	7,900	7,900

Montgomery County Maryland Economic Development Revenue VRDB, Series 2004, Riderwood Village, Inc. Project (M&T Bank Corp. LOC), 0.18%, 12/10/12	31,415	31,415
		53,785

Massachusetts – 1.4%

Deutsche Bank Spears/Lifers Trust VRDB, Series DB-658, Goldman Sachs Spears (Assured Guaranty Corp. Insured), 0.19%, 12/10/12 (2)	15,916	15,916

Massachusetts Development Finance Agency Revenue VRDB, New England Deaconess, Series A (RBS Citizens N.A. LOC), 0.18%, 12/10/12	4,000	4,000

Massachusetts State Development Finance Agency Multifamily Housing Revenue Refunding VRDB, Kensington Project (FNMA LOC), 0.19%, 12/10/12	14,550	14,550

Massachusetts State Development Finance Agency Revenue VRDB, Northfield Mount Hermon, (JPMorgan Chase Bank N.A. LOC), 0.18%, 12/10/12	4,700	4,700

Massachusetts State Development Finance Agency Revenue VRDB, Series 2007, Groton School 0.17%, 12/10/12	10,000	10,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Massachusetts – 1.4% – continued

Massachusetts State Development Finance Agency Revenue VRDB, Series A, Groton School 0.17%, 12/10/12	$10,000	$10,000
		59,166

Michigan – 2.0%

Ann Arbor Michigan Economic Development Corp. Revenue Refunding VRDB, Series B, Glacier Hills Project (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	1,085	1,085

Ann Arbor Michigan Economic Development Corp. Revenue VRDB, Series A, Glacier Hills, Inc. Project (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	4,650	4,650

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Limited Obligation, Hope College Project (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	7,500	7,500

Michigan Higher Education Facilities Authority Revenue Refunding VRDB, Limited Obligation, Series B, Law School Project, (RBS Citizens N.A. LOC), 0.15%, 12/10/12	19,850	19,850

Michigan Higher Education Facilities Authority Revenue VRDB, Limited Obligation, Cleary University Project (Comerica LOC), 0.22%, 12/10/12	4,785	4,785

Michigan State Hospital Finance Authority Revenue VRDB, Series 2004-B, Holland Community Hospital (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	7,525	7,525

Michigan State Housing Development Authority Multifamily Housing Revenue VRDB, Limited Obligation, Series A, Arbors, (FHLB of Indianapolis LOC), 0.18%, 12/10/12	8,695	8,695

Michigan State Strategic Fund Limited Obligation Revenue Refunding VRDB, Series 2008, Consumers Energy Co. (Wells Fargo Bank N.A. LOC), 0.17%, 12/10/12	10,000	10,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Michigan – 2.0% – continued

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Kroger Co. Recovery Zone (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.16%, 12/10/12	$9,500	$9,500

Michigan State Strategic Fund Limited Obligation Revenue VRDB, Series 2003, YMCA Metropolitan Detroit Project (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	2,265	2,265

Michigan State University Revenue VRDB, 0.17%, 12/10/12	5,000	5,000

Oakland County Michigan Economic Development Corp. Revenue VRDB, Marian High School Inc. Project, (Comerica LOC), 0.16%, 12/10/12	6,885	6,885
		87,740

Minnesota – 3.1%

Center City Minnesota Health Care Facilities Revenue VRDB, Hazelden Foundation Project, (U.S. Bank N.A. LOC), 0.19%, 12/3/12	3,200	3,200

City of Richfield Minnesota Multifamliy Housing Revenue VRDB, Woodlake Richfield, (Wells Fargo & Co. LOC), 0.19%, 12/3/12	5,400	5,400

Coon Rapids Minnesota IDR VRDB, Kurt Manufacturing Project, (U.S. Bank N.A. LOC), 0.18%, 12/10/12	5,000	5,000

Minnesota Office of Higher Education Revenue Bonds, Supplemental, Series B (AMT), (Royal Bank of Canada LOC), 0.16%, 12/10/12	45,000	45,000

Minnesota School District Capital Equipment Borrowing Program COPS, Tax & Aid Anticipation, (Minnesota School Districts Insured), 2.00%, 9/10/13	25,000	25,341

Minnesota State Higher Education Facilities Authority Revenue VRDB, Series A, University St. Thomas (U.S. Bank N.A. LOC), 0.18%, 12/10/12	25,650	25,650

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Minnesota – 3.1% – continued

Oak Park Heights Minnesota Multifamily Revenue Refunding VRDB, Series 2005, Housing Boutwells Landing (FHLMC Gtd.), 0.18%, 12/10/12	$6,960	$6,960

Owatonna Minnesota Housing Revenue Refunding VRDB, Series 2003-A, Second Century (FHLB of Des Moines LOC), 0.21%, 12/10/12	2,990	2,990

Rochester Minnesota G.O. VRDB, Series 2007-B, Waste Water 0.17%, 12/10/12	6,100	6,100

Roseville Minnesota Senior Housing Revenue Refunding VRDB, Series 2009, Eaglecrest Project (FHLMC LOC), 0.18%, 12/10/12	5,925	5,925

St. Paul Minnesota Port Authority District Heating Revenue Refunding VRDB (U.S. Bank N.A. LOC), 0.18%, 12/10/12	4,310	4,310
		135,876

Mississippi – 1.2%

Mississippi Business Finance Corp. Commission Gulf Opportunity Zone Revenue VRDB, Chevron USA, Inc., Series D 0.15%, 12/10/12	16,800	16,800

Mississippi Business Finance Corp. Revenue Refunding VRDB, Series B, Renaissance (FHLB of Dallas LOC), 0.16%, 12/10/12	7,780	7,780

Mississippi Business Finance Corp. Revenue VRDB, Series A, CPX Gulfport OPAG LLC (Wachovia Bank N.A. LOC), 0.16%, 12/10/12	12,935	12,935

Mississippi Business Finance Corp., Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Series A, Chevron USA Inc. Project, 0.16%, 12/3/12	6,000	6,000

Mississippi Business Finance Corp., Mississippi Business Finance Commission Gulf Opportunity Zone Revenue VRDB, Series F, Chevron USA, (Chevron Corp. Gtd.), 0.16%, 12/3/12	4,900	4,900

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Mississippi – 1.2% – continued

Mississippi Business Finance Corp., Revenue Refunding VRDB, Jackson Heart Realty (FHLB of Dallas LOC), 0.17%, 12/10/12	$5,075	$5,075
		53,490

Missouri – 2.5%

Bi-State Development Agency Missouri- Illinois Metropolitan District Revenue Refunding VRDB, Series A, Sub-Metrolink Crossing (JPMorgan Chase Bank N.A. LOC), 0.18%, 12/10/12	18,750	18,750

Curators of University of Missouri Municipal Interest Bearing CP, 0.25%, 12/3/12	24,000	24,000

Independence Missouri IDA Multifamily Housing Revenue Refunding VRDB, Series B, The Mansions Project (FHLMC LOC), 0.16%, 12/10/12	14,240	14,240

Kansas City Missouri IDA Multifamily Housing Revenue Refunding VRDB, Series B, Willow Creek Level Apartments (FNMA Insured), 0.17%, 12/10/12	7,395	7,395

Missouri State Health & Educational Facilities Authority Educational Facilities Revenue VRDB, Series 2002, Metropolitan Jesuit High School (U.S. Bank N.A. LOC), 0.19%, 12/3/12	900	900

Missouri State Health & Educational Facilities Authority Revenue VRDB, Lutheran Senior Services Project, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	16,700	16,700

Missouri State Health & Educational Facilities Authority Revenue VRDB, Lutheran Senior Services, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	12,000	12,000

Springfield IDA Revenue VRDB, Edco Group, Inc. Project, (BMO Harris Bank N.A. LOC), 0.29%, 12/10/12	3,000	3,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Missouri – 2.5% – continued

St. Charles County Missouri IDA Revenue Refunding VRDB, Country Club Apartments Project (FNMA LOC), 0.16%, 12/10/12	$4,000	$4,000

St. Charles County Missouri IDA Revenue VRDB, Series 2006, Trinity Manufacturing Project (FHLB of Des Moines LOC), 0.16%, 12/10/12	7,180	7,180
		108,165

Nevada – 0.8%

Carson City Hospital Revenue VRDB, Series 2003-B, Carson-Tahoe Hospital Project (U.S. Bank N.A. LOC), 0.15%, 12/10/12	13,500	13,500

Carson City Nevada Hospital Revenue VRDB, Series 2003-B, Carson Tahoe Regional Medical Center (U.S. Bank N.A. LOC), 0.15%, 12/10/12	4,920	4,920

Nevada Housing Division VRDB, Multifamily Unit Housing Revenue Project (Wachovia Bank N.A. LOC), 0.31%, 12/10/12	3,170	3,170

Nevada State Housing Revenue VRDB, Vista Creek Apartments, (FNMA LOC), 0.17%, 12/10/12	13,000	13,000
		34,590

New Hampshire – 0.1%

New Hampshire Health and Education Facilities Authority Revenue VRDB, Series B, Kendal at Hanover (FHLB of Boston, LOC), 0.19%, 12/10/12	5,845	5,845

New Jersey – 0.6%

BB&T Municipal Trust, Series 2047 (Branch Banking & Trust Co. LOC), 0.17%, 12/10/12 (2)	12,970	12,970

New Jersey EDA Revenue Refunding VRDB, Series B, Cranes Mill Project (TD Banknorth Inc. LOC), 0.15%, 12/10/12	5,660	5,660

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

New Jersey – 0.6% – continued

New Jersey EDA Revenue VRDB, Series B, Cranes Mill Project (TD Banknorth Inc. LOC), 0.15%, 12/10/12	$445	$445

New Jersey Health Care Facilities Financing Authority Revenue VRDB, Series 2002, Wiley Mission Project (TD Banknorth Inc. LOC), 0.15%, 12/10/12	5,080	5,080
		24,155

New Mexico – 0.2%

New Mexico Mortgage Finance Authority Multifamily Housing Revenue VRDB, Series A, Villas San Ignacio (FHLMC LOC), 0.17%, 12/10/12	8,000	8,000

New York – 6.4%

Monroe County New York Industrial Development Corp. Revenue VRDB, St. Ann’s Nursing Home (HSBC Bank USA N.A. LOC), 0.20%, 12/10/12	2,295	2,295

Monroe Security & Safety Systems Local Development New York Revenue VRDB, (M&T Bank Corp. LOC), 0.16%, 12/10/12	4,900	4,900

Nassau Health Care Corp. Revenue VRDB, Series B-1, (TD Banknorth Inc. LOC), 0.16%, 12/10/12	5,900	5,900

New York City G.O. Subseries D-3, (Bank of New York Mellon LOC), 0.15%, 12/3/12	29,005	29,005

New York City G.O. VRDB, Subseries I-8, 0.17%, 12/3/12	23,000	23,000

New York City G.O., Subseries G-6, (Mizuho Corporate Bank Ltd. LOC), 0.18%, 12/3/12	25,000	25,000

New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Subseries A-1, 0.16%, 12/3/12	9,000	9,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

New York – 6.4% – continued

New York City New York IDA Civic Facilities Revenue VRDB, Sephardic Community Youth Center (Manufacturers & Traders Trust Co. LOC), 0.21%, 12/10/12	$2,500	$2,500

New York City New York IDA Civic Facility Revenue VRDB, Series 2007, Ateret Torah Center Project (Wachovia Bank N.A. LOC), 0.15%, 12/10/12	11,980	11,980

New York City New York Industrial Development Agency Civic Facilities Revenue VRDB, Lycee Francais De New York Project, Series B, (TD Banknorth Inc. LOC), 0.15%, 12/10/12	13,750	13,750

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds TRANS, Subseries-A-7, 0.14%, 12/10/12	1,000	1,000

New York Liberty Development Corp. Revenue Refunding VRDB, 3 World Trade Center, 0.25%, 5/22/13	90,000	90,000

New York State Housing Finance Agency Revenue VRDB, West 30th Street Housing, Series A-1 (Wells Fargo Bank N.A. LOC), 0.15%, 12/10/12	15,000	15,000

RBC Municipal Products, Inc. Trust New York Revenue Bonds, Floater Certificates Series E-33 (Escrowed), 0.36%, 12/10/12 (2)	7,000	7,000

Suffolk County New York Industrial Development Agency Revenue VRDB, St. Anthony’s High School Civic, (U.S. Bank N.A. LOC), 0.13%, 12/10/12	14,805	14,805

Triborough New York Bridge & Tunnel Authority Revenue VRDB, Series A-3 (U.S. Bank N.A. LOC), 0.14%, 12/10/12	14,110	14,110

Warren & Washington Counties New York IDA Civic Facility Revenue VRDB, Series 2000, Glen At Highland Meadows Project (Banco Santander SA LOC), 0.18%, 12/10/12	10,185	10,185
		279,430

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

North Carolina – 3.7%

Charlotte North Carolina Airport Revenue VRDB, Series 2010-C, Charlotte Douglas Project (Wachovia Bank N.A. LOC), 0.18%, 12/10/12	$4,500	$4,500

Cleveland County North Carolina Industrial Facilities Pollution Control Financing Authority Revenue VRDB, Cleveland County Family YMCA (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	10,175	10,175

Forsyth County North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue VRDB, Recreation Facilities-YMCA Winston (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	10,760	10,760

Greensboro North Carolina G.O. VRDB, Street Improvement 0.17%, 12/10/12	10,000	10,000

Mecklenburg County North Carolina COPS VRDB, Series 2006 0.18%, 12/10/12	20,760	20,760

North Carolina Capital Facilities Finance Agency Educational Facilities Revenue VRDB, Series 2007, High Point University Project (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	8,450	8,450

North Carolina Capital Facilities Finance Agency Educational Facilities Revenue VRDB, Series 2008, High Point University Project (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	7,500	7,500

North Carolina Capital Facilities Finance Agency Revenue VRDB, Elon University, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	10,170	10,170

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Series 1998, Lutheran Services For Aging (Branch Banking & Trust Co. LOC), 0.17%, 12/10/12	1,740	1,740

North Carolina Medical Care Commission Health Care Facilities Revenue VRDB, Series D, Novant Health Group 0.19%, 12/10/12	8,400	8,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

North Carolina – 3.7% – continued

North Carolina Multifamily Housing Finance Agency Revenue Notes, HBREM LLC, Rural Development Portfolio, 0.70%, 7/1/13	$13,901	$13,901

Raleigh North Carolina Enterprise System Revenue VRDB, Series 2011, BB&T Floaters 0.14%, 12/10/12 (2)	10,465	10,465

University of North Carolina Chapel Hill Revenue Refunding Bonds, Series A 0.17%, 12/10/12 (2)	18,400	18,400

Winston-Salem North Carolina Water & Sewer System Revenue Refunding VRDB, Series C 0.16%, 12/10/12	15,000	15,000

Winston-Salem North Carolina Water & Sewer System Revenue VRDB, Series 2002-B 0.16%, 12/10/12	13,700	13,700
		163,921

Ohio – 2.8%

Allen County of Ohio Hospital Facilities Revenue Bonds, Series C, Catholic Healthcare, (Union Bank N.A. LOC), 0.17%, 12/3/12	10,980	10,980

Butler County Ohio Healthcare Facilities Revenue VRDB, Reform & Improvement – Lifesphere Project (U.S. Bank N.A. LOC), 0.16%, 12/10/12	9,020	9,020

County of Warren Ohio Health Care Facilties Improvement Revenue Refunding VRDB, Otterbein, Series A, (U.S. Bank N.A. LOC), 0.16%, 12/10/12	7,750	7,750

Lancaster Port Authority Ohio Gas Revenue VRDB, Series 2008 0.16%, 12/10/12	22,540	22,540

Ohio Air Quality Development Authority Ohio Revenue Refunding VRDB, Series B, Pollution, First Energy, (UBS AG LOC), 0.17%, 12/10/12	20,000	20,000

Ohio Higher Educational Facility Commission Revenue VRDB, Antioch University, (PNC Bancorp Inc. LOC), 0.16%, 12/10/12	10,735	10,735

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Ohio – 2.8% – continued

Ohio Housing Finance Agency Revenue VRDB, Residential Mortgage Backed, Series F (AMT), 0.17%, 12/10/12	$31,250	$31,250

Richland County Ohio Health Care Facilities Revenue Refunding VRDB, Series 2004-A, Wesleyan Senior Living (JPMorgan Chase Bank N.A. LOC), 0.18%, 12/10/12	1,350	1,350

Richland County Ohio Health Care facilities Revenue Refunding VRDB, Series 2004-B, Wesleyan Project (JPMorgan Chase Bank N.A. LOC), 0.18%, 12/10/12	4,055	4,055

Ross County Ohio Revenue VRDB, Adena Health System, (PNC Bancorp Inc. LOC), 0.16%, 12/10/12	4,770	4,770
		122,450

Oklahoma – 0.8%

RBC Municipal Products, Inc. Trust Revenue Bonds, Floater Certificates Series E-37, 0.16%, 12/10/12 (2)	36,155	36,155

Oregon – 1.2%

Clackamas County Oregon Hospital Facility Authority Revenue VRDB, Series 2008-A, Legacy Health Systems (U.S. Bank N.A. LOC), 0.16%, 12/10/12	13,700	13,700

Oregon Health & Science University Revenue VRDB, Series B-3 (Union Bank N.A. LOC), 0.17%, 12/3/12	9,010	9,010

Oregon Health & Science University Revenue VRDB, Series C (U.S. Bank N.A. LOC), 0.17%, 12/3/12	4,800	4,800

Oregon State Economic Development Revenue VRDB, Series 181, Metal Slitters (Key Bank N.A. LOC), 0.18%, 12/10/12	4,460	4,460

Oregon State Facilities Authority Revenue VRDB, Series B, Quatama Crossing Housing (FNMA LOC), 0.19%, 12/10/12	8,445	8,445

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Oregon – 1.2% – continued

Port of Portland Oregon Apartment Revenue Refunding VRDB, Series 18A, Portland International Airport (U.S. Bank N.A. LOC), 0.19%, 12/10/12	$7,240	$7,240

Salem Oregon Hospital Facility Authority Revenue VRDB, Series 2008-B, Salem Hospital Project (U.S. Bank N.A. LOC), 0.17%, 12/10/12	6,000	6,000
		53,655

Pennsylvania – 3.3%

Allegheny County Pennsylvania IDA Health Care Revenue VRDB, Series 2008-B, Vincentian Collaborative (PNC Bancorp Inc. LOC), 0.17%, 12/10/12	4,725	4,725

Allegheny County Pennsylvania IDA Revenue VRDB, Series B, Education Center Watson (PNC Bancorp Inc. LOC), 0.17%, 12/10/12	6,000	6,000

Bucks County IDA Revenue VRDB, Grand View Hospital, Series A, (TD Banknorth Inc. LOC), 0.15%, 12/10/12	25,000	25,000

Butler County IDA Pennsylvania Revenue Refunding VRDB, Concordia Lutheran, Series A, (Bank of America N.A. LOC), 0.16%, 12/10/12	6,075	6,075

Butler County Pennsylvania Industrial Development Authority Revenue VRDB, Concordia Lutheran, Series A, (Bank of America N.A. LOC), 0.16%, 12/10/12	3,935	3,935

Delaware County Pennsylvania Authority Revenue VRDB, Riddle Village Project (Banco Santander SA LOC), 0.19%, 12/10/12	10,730	10,730

Lancaster County Hospital Authority Senior Living Facilities Revenue VRDB, Series 2000, Quarryville Presbyterian (M&T Bank Corp. LOC), 0.16%, 12/10/12	12,920	12,920

Lancaster IDA Revenue VRDB Willow Valley Retirement, Series 2009-A (PNC Bancorp Inc. LOC), 0.16%, 12/10/12	9,600	9,600

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Pennsylvania – 3.3% – continued

Lancaster Pennsylvania IDA Revenue VRDB, Mennonite Home Project, (M&T Bank Corp. LOC), 0.21%, 12/10/12	$5,995	$5,995

Lower Merion School District VRDB, Series A-1, Capital Project (U.S. Bank N.A. LOC), 0.15%, 12/10/12	5,500	5,500

Pennsylvania Housing Financial Agency Multifamily Revenue VRDB, Series 2008, Special Limited Obligation, Foxwood (Bank of America N.A. LOC), 0.17%, 12/10/12	5,900	5,900

Pennsylvania State Higher Educational Facilities Authority Revenue VRDB, Association of Independent Colleges & Universities, Series B, (Manufacturers & Traders Trust Co. LOC), 0.16%, 12/10/12	6,185	6,185

Pennsylvania State Turnpike Community Turnpike Revenue Refunding VRDB, Series A-2 0.24%, 12/10/12	5,780	5,780

Pennsylvania Turnpike Commission Revenue Bonds, Multi-Modal, Series C, (Barclays PLC LOC), 0.17%, 12/10/12	8,600	8,600

Philadelphia School District Refunding G.O. VRDB, Series F, (Barclays PLC LOC), 0.17%, 12/10/12	1,350	1,350

RBC Municipal Products, Inc. Trust Floater Revenue VRDB Certificates, Series E-22 (Royal Bank of Canada LOC), 0.16%, 12/10/12	14,900	14,900

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, Series C-14 (Royal Bank of Canada LOC), 0.16%, 12/10/12 (2)	7,800	7,800

West Cornwall Pennsylvania Township Municipal Authority Revenue VRDB, Series 2006, Senior Living Facility Lebanon Valley (PNC Bancorp Inc. LOC), 0.16%, 12/10/12	3,200	3,200
		144,195

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

South Carolina – 0.5%

Charleston Educational Excellence Financing Corp. South Carolina Revenue Bonds, Charleston County School District, 0.17%, 12/10/12 (2)	$9,115	$9,115

Piedmont Municipal Power Agency South Carolina Electricity Revenue Refunding VRDB, Series B (U.S. Bank N.A. LOC), 0.16%, 12/10/12	9,000	9,000

South Carolina Jobs EDA Revenue VRDB, Series 2003, Medical University Facilities Corp. Project (Wachovia Bank N.A. LOC), 0.18%, 12/10/12	2,100	2,100
		20,215

South Dakota – 0.5%

South Dakota Health & Educational Facilities Authority Revenue VRDB, Sioux Valley Hospitals & Health, Series C, (U.S. Bank N.A. LOC), 0.18%, 12/10/12	15,000	15,000

South Dakota Health & Educational Facilities Authority Revenue VRDB, Sioux Valley Hospitals & Health, Series D, (U.S. Bank N.A. LOC), 0.18%, 12/10/12	3,960	3,960

South Dakota State Health & Educational Facilities Authority Revenue VRDB, Series 2004-B, Sioux Valley Hospitals & Health (U.S. Bank N.A. LOC), 0.18%, 12/10/12	4,445	4,445
		23,405

Tennessee – 1.1%

Blount County Tennessee Public Building Authority Revenue VRDB, Series C-1-A, Local Government Public Improvement 0.18%, 12/10/12	5,800	5,800

Blount County Tennessee Public Building Authority Revenue VRDB, Series C-3-A, Local Government Public Improvement 0.18%, 12/10/12	7,200	7,200

Knox County Health & Educational Facilities Board Revenue VRDB, Johnson Bible College Project 0.16%, 12/10/12	6,370	6,370

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	61	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Tennessee – 1.1% – continued

Metropolitan Government Nashville & Davidson County Tennessee IDB Multifamily Housing Refunding VRDB, Series 2004, Ridgelake Apartments Project (FHLMC Gtd.), 0.16%, 12/10/12	$17,029	$17,029

Metropolitan Government Nashville & Davidson County Tennessee IDB Revenue Refunding VRDB, Series 2002, Multifamily Housing Spinnaker (FNMA Gtd.), 0.17%, 12/10/12	450	450

Metropolitan Government of Nashville & Davidson County Tennessee, IDB Revenue VRDB, Series B, Multifamily Housing, Arbor Crest (FNMA LOC), 0.16%, 12/10/12	12,750	12,750
		49,599

Texas – 12.5%

Alliance Texas Airport Authority Special Facilities Revenue VRDB, Series 2088, Floaters, (Wells Fargo Bank N.A. Gtd.), 0.18%, 12/10/12 (2)	24,570	24,570

Atascosa County Texas Industrial Development Corp. PCR Refunding VRDB, Series 2008, San Miguel Electric Cooperative (Natural Rural Utilities Cooperative Finance Corp. Gtd.), 0.26%, 12/10/12	9,600	9,600

Bexar County Multifamily Housing Finance Corp. Revenue Refunding VRDB, Series 2009, Palisades Park Apartments Project (FHLMC Insured), 0.18%, 12/10/12	3,680	3,680

Bexar County Multifamily Housing Finance Corp. Revenue VRDB, Series 2005-A, Summit Hills Apartments Project (FHLMC Insured), 0.19%, 12/10/12	3,500	3,500

Bexar County Texas Housing Finance Corp. Multifamily Housing Revenue VRDB, Aamha LLC Project (FNMA Insured), 0.17%, 12/10/12	5,205	5,205

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Texas – 12.5% – continued

Brazos County Texas Health Facilities Refunding VRDB, Series 2009, Burleson St. Joseph (Wells Fargo Bank N.A. LOC), 0.28%, 12/10/12	$7,140	$7,140

Brazos Harbor Industrial Development Corp. Revenue Refunding VRDB, Series 2001, BASF Corp. Project (BASF Gtd.), 0.28%, 12/10/12	7,700	7,700

Clear Creek Independent School District G.O. Refunding Bonds, Series A, 0.17%, 12/10/12 (2)	16,120	16,120

County of Harris Texas G.O. TANS, 2.00%, 2/28/13	15,000	15,067

Crawford Education Facilities Corp. Revenue VRDB, Series 2008, Hyde Park Baptist School Project (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	13,625	13,625

Denton Texas Independent School District G.O. VRDB, School Building, Series B, (Texas PSF Insured), 0.17%, 12/10/12	30,000	30,000

Dickinson Texas Independent School District, (Texas PSF Insured), 0.17%, 8/1/13	7,030	7,030

Eclipse Funding Trust G.O. VRDB, Solar Eclipse, El Paso (U.S. Bank N.A. LOC), 0.16%, 12/10/12 (2)	10,630	10,630

Greater East Texas Higher Education Authority Revenue Bonds, Series B, Greater Texas Foundation, (State Street Bank & Trust Co. LOC), 0.18%, 12/10/12	18,000	18,000

Gulf Coast Waste Disposal Authority Revenue Refunding Bonds, Exxon Project, 0.11%, 12/3/12	7,115	7,115

Houston Texas Airport Systems Revenue Refunding VRDB (Barclays PLC LOC), 0.16%, 12/10/12	33,000	33,000

Houston Water & Sewer Systems Revenue Refunding Bonds, Series 2043 (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12 (2)	14,375	14,375

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Texas – 12.5% – continued

Kendall County Texas Health Facilities Development Corp. Health Care Revenue VRDB, Morningside Ministries, Series A, (JPMorgan Chase Bank N.A. LOC), 0.19%, 12/10/12	$10,965	$10,965

Lovejoy Independent School District G.O. Bonds, Series DB-514, School Building 0.20%, 12/10/12 (2)	9,815	9,815

Lower Neches Valley Texas Authority Industrial Development Corp. Revenue Refunding VRDB, ExxonMobil Project, 0.14%, 12/3/12	9,400	9,400

Mesquite Texas Independent School District G.O. VRDB, School Building, Series A, (Texas PSF Gtd.), 0.17%, 12/10/12	3,970	3,970

Northwest Texas Independent School District G.O. VRDB, (Texas PSF Insured), 0.17%, 12/10/12	500	500

Nueces County Health Facilities Development Corp. Revenue VRDB, Series A, Driscoll Children’s Foundation (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	800	800

Panhandle Regional Multifamily Housing Finance Corp. Revenue VRDB, Series 2008, Jason Ave Residential Apartments (FHLMC LOC), 0.16%, 12/10/12	7,400	7,400

Port of Port Arthur Navigation District Revenue Refunding VRDB, Motiva Enterprises, Series C, 0.17%, 12/3/12	11,800	11,800

Port of Port Arthur Navigation District Revenue VRDB, Series E, Motiva Enterprises, 0.17%, 12/3/12	10,000	10,000

Port of Port Arthur Texas Navigation District Exempt Facilities Revenue VRDB, Total Petrochemicals USA 0.19%, 12/10/12	6,700	6,700

Port of Port Arthur Texas Navigation District Industrial Development Corp., Exempt Facilities Revenue VRDB, Total Petrochemicals, Series A, 0.21%, 12/10/12	9,600	9,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Texas – 12.5% – continued

Port of Port Arthur Texas Navigation District Revenue VRDB, Multi-Mode, Atofina, Series B, 0.19%, 12/10/12	$10,000	$10,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Floaters, (Royal Bank of Canada LOC), 0.16%, 12/10/12 (2)	10,000	10,000

San Antonio Texas Multifamily Housing Trust Financial Corp. Revenue VRDB, Series 2010, Cevallos Lofts Apartments (FHLMC LOC), 0.18%, 12/10/12	21,250	21,250

State of Texas Eagle G.O., Series 20060126, Class A, 0.16%, 12/10/12 (2)	1,000	1,000

State of Texas G.O. VRDB, Veterans Housing Assistance Program Fund, Series A, 0.16%, 12/10/12	32,220	32,220

State of Texas G.O. VRDB, Veterans Housing Fund, Series A-2, (Gtd.), 0.18%, 12/10/12	15,800	15,800

State of Texas TRANS, 2.50%, 8/30/13	80,000	81,356

Tarrant County Cultural Education Facilities Finance Corp. Revenue VRDB, Texas Health Resources, Series A, 0.14%, 12/10/12	2,000	2,000

Tarrant County Multifamily Housing Financial Corp. Revenue VRDB, Series 2003, Housing Gateway Apartments (FNMA Gtd.), 0.16%, 12/10/12	1,865	1,865

Texas State Department Housing & Community Affairs Multifamily Housing Revenue VRDB, Tower Ridge Apartments (FNMA LOC), 0.21%, 12/10/12	15,000	15,000

University of Houston Texas Revenue VRDB, 0.15%, 12/10/12	7,160	7,160

University of Texas Revenue Refunding VRDB, Financing System, Series B, 0.14%, 12/10/12	43,000	43,000
		547,958

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Utah – 0.8%

Utah Housing Corp. Multifamily Housing Revenue VRDB, Series A, Timbergate (FHLMC LOC), 0.21%, 12/10/12	$3,125	$3,125

Utah State Board of Rights Student Loan Revenue VRDB, AMT, (Royal Bank of Canada LOC), 0.18%, 12/10/12	16,300	16,300

Utah Water Finance Agency Revenue VRDB, Series B-2 0.18%, 12/10/12	16,300	16,300
		35,725

Vermont – 0.3%

Vermont Educational & Health Buildings Financing Agency Revenue VRDB, Series A, Porter Hospital Project (TD Banknorth Inc. LOC), 0.15%, 12/10/12	5,365	5,365

Vermont Student Assistance Corp. Revenue VRDB, Series C-2 (State Street Bank & Trust Co. LOC), 0.15%, 12/10/12	9,900	9,900
		15,265

Virginia – 0.6%

Hampton Virginia Redevelopment & Housing Authority Multifamily Housing Revenue Refunding VRDB, Hampton Center Apartments Project (FHLMC Insured), 0.16%, 12/10/12	6,300	6,300

Lynchburg Virginia IDA Revenue VRDB, Series B, Hospital Centra Health (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	3,535	3,535

University of Virginia Revenue VRDB, Series 2006 0.16%, 12/10/12 (2)	12,000	12,000

Virginia College Building Authority Educational Facilities Revenue VRDB, University of Richmond Project, 0.17%, 12/10/12	2,200	2,200

Wise County Virgina IDA Hospital Revenue VRDB, Series C, Mountain States Health Alliance, (Mizuho Corporate Bank Ltd. LOC), 0.18%, 12/10/12	3,260	3,260
		27,295

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Washington – 0.8%

Deutsche Bank Spears/Lifers Trust Revenue Bonds, Series DBE-1095, (Deutsche Bank AG Gtd.), 0.21%, 12/10/12 (2)	$3,000	$3,000

Deutsche Bank Spears/Lifers Trust VRDB, Series DB, Goldman Sachs Spears (Assured Guaranty Corp. Insured), 0.20%, 12/10/12 (2)	19,625	19,625

Washington State Higher Education Facilities Authority Revenue Refunding VRDB, Series 2007, St. Martins University Project (U.S. Bank N.A. LOC), 0.17%, 12/10/12	8,200	8,200

Washington State Housing Finance Community Nonprofit Revenue VRDB, Series 2008, The Overlake School Project (Wells Fargo Bank N.A. LOC), 0.18%, 12/10/12	4,540	4,540
		35,365

West Virginia – 0.6%

Eclipse Funding Trust Solar Eclipse West Virginia Revenue Bonds, Series 2006-0132, (U.S. Bank N.A. LOC), 0.16%, 12/10/12 (2)	1,665	1,665

West Virginia EDA PCR Refunding VRDB, Series B, Ohio Power Co., Kammer (Bank of Nova Scotia LOC), 0.16%, 12/10/12	7,100	7,100

West Virginia Hospital Finance Authority Revenue Refunding and Improvement VRDB, Series B, Cabell Hospital (Branch Banking & Trust Co. LOC), 0.18%, 12/10/12	17,930	17,930
		26,695

Wisconsin – 2.0%

La Crosse Wisconsin Development Revenue VRDB, Series 2008, University of Wisconsin La Crosse Foundation (Wells Fargo Bank N.A. LOC), 0.28%, 12/10/12	4,000	4,000

Milwaukee Wisconsin Redevelopment Authority Lease Revenue VRDB, Series 2005, University Wisconsin- Kenilworth Project (U.S. Bank N.A. LOC), 0.16%, 12/10/12	945	945

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Wisconsin – 2.0% – continued

Public Finance Authority Wisconsin Multifamily Housing Revenue Refunding VRDB, Kendall Court Apartments Project (FNMA LOC), 0.21%, 12/10/12	$11,050	$11,050

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Oakwood Village, (BMO Harris Bank N.A. LOC), 0.14%, 12/10/12	5,765	5,765

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Series D, Hospital Sisters Health System Services, (Bank of Montreal LOC), 0.15%, 12/10/12	15,250	15,250

Wisconsin Health & Educational Facilities Authority Revenue Refunding VRDB, Series E, Hospital Sisters Health System Services, (Bank of Montreal LOC), 0.15%, 12/10/12	13,850	13,850

Wisconsin Health & Educational Facilities Authority Revenue VRDB, Marshfield, Series B (JPMorgan Chase Bank N.A. LOC), 0.16%, 12/10/12	9,265	9,265

Wisconsin State Health & Educational Facilities Authority Revenue Refunding VRDB, Lawrence University (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	7,630	7,630

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Beloit College, Series B, (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	495	495

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Goodwill Industries Southeastern Project (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	2,765	2,765

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2002-B, WHA Capital Access-Vernon (U.S. Bank N.A. LOC), 0.19%, 12/3/12	570	570

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2003, Mequon Jewish Project (JPMorgan Chase Bank N.A. LOC), 0.25%, 12/10/12	3,125	3,125

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Wisconsin – 2.0% – continued

Wisconsin State Health & Educational Facilities Authority Revenue VRDB, Series 2008-B, Meriter Retirement Services (U.S. Bank N.A. LOC), 0.18%, 12/10/12	$9,440	$9,440

Wisconsin State Health and Educational Facilities Authority Revenue Refunding VRDB, Series 2009, Concordia University, Inc. (JPMorgan Chase Bank N.A. LOC), 0.17%, 12/10/12	3,000	3,000
		87,150

Municipal States Pooled Securities – 8.7%

BB&T Municipal Trust Revenue VRDB, Series 2022, Floaters, (Branch Banking & Trust Co. LOC), 0.16%, 12/10/12 (2)	15,000	15,000

BB&T Municipal Trust Various States G.O. Floaters, Series 2048 (Branch Banking & Trust Co. LOC), 0.16%, 12/10/12 (2)	14,195	14,195

BB&T Municipal Trust Various States VRDB, Series 1039 (Branch Banking & Trust Co. LOC), 0.25%, 12/10/12	19,535	19,535

Federal Home Loan Mortgage Corp. Multifamily Variable Rate Demand Certificates Revenue Bonds, Series M015 Class A, 0.21%, 12/10/12 (3)	3,385	3,385

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series M019-A (FHLMC Gtd.), 0.21%, 12/10/12 (3)	18,550	18,550

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series M021-A (FHLMC Gtd.), 0.21%, 12/10/12 (3)	33,025	33,025

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series M023-A (FHLMC LOC), 0.22%, 12/10/12 (3)	37,265	37,265

Federal Home Loan Mortgage Corp. Multifamily VRDB Certificates, Series M024-A 0.21%, 12/10/12 (3)	25,800	25,800

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	65	MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 99.8% – continued

Municipal States Pooled Securities – 8.7% – continued

Nuveen Investment Quality Municipal Fund, Inc. Tax-Exempt VRDP, Series 1-2118 0.26%, 12/10/12 (2)	$40,000	$40,000

Nuveen Premium Income Municipal Fund, Inc. Tax-Exempt VRDP, Series 1-4895 0.26%, 12/10/12 (2)	85,000	85,000

Nuveen Select Quality Municipal Fund, Inc. Tax-Exempt VRDP, Series 1-2525 0.26%, 12/10/12 (2)	50,000	50,000

RBC Municipal Products, Inc. Trust Revenue VRDB, Series E-18 (Royal Bank of Canada LOC), 0.16%, 12/10/12 (2)	16,000	16,000

Sun America Trust Various States Revenue VRDB, Series 2, (FHLMC LOC), 0.22%, 12/10/12	23,395	23,395
		381,150
Total Municipal Investments
(Cost $4,368,649)		4,368,649

Total Investments – 99.8%
(Cost $4,368,649) (4)		4,368,649

Other Assets less Liabilities – 0.2%		9,473
NET ASSETS – 100.0%		$4,378,122

(1)	Restricted security has been deemed illiquid. At November 30, 2012, the value of the restricted illiquid security amounted to approximately $16,935 or 0.4% of net assets. Additional information on this restricted illiquid security is as follows:

SECURITY	ACQUISITION AND ENFORCEABLE DATE	ACQUISITION COST (000s)
Arizona State University Board Regents COPS 0.19%, 12/10/12	10/31/11 – 7/27/12	$16,935

(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(3)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that this entity continue to meet its obligations to holders of bonds that it has issued or guaranteed.
(4)	The cost for federal income tax purposes was $4,368,649.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	66	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

At November 30, 2012, the industry sectors (unaudited) for the Municipal Portfolio were:

INDUSTRY SECTOR	% OF NET ASSETS
Air, Transportation, Water Services and Solid Waste Management	16.5%
Educational Services	12.9
Executive, Legislative and General Government	22.9
Electrical Services, Gas and Combined Utilities	4.3
General Medical, Surgical and Nursing and Personal Care	9.7
Health Services and Residential Care	6.9
Urban and Community Development, Housing Programs and Social Services	22.5
All other sectors less than 5%	4.3

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Municipal Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Municipal Portfolio	$–	$4,368,649	(1)	$–	$4,368,649

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2012, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	67	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2012

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS

AGM	Assured Guaranty Municipal Corporation	Gtd.	Guaranteed
AMT	Alternative Minimum Tax	HFA	Housing Finance Authority
BANS	Bond Anticipation Notes	IDA	Industrial Development Authority
COPS	Certificates of Participation	IDB	Industrial Development Board
CP	Commercial Paper	IDR	Industrial Development Revenue
EDA	Economic Development Authority	LOC	Letter of Credit
FFCB	Federal Farm Credit Bank	PCR	Pollution Control Revenue
FHLB	Federal Home Loan Bank	PSF	Permanent School Fund
FHLMC	Federal Home Loan Mortgage Corporation	ROCS	Reset Option Certificates
FNMA	Federal National Mortgage Association	SFM	Single Family Mortgage
FRN	Floating Rate Notes	TANS	Tax Anticipation Notes
FRCD	Floating Rate Certificates of Deposit	TRANS	Tax and Revenue Anticipation Notes
GIC	Guaranteed Investment Contract	TVA	Tennessee Valley Authority
GNMA	Government National Mortgage Association	VRDB	Variable Rate Demand Bonds
G.O.	General Obligation	VRDP	Variable Rate Dividend Preferred

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating rate and variable securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

MONEY MARKET PORTFOLIOS	68	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2012

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 8 portfolios as of November 30, 2012, each with its own investment objective (e.g., income consistent with preservation of capital). Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for all of the Trust’s portfolios. Northern Trust serves as the custodian, transfer agent and accounting agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

Presented herein are the financial statements for the following six money market portfolios: Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio (formerly known as Government Portfolio), U.S. Government Select Portfolio (formerly known as Government Select Portfolio), and Municipal Portfolio (each a “Portfolio” and collectively, the “Portfolios”). Each of these diversified Portfolios is authorized to issue three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2012, Shares and Service Shares were outstanding for each of the Portfolios except the Treasury Portfolio, which has only Shares outstanding. Premier Shares are not currently offered to investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) for each class of shares of the Treasury, Tax-Exempt, U.S. Government Select and Municipal Portfolios, is calculated on each Business Day as of 1:00 p.m. Central time. For each class of shares of the Diversified Assets and U.S. Government Portfolios, the NAV is calculated on each Business Day as of 2:00 p.m. Central time.

A) VALUATION OF SECURITIES The investments held by the Portfolios are valued at amortized cost, which NTI, pursuant to Board of Trustees’ authorization, has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Portfolios’ Board of Trustees (the “Board”). NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) CREDIT ENHANCEMENTS Certain investments owned by the Portfolios (primarily the Tax-Exempt Portfolio and Municipal Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the market value of the securities or the NAV of a Portfolio share. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurer’s exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	69	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Portfolios may enter into repurchase agreements under which they purchase securities for cash from a seller and agree to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago. The Portfolios are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), each Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio, Treasury Portfolio and U.S. Government Portfolio have entered into such joint repurchase agreements at November 30, 2012, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Certain Portfolios may receive dividend income from investment companies. Dividend income is recognized on the ex-dividend date. The Tax-Exempt and Municipal Portfolios’ income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS Each Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, non-deductible taxes paid, distribution reclassifications, and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset values per share of the Portfolios.
At November 30, 2012, the following reclassifications were recorded:

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Diversified Assets	$105	($105)	$ —
Treasury	161	(161)	—
U.S. Government (1)	55	(55)	—
U.S. Government Select (2)	92	(91)	(1)
Municipal	25	(25)	—

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The following capital loss carryforwards were utilized at November 30, 2012, for U.S. Federal income tax purposes:

Amount in thousands
U.S. Government (1)	$14

(1)	Formerly known as the Government Portfolio

MONEY MARKET PORTFOLIOS	70	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2012

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Portfolios for the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Portfolios in taxable years beginning with the taxable year ended November 30, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Portfolios in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended November 30, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Portfolios’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolios as of November 30, 2012.

At November 30, 2012, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$201
Treasury	—	348
Tax-Exempt	24	—
U.S. Government (1)	—	107
U.S. Government Select (2)	—	284
Municipal	144	9

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2012, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$1,469
Treasury	—	1,281
Tax-Exempt	158	—
U.S. Government (1)	—	625
U.S. Government Select (2)	—	1,695
Municipal	841	21

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2011, was as follows:

	DISTRIBUTED FROM
Amounts in thousands	TAX-EXEMPT INCOME	ORDINARY INCOME*
Diversified Assets	$ —	$2,118
Treasury	—	1,424
Tax-Exempt	324	1
U.S. Government (1)	—	932
U.S. Government Select (2)	—	1,399
Municipal	3,477	10

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2012, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns filed for the fiscal years ended November 30, 2009 through November 30, 2011 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred on future unknown, uncertain tax positions taken by the Portfolios will be recorded as interest expense on the Statement of Operations.

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MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and the assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio’s average daily net assets). The investment adviser has contractually agreed to waive a portion of the advisory fees charged to certain Portfolios. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2012 is reflected as “Less waivers of investment advisory fees,” in the accompanying Statements of Operations. The contractual waiver arrangement is expected to continue until at least April 1, 2013. The contractual waiver will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by the investment adviser or a Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2012, are as follows:

Amounts in thousands	ANNUAL ADVISORY FEE	LESS WAIVERS	ADVISORY FEE AFTER WAIVERS
Diversified Assets	0.25%	—%	0.25%
Treasury	0.20%	0.10%	0.10%
Tax-Exempt	0.25%	—%	0.25%
U.S. Government (1)	0.25%	—%	0.25%
U.S. Government Select (2)	0.20%	0.10%	0.10%
Municipal	0.20%	0.10%	0.10%

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2012, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES
Diversified Assets	$76	$2
Treasury	33	—
Tax-Exempt	25	—
U.S. Government (1)	41	3
U.S. Government Select (2)	117	20
Municipal	42	3

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

Certain amounts of transfer agent fees were reimbursed to the Portfolios by the investment adviser. For further information, please refer to Note 5.

As compensation for custody and accounting services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits are shown as “Less Custodian Credits” in the Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolios at the annual rate of 0.10 percent of the average daily net assets of each Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Board without shareholder approval, NTI, as Administrator, has contractually agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees, transfer agency fees, service agent fees, taxes, interest, indemnification expenses, acquired fund fees and expenses, each Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and other extraordinary expenses) that exceed on an annualized basis 0.10 percent of each Portfolio’s average daily net assets. In addition, NTI voluntarily reimbursed the Treasury Portfolio for expenses in excess of 0.05 percent of average daily net assets during the fiscal year. Any voluntary reimbursements may be terminated by NTI at any time.

MONEY MARKET PORTFOLIOS	72	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2012

The expenses reimbursed during the fiscal year ended November 30, 2012, under such arrangements are shown as “Less expenses reimbursed by administrator” in the accompanying Statements of Operations. The expense reimbursement receivables at November 30, 2012 are $150,000, $446,000, $35,000, $104,000, $248,000 and $111,000 for the Diversified Assets, Treasury, Tax-Exempt, U.S. Government, U.S. Government Select and Municipal Portfolios, respectively, and are shown as part of “Receivable from affiliates for expense reimbursements” in the accompanying Statements of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statements of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. ADDITIONAL EXPENSE REIMBURSEMENT

In addition to the fee waivers and expense reimbursements disclosed in Note 3 and Note 4, in order to avoid a negative yield, the investment adviser may reimburse class-specific and portfolio level expenses of a Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the fiscal year ended November 30, 2012, the investment adviser reimbursed class-specific and portfolio level expenses, including certain amounts of advisory, administrative, transfer agent, shareholder servicing fees and other expenses, in order to avoid a negative yield, for the Portfolios. Portfolio level expenses reimbursed by the investment adviser were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by the investment adviser are shown as “Less expenses reimbursed by investment adviser” in the Statements of Operations. The amounts outstanding at November 30, 2012 were $843,000, $4,000, $299,000, $928,000, $445,000 and $10,000 for the Diversified Assets, Treasury, Tax-Exempt, U.S. Government, U.S. Government Select and Municipal Portfolios, respectively, and are included as part of “Receivable from affiliates for expense reimbursements” in the Statements of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolios by the investment adviser.

6. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions (“Servicing Agents”) under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service Shares and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service Shares and Premier Shares, respectively.

The shareholder servicing fees are included in “Shareholder servicing fees” in the Statements of Operations.

Certain amounts of shareholder servicing fees were reimbursed to the Portfolios by the investment adviser. For further information, please refer to Note 5.

As compensation for services rendered as a Servicing Agent, Northern Trust received shareholder servicing fees for the fiscal year ended November 30, 2012, as follows:

Amounts in thousands	SERVICE SHARES
Diversified Assets	$2
U.S. Government Select (1)	1

(1)	Formerly known as the Government Select Portfolio

Effective January 1, 2012, the Board approved the suspension of the Portfolio’s Service Share servicing fee payments.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	73	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

7. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on December 1, 2011, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and annual commitment fee on the unused portion of the credit line under the New Credit Facility are the same as those charged under the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At November 30, 2012, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense for the fiscal year ended November 30, 2012.

8. CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2012, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$114,670,569	$69	$(114,741,334)	$(70,696)
Treasury	58,243,846	74	(57,256,797)	987,123
Tax-Exempt	9,475,379	—	(8,914,186)	561,193
U.S. Government (1)	87,696,807	7	(87,258,386)	438,428
U.S. Government Select (2)	137,414,038	62	(133,675,961)	3,738,139
Municipal	24,784,600	95	(25,254,081)	(469,386)

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$44,099,054	$109	$(41,749,331)	$2,349,832
Treasury	19,086,619	118	(16,422,423)	2,664,314
Tax-Exempt	3,991,898	—	(4,042,642)	(50,744)
U.S. Government (1)	44,855,212	22	(43,853,845)	1,001,389
U.S. Government Select (2)	41,090,682	61	(40,442,033)	648,710
Municipal	8,770,820	454	(8,666,641)	104,633

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2012 were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$115,492	$—	$(140,232)	$(24,740)
Tax-Exempt	12,608	—	(12,895)	(287)
U.S. Government (1)	93,141	—	(94,911)	(1,770)
U.S. Government Select (2)	642,567	—	(691,550)	(48,983)
Municipal	160,317	—	(156,231)	4,086

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Diversified Assets	$401,669	$—	$(437,720)	$(36,051)
Tax-Exempt	13,814	—	(14,157)	(343)
U.S. Government (1)	194,519	—	(200,585)	(6,066)
U.S. Government Select (2)	1,183,303	—	(1,042,039)	141,264
Municipal	72,567	—	(83,884)	(11,317)

MONEY MARKET PORTFOLIOS	74	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2012

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

9. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Diversified Assets Portfolio (the “Portfolio”).

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. The maximum exposure to the Portfolios under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolios through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

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MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio (formerly known as Government Portfolio), U.S. Government Select Portfolio (formerly known as Government Select Portfolio), and Municipal Portfolio (six of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets Portfolio, Treasury Portfolio, Tax-Exempt Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio of the Northern Institutional Funds at November 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2013

MONEY MARKET PORTFOLIOS	76	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TAX INFORMATION	NOVEMBER 30, 2012 (UNAUDITED)

During the fiscal year ended November 30, 2012, the percentage of dividends derived from net investment income paid by each of the following Portfolios as “exempt-interest dividends,” excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio – 99.73% and Municipal Portfolio – 97.70%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2012. The Trust has designated the following percentages of income of the respective Portfolios as Qualified Interest Income (QII) for the fiscal year ended November 30, 2012:

Diversified Assets	100.0%
U.S. Government (1)	100.0%
U.S. Government Select (2)	100.0%
Treasury	100.0%

(1)	Formerly known as the Government Portfolio

(2)	Formerly known as the Government Select Portfolio

The Portfolios designate the maximum amount required to distribute Long-Term capital gain under IRC 852(b)(2)(3).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	77	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2012 through November 30, 2012.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/12 - 11/30/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DIVERSIFIED ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/12	ENDING ACCOUNT VALUE 11/30/12	EXPENSES PAID* 6/1/12 - 11/30/12
Actual	0.24%	$1,000.00	$1,000.10	$1.20
Hypothetical**	0.24%	$1,000.00	$1,023.80	$1.21
SERVICE SHARES
Actual	0.24%	$1,000.00	$1,000.10	$1.20
Hypothetical**	0.24%	$1,000.00	$1,023.80	$1.21

TREASURY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/12	ENDING ACCOUNT VALUE 11/30/12	EXPENSES PAID* 6/1/12 - 11/30/12
Actual	0.15%	$1,000.00	$1,000.10	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.25	$0.76

TAX-EXEMPT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/12	ENDING ACCOUNT VALUE 11/30/12	EXPENSES PAID* 6/1/12 - 11/30/12
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical**	0.16%	$1,000.00	$1,024.20	$0.81
SERVICE SHARES
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical**	0.16%	$1,000.00	$1,024.20	$0.81

U.S. GOVERNMENT (1)

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/12	ENDING ACCOUNT VALUE 11/30/12	EXPENSES PAID* 6/1/12 - 11/30/12
Actual	0.18%	$1,000.00	$1,000.10	$0.90
Hypothetical**	0.18%	$1,000.00	$1,024.10	$0.91
SERVICE SHARES
Actual	0.18%	$1,000.00	$1,000.10	$0.90
Hypothetical**	0.18%	$1,000.00	$1,024.10	$0.91

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2012. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

(1)	Formerly known as the Government Portfolio

MONEY MARKET PORTFOLIOS	78	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2012 (UNAUDITED)

U.S. GOVERNMENT SELECT (2)

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/12	ENDING ACCOUNT VALUE 11/30/12	EXPENSES PAID* 6/1/12 - 11/30/12
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical**	0.16%	$1,000.00	$1,024.20	$0.81
SERVICE SHARES
Actual	0.16%	$1,000.00	$1,000.10	$0.80
Hypothetical**	0.16%	$1,000.00	$1,024.20	$0.81

MUNICIPAL

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/12	ENDING ACCOUNT VALUE 11/30/12	EXPENSES PAID* 6/1/12 - 11/30/12
Actual	0.18%	$1,000.00	$1,000.10	$0.90
Hypothetical**	0.18%	$1,000.00	$1,024.10	$0.91
SERVICE SHARES
Actual	0.18%	$1,000.00	$1,000.10	$0.90
Hypothetical**	0.18%	$1,000.00	$1,024.10	$0.91

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2012. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

(2)	Formerly known as the Government Select Portfolio

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	79	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 56 portfolios in the Northern Funds Complex — Northern Funds offers 48 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 69 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 1994

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sharon Gist Gilliam Age: 69 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 1997

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 48 portfolios in the Northern Funds Complex — 40 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

MONEY MARKET PORTFOLIOS	80	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2012 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 74 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 1982 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2008

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee from 2012 to present.

• GATX Corporation (transportation services).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	81	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 55 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000

• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

MONEY MARKET PORTFOLIOS	82	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•  Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	83	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

•  Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS	84	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

THIS PAGE INTENTIONALLY LEFT BLANK

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	85	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

INVESTMENT CONSIDERATIONS

DIVERSIFIED ASSETS PORTFOLIO1

MUNICIPAL PORTFOLIO1,2

TAX-EXEMPT PORTFOLIO1,2

TREASURY PORTFOLIO1

U.S. GOVERNMENT PORTFOLIO1,3

U.S. GOVERNMENT SELECT PORTFOLIO1,3

1 Money Market Risk: An investment in the Portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

2 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Tax-Exempt or Municipal Portfolios to pay tax-exempt dividends.

3 U.S. Government Securities Risk: The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Many U.S. government securities purchased by the U.S. Government or U.S. Government Select Portfolios are not backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

MONEY MARKET PORTFOLIOS	86	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

INDEX DEFINITIONS

DIVERSIFIED ASSETS PORTFOLIO1

MUNICIPAL PORTFOLIO3

TAX-EXEMPT PORTFOLIO3

TREASURY PORTFOLIO4

U.S. GOVERNMENT PORTFOLIO2

U.S. GOVERNMENT SELECT PORTFOLIO2

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

2 iMoneyNet Fund AverageTM — Government/Agencies Institutional category includes the most broadly based of the government institutional portfolios. These portfolios may invest in U.S. Treasuries, U.S. agencies, repos or government-backed floating rate notes. It is not possible to invest directly in an index.

3 iMoneyNet Fund AverageTM — Tax-Free Institutional category includes all institutional national and state tax free and municipal money funds. Portfolio holdings of tax-free portfolios include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months or less, put bonds — over 6 months, AMT paper and other tax-free holdings. It is not possible to invest directly in an index.

4 iMoneyNet Fund AverageTM — Treasury & Repo Institutional category includes only institutional government portfolios that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	87	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

MONEY MARKET PORTFOLIOS	88	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

8	SCHEDULE OF INVESTMENTS

8	PRIME OBLIGATIONS PORTFOLIO

13	ABBREVIATIONS AND OTHER INFORMATION

14	NOTES TO THE FINANCIAL STATEMENTS

19	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

20	TAX INFORMATION

21	FUND EXPENSES

22	TRUSTEES AND OFFICERS

27	INVESTMENT CONSIDERATIONS AND INDEX DEFINITIONS

28	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of Northern Institutional Funds in the future. These statements are based on Northern Institutional Funds’ management predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Northern Institutional Funds’ management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Slower global growth as well as continued uncertainty and recession in the eurozone were major themes during 2012. After Greece accepted another round of aid and Spanish banks received a bailout, attention focused on when the country of Spain itself would require funding. Monetary easing continued throughout the period, with the European Central Bank president promising to do everything possible to preserve the euro. In addition, the U.S. Federal Reserve pledged to keep the federal funds rate low until mid-2015, extended “Operation Twist” by six months and committed to additional monthly purchases of agency mortgage-backed securities through another round of quantitative easing. Supply-driven dynamics and expectations for the federal funds rate to be low for an extended period continued to pressure yields lower throughout the 12-month reporting period ended November 30, 2012.

For the 12-month period, the Prime Obligations Portfolio posted a 0.08% return (Shares Class) outpacing the 0.07% return of its benchmark, the iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2012, the Portfolio’s 7-day current yield was 0.11% (Shares Class).

We continue to maintain a long duration for the Portfolio relative to its benchmark. In addition, we continue to overweight term purchases in U.S. Treasury and U.S. agency debt, and to keep a strong liquidity profile by committing a large percentage of the Portfolio to overnight maturities in order to accommodate any unexpected redemptions. The Portfolio is positioned conservatively by employing risk-reduction strategies and focusing on high credit quality. Principal and liquidity preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2012
TOTAL RETURN	SHARES	SERVICE SHARES	GFS SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.08%	0.07%	0.08%	0.07%	0.11	%*
FIVE YEAR	0.66	0.52	N/A	0.71
SINCE INCEPTION	1.90	1.70	0.07	N/A

*For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2012. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

MATURITY ANALYSIS

At November 30, 2012, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY	%	Information about Investment Considerations and Index Defi nitions can be found on page 27.
OVERNIGHT (1 BUSINESS DAY)	36.7%
2 - 15 DAYS	9.4
16 - 30 DAYS	13.7
31 - 60 DAYS	11.6

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

61 - 97 DAYS	11.7
98 - 180 DAYS	11.8
181 - 270 DAYS	5.1

PORTFOLIO MANAGER

PETER YI
With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/12)

TICKER SYMBOL
SHARES	NPAXX
SERVICE SHARES	NPCXX
PREMIER SHARES*
GFS SHARES	NPOXX
INCEPTION DATE
SHARES	8/21/03
SERVICE SHARES	9/2/03
PREMIER SHARES*	11/18/05
GFS SHARES	5/10/11
TOTAL NET ASSETS	$3,882,849,168
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GFS SHARES	1.00
GROSS EXPENSE RATIO(1)
SHARES	0.27%
SERVICE SHARES	0.53
PREMIER SHARES*	—
GFS SHARES	0.27
NET EXPENSE RATIO
SHARES	0.15%
SERVICE SHARES	0.15
PREMIER SHARES*	—
GFS SHARES	0.15

*	Currently, Premier Shares are not being offered to Investors.

(1)	The Gross Expense Ratio represented is based on the gross expense ratio as reported in the Portfolio’s current prospectus, which may differ from the gross expense ratio presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2012

Amounts in thousands, except per share data	PRIME OBLIGATIONS PORTFOLIO
ASSETS:
Investments, at amortized cost	$3,011,631
Repurchase agreements, at cost which approximates fair value	990,339
Cash	104,819
Interest income receivable	1,651
Receivable for fund shares sold	7
Receivable from affiliates for expense reimbursements	244
Prepaid and other assets	21
Total Assets	4,108,712
LIABILITIES:
Payable for securities purchased	120,803
Payable for fund shares redeemed	104,000
Disributions payable to shareholders	315
Payable to affiliates:
Investment advisory fees	299
Administration fees	299
Custody and accounting fees	34
Transfer agent fees	4
Trustee fees	29
Accrued other liabilities	80
Total Liabilities	225,863
Net Assets	$3,882,849
ANALYSIS OF NET ASSETS:
Capital stock	$3,882,850
Accumulated undistributed net investment loss	(1)
Net Assets	$3,882,849
Net Assets:
Shares	$3,690,819
Service Shares	53,383
GFS Shares	138,647
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	3,690,843
Service Shares	53,360
GFS Shares	138,646
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00
Service Shares	1.00
GFS Shares	1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

Amounts in thousands	PRIME OBLIGATIONS PORTFOLIO
INVESTMENT INCOME:
Interest income	$7,081
Total Investment Income	7,081
EXPENSES:
Investment advisory fees	4,786
Administration fees	3,191
Custody and accounting fees	375
Transfer agent fees	48
Registration fees	118
Printing fees	29
Professional fees	81
Shareholder servicing fees	10
Trustee fees	70
Other	122
Total Expenses	8,830
Less waivers of investment advisory fees	(1,595)
Less expenses reimbursed by administrator	(2,368)
Less expenses reimbursed by investment adviser	(140)
Less custodian credits	(8)
Net Expenses	4,719
Net Investment Income	2,362
NET REALIZED GAINS:
Net realized gains on:
Investments	32
Net Gains	32
Net Increase in Net Assets Resulting from Operations	$2,394

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	PRIME OBLIGATIONS PORTFOLIO
Amounts in thousands	2012	2011
OPERATIONS:
Net investment income	$2,362	$3,690
Net realized gains on:
Investments	32	150
Net Increase in Net Assets Resulting from Operations	2,394	3,840
CAPITAL SHARE TRANSACTIONS: (1)
Net increase (decrease) in net assets resulting from Shares transactions	340,591	(1,369,758)
Net increase (decrease) in net assets resulting from Service Shares transactions	952	(9,090)
Net increase in net assets resulting from GFS Shares transactions	60,320	78,326
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	401,863	(1,300,522)
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(2,383)	(3,778)
Total Distributions to Shares Shareholders	(2,383)	(3,778)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(35)	(8)
Total Distributions to Service Shares Shareholders	(35)	(8)
DISTRIBUTIONS TO GFS SHARES SHAREHOLDERS:
From net investment income	(94)	(26)
Total Distributions to GFS Shares Shareholders	(94)	(26)
Total Increase (Decrease) in Net Assets	401,745	(1,300,494)
NET ASSETS:
Beginning of year	3,481,104	4,781,598
End of year	$3,882,849	$3,481,104
Accumulated Undistributed Net Investment Income (Loss)	$(1)	$117

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

PRIME OBLIGATIONS PORTFOLIO			SHARES
Selected per share data	2012(1)	2011(1)	2010(1)	2009(1)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.03
Net realized and unrealized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.03)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(2)	0.08%	0.09%	0.15%	0.43	%(3)	2.58	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,690,819	$3,350,343	$4,720,135	$4,484,188		$1,873,486
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.15%	0.15%	0.18	%(4)	0.16	%(5)
Expenses, before waivers, reimbursements and credits	0.28%	0.27%	0.27%	0.31%		0.29%
Net investment income, net of waivers, reimbursements and credits	0.07%	0.08%	0.15%	0.33%		2.73%
Net investment income (loss), before waivers, reimbursements and credits	(0.06)%	(0.04)%	0.03%	0.20%		2.60%

			SERVICE
Selected per share data	2012(1)	2011(1)	2010(1)	2009(1)		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–	–	–		0.02
Net realized and unrealized gains (losses)	–	–	–	–		–
Total from Investment Operations	–	–	–	–		0.02
LESS DISTRIBUTIONS PAID:
From net investment income	–	–	–	–		(0.02)
From net realized gains	–	–	–	–		–
Total Distributions Paid	–	–	–	–		(0.02)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(2)	0.07%	0.02%	0.02%	0.20	%(3)	2.32	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$53,383	$52,432	$61,463	$91,155		$127,827
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.22%	0.28%	0.43	%(4)	0.42	%(5)
Expenses, before waivers, reimbursements and credits	0.31%	0.53%	0.53%	0.57%		0.55%
Net investment income, net of waivers, reimbursements and credits	0.07%	0.01%	0.02%	0.08%		2.47%
Net investment income (loss), before waivers, reimbursements and credits	(0.09)%	(0.30)%	(0.23)%	(0.06)%		2.34%

(1)	Per share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Without the value of the Capital Support Agreement, the total return would have been 0.67% and 0.31% for the Shares and Service Shares, respectively, for the fiscal year ended November 30, 2009 and 2.30% and 2.06%, for Shares and Service Shares, respectively, for the fiscal year ended November 30, 2008.
(4)	The net expense ratio includes the fee for participation in the U.S. Department of the Treasury’s Temporary Guaranty Program (the “Participation Fee”) of approximately $974,000 and $40,000 for Shares and Service Shares, respectively, which represents 0.03% of average net assets for the fiscal year ended November 30, 2009. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.
(5)	The net expense ratio includes the Participation Fee of approximately $228,000 and $12,000 for Shares and Service Shares, respectively, which represents 0.01% of average net assets for the fiscal year ended November 30, 2008. Absent the Participation Fee, the net expenses would have been decreased by a corresponding amount.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	GFS
Selected per share data	2012(1)	2011(1)(2)
Net Asset Value, Beginning of Period	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	–	–
Net realized gains	–	–
Total from Investment Operations	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	–	–
From net realized gains	–	–
Total Distributions Paid	–	–
Net Asset Value, End of Period	$1.00	$1.00
Total Return(3)	0.08%	0.03%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$138,647	$78,329
Ratio to average net assets of:(4)
Expenses, net of waivers and reimbursements	0.15%	0.15%
Expenses, before waivers and reimbursements	0.28%	0.27%
Net investment income, net of waivers and reimbursements	0.07%	0.04%
Net investment loss, before waivers and reimbursements	(0.06)%	(0.08)%

(1)	Per share amounts from net investment income, net realized gains and distributions from net investment income were less than $0.01 per share.
(2)	For the period May 10, 2011 (commencement of operations) through November 30, 2011.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.
(4)	Annualized for period less than one year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 0.3%

Auto Receivables – 0.3%

Honda Auto Receivables Owner Trust, Series 2012-2, Class A1, 0.30%, 12/25/12	$3,855	$3,855

Huntington Auto Trust, Series 2012-2, Class A1, 0.23%, 2/11/13	6,719	6,719
		10,574
Total Asset-Backed Securities
(Cost $10,574)		10,574

CERTIFICATES OF DEPOSIT – 26.4%

Non-U.S. Depository Institutions – 26.4%

Bank of Montreal, Chicago Branch, 0.41%, 12/17/12, FRCD	7,000	7,000
0.19%, 1/4/13	28,000	28,000
0.22%, 2/4/13	18,000	18,000
0.46%, 8/1/13	15,000	15,000

Bank of Montreal, London, 0.30%, 2/26/13	18,000	18,000

Bank of Nova Scotia, Houston, 0.27%, 12/1/12, FRCD	5,000	5,000
0.32%, 12/1/12, FRCD	30,000	30,000
0.24%, 12/24/12, FRCD	5,000	5,000
0.24%, 2/4/13	33,000	33,000
0.31%, 2/22/13, FRCD	3,000	3,000

Bank Tokyo - Mitsubishi UFJ Financial Group, Inc., New York Branch, 0.24%, 2/25/13	19,925	19,925

Barclays Bank PLC, New York Branch, 0.50%, 4/9/13	61,000	61,000
0.48%, 6/6/13	15,000	15,000

BNP Paribas S.A., Chicago Branch, 0.40%, 12/17/12	40,000	40,000

BNP Paribas S.A., New York Branch, 0.34%, 2/13/13	15,000	15,000

Canadian Imperial Bank of Commerce, 0.28%, 12/1/12, FRCD	10,000	10,000
0.36%, 2/28/13, FRCD	10,000	10,000

Commonwealth Bank of Australia, London, 0.24%, 1/4/13	28,000	28,000
0.24%, 1/22/13	27,000	27,000

Credit Agricole CIB, New York, 0.56%, 12/20/12	20,000	20,000
0.50%, 1/9/13	14,000	14,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 26.4% – continued

Non-U.S. Depository Institutions – 26.4% – continued

Credit Agricole S.A., 0.52%, 1/3/13	$44,000	$44,000

Credit Agricole S.A., London, 0.47%, 2/1/13	26,000	26,000

Credit Suisse, New York, 0.34%, 5/2/13	19,000	19,000
0.34%, 5/13/13	16,300	16,300

Den Norske Bank ASA, London, 0.31%, 4/19/13	36,000	36,000

Den Norske Bank ASA, New York, 0.23%, 12/18/12	5,000	5,000
0.31%, 5/17/13	19,440	19,440

Deutsche Bank A.G., New York Branch, 0.26%, 2/26/13	28,000	28,000

HSBC Holdings PLC, London Branch, 0.30%, 4/2/13	33,000	33,000
0.30%, 5/20/13	18,300	18,300

Mizuho Corporate Bank, 0.25%, 3/1/13	13,000	13,000

National Australia Bank, 0.41%, 1/25/13, FRCD	18,000	18,000

Nordea Bank Finland PLC, New York, 0.30%, 5/6/13	26,500	26,500

Norinchukin Bank, New York Branch, 0.36%, 12/10/12	15,000	15,000

Rabobank Nederland, 0.31%, 5/20/13	29,175	29,175

Royal Bank of Canada, New York, 0.36%, 2/6/13, FRCD	13,000	13,000

Skandinaviska Enskildabanken AB, New York, 0.39%, 4/17/13	28,000	28,000
0.38%, 6/7/13	23,105	23,105

Societe Generale, New York Branch, 0.64%, 12/3/12	22,000	22,000
0.40%, 12/5/12	11,000	11,000
0.45%, 1/9/13	10,000	10,000

Sumitomo Mitsui Banking Corp., 0.24%, 2/13/13	27,000	27,000

Svenska Handelsbanken, New York, 0.25%, 1/22/13	24,000	24,000
0.25%, 2/19/13	19,000	19,000

Toronto Dominion Bank, New York, 0.30%, 1/28/13	30,000	30,000

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 26.4% – continued

Non-U.S. Depository Institutions – 26.4% – continued
0.22%, 2/6/13	$14,000	$14,000
0.30%, 4/1/13	11,000	11,000
0.30%, 4/22/13	7,000	7,000

Westpac Banking Corp., New York, 0.50%, 8/1/13	16,000	16,000
		1,023,745
Total Certificates of Deposit
(Cost $1,023,745)		1,023,745

COMMERCIAL PAPER – 15.5%

Food and Beverage – 0.3%

Nestle Capital Corp., 0.39%, 5/20/13	13,355	13,330

Foreign Agencies – 3.7%

Caisse Des Depots Et Consignations, 0.25%, 1/22/13	12,410	12,405
0.30%, 2/1/13	27,000	26,986
0.33%, 4/24/13	27,000	26,965

KFW, 0.21%, 12/7/12	50,000	49,998
0.24%, 2/4/13	9,000	8,996

Oesterreich Kontrollbank, 0.20%, 1/8/13	4,740	4,739
0.19%, 1/24/13	7,000	6,998
0.20%, 1/25/13	2,000	1,999
0.20%, 2/15/13	5,080	5,078
		144,164

Foreign Local Government – 0.7%

NRW.BANK, 0.22%, 2/4/13	11,570	11,566

Queensland Treasury Corp., 0.21%, 2/15/13	15,770	15,763
		27,329

Multi-Seller Conduits – 6.2%

Atlantic Asset Securitization Corp., 0.30%, 12/10/12	3,725	3,725
0.31%, 12/10/12	3,785	3,785
0.38%, 1/15/13	4,190	4,188

Barton Capital LLC, 0.42%, 2/12/13	27,740	27,716

Gotham Funding, 0.21%, 12/4/12	13,580	13,580

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 15.5% – continued

Multi-Seller Conduits – 6.2% – continued
0.21%, 12/5/12	$2,000	$2,000
0.21%, 12/6/12	5,000	5,000
0.21%, 12/10/12	8,705	8,705

Kells Funding LLC, 0.32%, 12/6/12	7,000	7,000
0.34%, 2/1/13	10,000	9,994
0.28%, 2/12/13	4,000	3,998
0.27%, 2/21/13	4,000	3,997
0.27%, 3/11/13	8,000	7,994
0.28%, 3/18/13	15,000	14,987
0.31%, 5/3/13	4,815	4,809

LMA Americas LLC, 0.39%, 1/22/13	7,950	7,946

Market Street Funding LLC, 0.20%, 1/28/13	11,245	11,241
0.22%, 2/13/13	10,855	10,850
0.22%, 2/15/13	20,570	20,560

Regency Markets No. 1 LLC, 0.21%, 12/18/12	8,000	7,999
0.21%, 12/20/12	6,985	6,984
0.21%, 12/28/12	11,660	11,658

Victory Receivables Corp., 0.21%, 12/6/12	5,000	5,000
0.21%, 12/10/12	12,825	12,824
0.21%, 12/17/12	9,825	9,824
0.21%, 12/21/12	3,810	3,810
0.21%, 1/7/13	9,625	9,623
		239,797

Non-U.S. Depository Institutions –1.4%

Australia and New Zealand Bank, 0.36%, 2/19/13	8,000	8,000

Commonwealth Bank of Australia, 0.35%, 1/4/13	7,000	6,999
0.29%, 5/23/13	19,000	18,974

Societe Generale N.A., Inc., 0.30%, 12/19/12	18,715	18,712
		52,685

Pharmaceuticals – 1.0%

Sanofi-Aventis S.A., 0.17%, 12/13/12	18,590	18,589
0.17%, 12/17/12	20,765	20,763
		39,352

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 15.5% – continued

Supranational – 1.3%

European Investment Bank, 0.22%, 12/17/12	$52,160	$52,155

U.S. Depository Institutions – 0.9%

JPMorgan Chase & Co., 0.30%, 5/1/13	35,000	34,956
Total Commercial Paper
(Cost $603,768)		603,768

CORPORATE NOTES/BONDS – 3.6%

Foreign Agencies – 1.6%

Export Development Canada, 0.31%, 12/1/12, FRN (1)	10,000	10,000
0.42%, 2/5/13(1)	18,880	18,880

Kommunalbanken AS 0.33%, 12/1/12, FRN	7,000	7,000

Kommunalbanken AS, 0.33%, 12/1/12, FRN (1)	10,000	10,000
0.40%, 6/18/13(1)	13,000	13,000

Network Rail Infrastructure Finance PLC, Government Gtd., 0.39%, 2/8/13, FRN (1)	4,750	4,750
		63,630

Insurance Carriers – 0.1%

Berkshire Hathaway, Inc., 0.74%, 2/11/13, FRN	5,000	5,006

Non-U.S. Depository Institutions – 0.2%

Commonwealth Bank of Australia, 0.36%, 1/2/13, FRN (1)	7,000	6,997

Retailers – 0.7%

Wal-Mart Stores, 4.25%, 4/15/13	8,420	8,545
5.48%, 6/1/13, FRN	19,000	19,491
		28,036

Supranational – 0.4%

International Finance Corp., 0.23%, 12/17/12, FRN	10,000	10,000

0.23%, 12/28/12, FRN	5,000	5,000
		15,000

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE N OTES/BONDS – 3.6% – continued

U.S. Depository Institutions – 0.6%

JPMorgan Chase Bank N.A., New York Branch, 0.33%, 12/28/12, FRN	$23,000	$23,007
Total Corporate Notes/Bonds
(Cost $141,676)		141,676

EURODOLL AR TIME DEPOSITS – 9.2%

Non-U.S. Depository Institutions – 9.2%

Bank of Tokyo-Mitsubishi, Grand Cayman, 0.25%, 12/4/12	108,000	108,000

Credit Agricole CIB, Grand Cayman, 0.20%, 12/3/12	160,000	160,000

Royal Bank of Canada, Toronto, 0.18%, 12/3/12	88,596	88,596
		356,596
Total Eurodollar Time Deposits
(Cost $356,596)		356,596

U.S. GOVERNMENT AGENCIES – 16.0% (2)

Federal Farm Credit Bank – 4.5%

FFCB FRN, 0.38%, 12/1/12	15,000	14,999
0.17%, 12/7/12	30,000	29,995
0.17%, 12/11/12	6,000	6,000
0.17%, 12/13/12	20,000	19,997
0.18%, 12/15/12	15,000	15,002
0.16%, 12/17/12	10,000	9,996
0.18%, 12/17/12	5,000	5,001
0.20%, 12/18/12	5,000	5,001
0.20%, 12/19/12	3,000	3,001
0.15%, 12/20/12	15,000	14,997
0.23%, 12/22/12	15,000	15,008
0.10%, 12/23/12	10,000	10,000
0.07%, 12/27/12	25,000	25,000
		173,997

Federal Home Loan Bank – 8.3%

FHLB Bonds, 0.17%, 2/11/13	7,655	7,655
0.20%, 6/7/13	20,000	19,996
0.24%, 6/14/13	15,000	14,999
0.30%, 6/21/13	25,000	25,000
0.25%, 6/28/13	5,000	5,001
0.25%, 7/1/13	9,000	8,998

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGEN CIES – 16.0% (2) – continued

Federal Home Loan Bank – 8.3% – continued

FHLB Discount Note, 0.21%, 5/21/13	$5,000	$4,995

FHLB FRN, 0.18%, 12/1/12	20,000	19,996
0.19%, 12/1/12	5,000	4,999
0.21%, 12/1/12	30,000	29,999
0.22%, 12/1/12	20,000	20,000
0.24%, 12/1/12	10,000	9,996
0.25%, 12/1/12	10,000	9,998
0.26%, 12/1/12	5,000	5,000
0.31%, 12/1/12	55,000	54,996
0.32%, 12/1/12	15,000	15,000
0.33%, 12/1/12	10,000	10,000
0.34%, 12/1/12	30,000	30,000
0.17%, 12/25/12	10,000	10,000
0.17%, 12/27/12	10,000	10,000
0.09%, 2/14/13	5,000	5,000
		321,628

Federal Home Loan Mortgage Corporation – 2.7%

FHLMC FRN, 0.16%, 12/3/12	10,000	9,999
0.16%, 12/6/12	10,000	10,001
0.15%, 12/13/12	25,000	24,999
0.16%, 12/17/12	40,000	40,005
0.17%, 12/21/12	20,000	20,000
		105,004

Federal National Mortgage Association – 0.5%

FNMA FRN, 0.40%, 12/1/12	10,000	9,998
0.20%, 12/12/12	10,000	9,998
		19,996
Total U.S. Government Agencies
(Cost $620,625)		620,625

U.S. GOVERNMENT OBLIGATIONS – 6.6%

U.S. Treasury Bills – 4.3%
0.12%, 12/20/12	56,505	56,501
0.17%, 12/27/12	36,155	36,151
0.16%, 12/31/12	30,805	30,801
0.08%, 1/3/13	13,000	12,998
0.15%, 1/3/13	30,000	29,996
		166,447

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 6.6% – continued

U.S. Treasury Notes – 2.3%
1.38%, 1/15/13	$15,880	$15,903
0.63%, 2/28/13	16,990	17,008
1.75%, 4/15/13	25,000	25,148
1.13%, 6/15/13	10,000	10,048
1.00%, 7/15/13	20,000	20,093
		88,200
Total U.S. Government Obligations
(Cost $254,647)		254,647

Investments, at Amortized Cost
($3,011,631)		3,011,631

REPURCHASE AGREEMENTS – 25.5%

Joint Repurchase Agreements – 0.6%(3)

Bank of America Securities LLC, dated 11/30/12, repurchase price $5,631 0.19%, 12/3/12	5,631	5,631

Morgan Stanley & Co., Inc., dated 11/30/12, repurchase price $5,631 0.21%, 12/3/12	5,631	5,631

Societe Generale, New York Branch, dated 11/30/12, repurchase price $5,631 0.22%, 12/3/12	5,631	5,631

UBS Securities LLC, dated 11/30/12,repurchase price $8,446 0.20%, 12/3/12	8,446	8,446

		25,339

Repurchase Agreements – 24.9%(4)

BNP Paribas Securities, dated 11/29/12,repurchase price $10,000 0.21%, 12/6/12	10,000	10,000

BNP Paribas Securities, dated 11/30/12,repurchase price $200,004 0.24%, 12/3/12	200,000	200,000

Credit Suisse Securities, dated 11/30/12,repurchase price $100,002 0.22%, 12/3/12	100,000	100,000

Deutsche Bank Securities, dated 11/1/12,repurchase price $15,004 0.28%, 12/3/12	15,000	15,000

Deutsche Bank Securities, dated 11/15/12,repurchase price $25,005 0.23%, 12/17/12	25,000	25,000

Deutsche Bank Securities, dated 11/30/12,repurchase price $200,004 0.25%, 12/3/12	200,000	200,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO continued	NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 25.5% – continued

Repurchase Agreements – 24.9%(4) – continued

Goldman Sachs & Co., dated 11/29/12,repurchase price $20,007 0.22%, 1/28/13	$20,000	$20,000

Goldman Sachs & Co., dated 11/5/12,repurchase price $10,002 0.29%, 1/3/13	10,000	10,000

JPMorgan Securities LLC, dated 10/19/12,repurchase price $15,015 0.39%, 1/17/13	15,000	15,000

JPMorgan Securities LLC, dated 11/29/12,repurchase price $40,009 0.22%, 1/3/13	40,000	40,000

JPMorgan Securities LLC, dated 11/30/12,repurchase price $30,001 0.25%, 12/3/12	30,000	30,000

Merrill Lynch, dated 11/30/12, repurchase price $300,006 0.23%, 12/3/12	300,000	300,000

		965,000
Total Repurchase Agreements
(Cost $990,339)		990,339

Total Investments – 103.1%
(Cost $4,001,970)(5)		4,001,970

Liabilities less Other Assets – (3.1)%		(119,121)
NET ASSETS – 100.0%		$3,882,849

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(3)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$7,455	3.63% – 5.50%	4/15/28 – 5/15/41
U.S. Treasury Notes	$18,563	0.38% – 2.63%	8/15/13 – 8/15/21

Total	$26,018

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Commercial Paper	$47,258	0.22% – 0.28%	1/28/13 – 4/8/13
FHLMC	$84,383	2.37% – 5.22%	12/1/33 – 9/1/42
FNMA	$307,075	3.00% – 4.26%	8/1/27 – 11/1/42
GNMA	$422,300	3.00% – 6.00%	11/15/36 – 11/15/42
U.S. Treasury Bonds	$126,828	0.00%	2/15/29 – 11/15/41
U.S. Treasury Note	$1,240	1.88%	7/15/15
U.S. Treasury Strips	$5,821	0.00%	8/15/17

Total	$994,905

(5)	The cost for federal income tax purposes was $4,001,970.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Prime Obligations Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Prime Obligations Portfolio	$–	$4,001,970	(1)	$–	$4,001,970

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2012, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2012

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FFCB	Federal Farm Credit Bank	FRCD	Floating Rate Certificates of Deposit
FHLB	Federal Home Loan Bank	FRN	Floating Rate Notes
FHLMC	Federal Home Loan Mortgage Corporation	GNMA	Government National Mortgage Association
FNMA	Federal National Mortgage Association	Gtd.	Guaranteed

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 8 portfolios as of November 30, 2012, each with its own investment objective (e.g., income consistent with preservation of capital). Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Prime Obligations Portfolio (the “Portfolio”). Northern Trust serves as the custodian, transfer agent and accounting agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is authorized to offer four classes of shares: Shares, Service Shares, Premier Shares and GFS Shares. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2012, Shares, Service Shares and GFS Shares were outstanding. Premier Shares are not currently offered to investors.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) for each class of shares of the Portfolio, is calculated on each Business Day as of 2:00 p.m. Central time.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which NTI, pursuant to Board of Trustees’ authorization, has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Portfolio’s Board of Trustees (the “Board”). NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under which it purchases securities for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages

PRIME OBLIGATIONS PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2012

these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2012, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, non-deductible taxes paid, distribution reclassifications, and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset value per share of the Portfolio. At November 30, 2012, the Portfolio reclassified approximately $32,000 of undistributed net investment income and $(32,000) of accumulated undistributed net realized losses.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Portfolio for the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Portfolio in taxable years beginning with the taxable year ended November 30, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Portfolio in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended November 30, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Portfolio’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolio as of November 30, 2012.

At November 30, 2012, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Prime Obligations	$343

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2012	2011
Prime Obligations	$2,255	$4,313

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition or

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2009 through November 30, 2011 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred on future unknown, uncertain tax positions taken by the Portfolio will be recorded as interest expense on the Statement of Operations.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at an annual rate of 0.15 percent of the Portfolio’s average daily net assets. The investment adviser has contractually agreed to waive 0.05 percent of the advisory fees charged to the Portfolio. The contractual waiver arrangement is expected to continue until at least April 1, 2013. The contractual waiver will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by the investment adviser or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2012, is reflected as “Less waivers of investment advisory fees” in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class and GFS Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2012, were as follows:

Amounts in thousands	SHARES	SERVICE SHARES	GFS SHARES
Prime Obligations	$43	$5	$ —

Certain amounts of transfer agent fees were reimbursed to the Portfolio by the investment adviser. For further information, please refer to Note 5.

As compensation for custody and accounting services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits are shown as “Less custodian credits” in the Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate of 0.10 percent of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Board without shareholder approval, NTI, as Administrator, has contractually agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees, transfer agency fees, service agent fees, taxes, interest, indemnification expenses, acquired fund fees and expenses, the Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board, and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and other extraordinary expenses) (“Expenses”) that exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets. In addition, NTI as Administrator has contractually agreed through at least April 1, 2013 to reimburse an additional portion of the Portfolio’s Expenses so that the Portfolio’s Expenses do not exceed 0.05 percent of its average daily net assets. The expense reimbursement will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

The expenses reimbursed during the fiscal year ended November 30, 2012, under such agreements are shown as “Less expenses reimbursed by administrator” in the accompanying Statement of Operations. The expense reimbursement receivable at November 30, 2012, is $244,000 and is shown as part of “Receivable from affiliates for expense reimbursements” in the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

PRIME OBLIGATIONS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2012

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation from the Portfolio under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. ADDITIONAL EXPENSE REIMBURSEMENT

In addition to the fee waivers and expense reimbursements disclosed in Note 3 and Note 4, in order to avoid a negative yield, the investment adviser may reimburse class-specific and portfolio level expenses of the Portfolio, as necessary. Any such expense reimbursement would be voluntary and could be implemented, increased or decreased or discontinued at any time. During the fiscal year ended November 30, 2012, the investment adviser reimbursed class-specific and portfolio level expenses, including certain amounts of advisory, administrative, transfer agent, shareholder servicing fees and other expenses in order to avoid a negative yield, for the Portfolio. Portfolio level expenses reimbursed by the investment adviser were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by the investment adviser are shown as “Less expenses reimbursed by investment adviser” in the Statement of Operations. There were no amounts outstanding at November 30, 2012, included as part of “Receivable from affiliates for expense reimbursements” in the Statement of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolio by the investment adviser.

6. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service Shares and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service Shares and Premier Shares, respectively. The shareholder servicing fees are included in the Statement of Operations.

Effective January 1, 2012, the Board approved the suspension of the Portfolio’s Service Share servicing fee payments.

Certain amounts of shareholder servicing fees were reimbursed to the portfolio by the investment adviser. For further information, please refer to Note 5.

7. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on December 1, 2011, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and annual commitment fee on the unused portion of the credit line under the New Credit Facility are the same as those charged under the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At November 30, 2012, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2012.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued NOVEMBER 30, 2012

8. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2012, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN NET ASSETS
Shares	$16,861,675	$473	$(16,521,557)	$340,591
Service Shares	172,154	—	(171,202)	952
GFS Shares	1,607,164	—	(1,546,844)	60,320

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$20,886,307	$1,162	$(22,257,227)	$(1,369,758)
Service Shares	158,536	—	(167,626)	(9,090)
GFS Shares	631,271	—	(552,945)	78,326

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

9. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Portfolio.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

10. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

PRIME OBLIGATIONS PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (one of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio of the Northern Institutional Funds at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2013

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PRIME OBLIGATIONS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2012 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2012. The Trust has designated 100.0% of the Portfolio’s income as Qualified Interest Income (QII) for the fiscal year ended November 30, 2012.

The Portfolio designates the maximum amount required to distribute Long-Term capital gain under IRC 852(b)(2)(3).

PRIME OBLIGATIONS PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2012 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2012 through November 30, 2012.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/12 - 11/30/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

PRIME OBLIGATIONS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/12	ENDING ACCOUNT VALUE 11/30/12	EXPENSES PAID* 6/1/12 - 11/30/12
Actual	0.15%	$1,000.00	$1,000.50	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.25	$0.76
SERVICE SHARES
Actual	0.16%	$1,000.00	$1,000.50	$0.80
Hypothetical**	0.16%	$1,000.00	$1,024.20	$0.81
GFS SHARES
Actual	0.15%	$1,000.00	$1,000.50	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.25	$0.76

*	Expenses are calculated using the Portfolio’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 56 portfolios in the Northern Funds Complex — Northern Funds offers 48 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 69 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 1994

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sharon Gist Gilliam Age: 69 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 1997

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 48 portfolios in the Northern Funds Complex — 40 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

PRIME OBLIGATIONS PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2012 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 74 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 1982 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2008

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee from 2012 to present.

• GATX Corporation (transportation services).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 55 Trustee since 2008

•  Director of The Northern Trust Company of Connecticut since July 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Chairman of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Executive Vice President of Northern Trust Corporation since October 2003;

•  Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

•  Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

•  Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

•  Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

•  Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

•  Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

PRIME OBLIGATIONS PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

INVESTMENT CONSIDERATIONS

PRIME OBLIGATIONS PORTFOLIO1

1 Money Market Risk: An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INDEX DEFINITIONS

PRIME OBLIGATIONS PORTFOLIO1

1 iMoneyNet Fund Average™ – First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

PRIME OBLIGATIONS PORTFOLIO	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	LIQUID ASSETS PORTFOLIO

12	ABBREVIATIONS AND OTHER INFORMATION

13	NOTES TO THE FINANCIAL STATEMENTS

18	TAX INFORMATION

19	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

20	FUND EXPENSES

21	TRUSTEES AND OFFICERS

26	INVESTMENT CONSIDERATIONS

27	FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, performance would be reduced. Performance is based on net change in net asset value assuming reinvestment of all dividends and distributions.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve continued its monetary easing policy throughout 2012, extending the period when the federal funds rate would be low from mid-2013 until at least mid-2015. Additionally, the Federal Reserve extended “Operation Twist” by six months and committed to additional monthly purchases of agency mortgage-backed securities through another round of quantitative easing. The Federal Reserve was not the only central bank to take bold actions. The European Central Bank president promised to do everything possible to save the euro in an attempt to help allay fears gripping the eurozone. Continued financial assistance was given to Greece, while Spanish banks also received a bailout. Money market funds continue to be challenged, with low short-term interest rates driven by supply constraints and expectations for rates to stay low for an extended period of time. Yields continued to fall throughout the period as global growth slowed. The eurozone and Japan both entered a recession, reflecting the weak global economic backdrop. The U.S. economy was relatively resilient, with signs of stability in the housing market. Unemployment fell to its lowest level in four years, as more people dropped out of the labor force.

For the 12-month period ended November 30, 2012, the Liquid Assets Portfolio posted a 0.12% return. As of November 30, the Portfolio’s 7-day current yield was 0.17%.

We continue to maintain a relatively long duration for the Portfolio. In addition, we continue to overweight term purchases in U.S. Treasury and U.S. agency debt, and to maintain a strong liquidity profile by committing a large percentage of Portfolio assets to overnight maturities in order to accommodate any unexpected redemptions. The Portfolio is positioned conservatively through risk reduction strategies and a focus on high credit quality. Principal and liquidity preservation remain our primary objectives.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2012. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance data current to the most recent month-end is available at northernfunds.com/institutional.

Investment in the Portfolio is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MATURITY ANALYSIS

At November 30, 2012, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	37.3%
2 - 15 DAYS	8.4
16 - 30 DAYS	13.2
31 - 60 DAYS	9.6
61 - 97 DAYS	12.3
98 - 180 DAYS	14.2
181 - 270 DAYS	5.0

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	2	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2012

Amounts in thousands, except per share data	LIQUID ASSETS PORTFOLIO

ASSETS:
Investments, at amortized cost	$981,355
Repurchase agreements, at cost which approximates fair value	333,060
Interest income receivable	655
Receivable from affiliated administrator	9
Prepaid and other assets	5
Total Assets	1,315,084
LIABILITIES:
Payable for securities purchased	34,998
Distributions payable to shareholders	166
Accrued administration fees	97
Trustee fees	22
Accrued other liabilities	24
Total Liabilities	35,307
Net Assets	$1,279,777
ANALYSIS OF NET ASSETS:
Capital stock	$1,280,500
Accumulated undistributed net realized loss	(723)
Net Assets	$1,279,777
Total Shares Outstanding (no par value, unlimited shares authorized)	1,280,499
Net Asset Value, Redemption and Offering Price Per Share	$1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012

Amounts in thousands	LIQUID ASSETS PORTFOLIO
INVESTMENT INCOME:
Interest income	$3,067
EXPENSES:
Investment advisory fees	3,443
Administration fees	1,378
Custody and accounting fees	185
Transfer agent fees	1
Printing fees	21
Professional fees	38
Trustee fees	18
Other	18
Total Expenses	5,102
Less waivers of:
Investment advisory fees	(3,443)
Custody and accounting fees	(184)
Transfer agent fees	(1)
Less expenses reimbursed by administrator	(92)
Less custodian credits	(1)
Net Expenses	1,381
Net Investment Income	1,686
NET REALIZED GAINS:
Net realized gains on:
Investments	16
Net Gains	16
Net Increase in Net Assets Resulting from Operations	$1,702

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	4	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Amounts in thousands	2012	2011
OPERATIONS:
Net investment income	$1,686	$1,625
Net realized gains on:
Investments	16	5
Net Increase in Net Assets Resulting from Operations	1,702	1,630
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	(147,213)	271,025
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(147,213)	271,025
DISTRIBUTIONS PAID:
From net investment income	(1,686)	(1,625)
Total Distributions Paid	(1,686)	(1,625)
Total Increase (Decrease) in Net Assets	(147,197)	271,030
NET ASSETS:
Beginning of year	1,426,974	1,155,944
End of year	$1,279,777	$1,426,974
Accumulated Undistributed Net Investment Income (Loss)	$–	$–

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LIQUID ASSETS PORTFOLIO
Selected per share data	2012	2011	2010	2009		2008
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	– (1)	– (1)	– (1)	0.01		0.03
Net realized and unrealized gains (losses)	– (2)	– (2)	– (2)	–	(2)	–	(2)
Total from Investment Operations	–	–	–	0.01		0.03
LESS DISTRIBUTIONS PAID:
From net investment income	– (3)	– (3)	– (3)	(0.01)		(0.03)
Total Distributions Paid	–	–	–	(0.01)		(0.03)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00		$1.00
Total Return(4)	0.12%	0.12%	0.19%	0.60	%(5)	2.64	%(5)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,279,777	$1,426,974	$1,155,944	$1,412,872		$1,020,896
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.10%	0.10%	0.10%	0.10%		0.10%
Expenses, before waivers, reimbursements and credits	0.37%	0.37%	0.37%	0.37%		0.37%
Net investment income, net of waivers, reimbursements and credits	0.12%	0.11%	0.19%	0.52%		2.71%
Net investment income (loss), before waivers, reimbursements and credits	(0.15)%	(0.16)%	(0.08)%	0.25%		2.44%

(1)	Per share amount from net investment income was less than $0.01 per share.
(2)	Per share amounts from net realized and unrealized gains (losses) were less than $0.01 per share.
(3)	Per share amount from distributions paid from net investment income was less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(5)	Without the value of the Capital Support Agreement, the total return would have been 1.14% and 2.36% for the fiscal years ended November 30, 2009 and November 30, 2008, respectively.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	6	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO	NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ASSET-BACKED SECURITIES – 0.4%

Auto Receivables – 0.4%

Honda Auto Receivables Owner Trust, Series 2012-2, Class A1, 0.30%, 12/25/12	$1,468	$1,468

Honda Auto Receivables Owner Trust, Series 2012-3, Class A1, 0.29%, 2/25/13	1,399	1,399

Huntington Auto Trust, Series 2012-2, Class A1, 0.23%, 2/11/13	2,240	2,240
		5,107
Total Asset-Backed Securities
(Cost $5,107)		5,107

CERTIFICATES OF DEPOSIT – 24.6%

Non-U.S. Depository Institutions – 24.6%

Bank of Montreal, Chicago Branch, 0.41%, 12/17/12, FRCD	3,000	3,000
0.19%, 1/4/13	9,000	9,000
0.22%, 2/4/13	6,000	6,000
0.46%, 8/1/13	6,000	6,000

Bank of Montreal, London, 0.30%, 2/26/13	7,000	7,000

Bank of Nova Scotia, Houston, 0.32%, 12/1/12, FRCD	10,000	10,000
0.24%, 2/4/13	11,000	11,000

Bank Tokyo-Mitsubishi UFJ Financial Group, Inc., 0.24%, 2/25/13	1,000	1,000

Barclays Bank PLC, New York Branch, 0.50%, 4/9/13	23,000	23,000

BNP Paribas S.A., Chicago Branch, 0.40%, 12/17/12	15,000	15,000

BNP Paribas S.A., New York Branch, 0.34%, 2/13/13	4,000	4,000

Canadian Imperial Bank of Commerce, 0.28%, 12/1/12, FRCD	5,000	5,000

Commonwealth Bank of Australia, London, 0.24%, 1/4/13	12,000	12,000
0.24%, 1/22/13	9,000	9,000

Credit Agricole CIB, New York, 0.56%, 12/20/12	7,000	7,000
0.50%, 1/9/13	5,000	5,000

Credit Agricole S.A., London, 0.47%, 2/1/13	15,000	15,000

Credit Suisse, New York, 0.34%, 5/2/13	2,500	2,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 24.6% – continued

Non-U.S. Depository Institutions – 24.6% – continued
0.34%, 5/13/13	$5,800	$5,800

Den Norske Bank ASA, London, 0.31%, 4/19/13	12,000	12,000

Den Norske Bank ASA, New York, 0.31%, 5/17/13	6,225	6,225

Deutsche Bank A.G., New York Branch, 0.26%, 2/26/13	5,000	5,000

HSBC Holdings PLC, London Branch, 0.30%, 5/20/13	11,700	11,700

Mizuho Corporate Bank, USA, 0.25%, 3/1/13	4,000	4,000

National Australia Bank, 0.41%, 1/25/13, FRCD	7,000	7,000

Nordea Bank Finland PLC, New York, 0.30%, 5/6/13	7,000	7,000

Norinchukin Bank, New York Branch, 0.36%, 12/10/12	6,000	6,000

Rabobank Nederland, 0.31%, 5/20/13	9,930	9,930

Royal Bank of Canada, New York, 0.36%, 2/6/13, FRCD	5,000	5,000

Skandinaviska Enskildabanken AB, New York, 0.39%, 4/17/13	9,000	9,000
0.38%, 6/7/13	7,465	7,465

Societe Generale, New York Branch, 0.64%, 12/3/12	9,000	9,000
0.40%, 12/5/12	4,000	4,000
0.45%, 1/9/13	7,000	7,000

Sumitomo Mitsui Bank, New York, 0.24%, 2/13/13	9,000	9,000

Svenska Handelsbanken, New York, 0.25%, 1/22/13	8,000	8,000
0.25%, 2/19/13	7,000	7,000

Toronto Dominion Bank, New York, 0.30%, 1/28/13	12,000	12,000
0.30%, 4/1/13	4,000	4,000
0.30%, 4/22/13	3,000	3,000

Westpac Banking Corp., New York, 0.50%, 8/1/13	6,000	6,000
		315,620
Total Certificates of Deposit
(Cost $315,620)		315,620

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 14.6%

Food and Beverage – 0.5%

Nestle Capital Corp., 0.39%, 5/20/13	$6,560	$6,548

Foreign Agencies – 2.9%

Caisse Des Depots Et Consignations, 0.25%, 1/22/13	4,145	4,143
0.30%, 2/1/13	9,000	8,995
0.33%, 4/24/13	11,000	10,986

KFW, 0.21%, 12/7/12	4,000	4,000
0.24%, 2/4/13	3,000	2,999

Oesterreich Kontrollbank, 0.20%, 1/8/13	1,495	1,495
0.19%, 1/24/13	2,000	1,999
0.20%, 1/25/13	1,000	1,000
0.20%, 2/15/13	1,680	1,679
		37,296

Foreign Local Government – 0.7%

NRW.BANK, 0.22%, 2/4/13	3,790	3,788

Queensland Treasury Corp., 0.21%, 2/15/13	5,365	5,363
		9,151

Multi-Seller Conduits – 6.1%

Atlantic Asset Securitization Corp., 0.30%, 12/10/12	1,160	1,160
0.31%, 12/10/12	1,220	1,220
0.38%, 1/15/13	1,305	1,304

Barton Capital LLC, 0.42%, 2/12/13	8,860	8,852

Gotham Funding, 0.21%, 12/4/12	4,390	4,390
0.21%, 12/5/12	1,000	1,000
0.21%, 12/6/12	2,000	2,000
0.21%, 12/10/12	2,815	2,815

Kells Funding LLC, 0.32%, 12/6/12	3,000	3,000
0.34%, 2/1/13	4,000	3,998
0.28%, 2/12/13	1,000	999
0.27%, 2/21/13	1,000	999
0.27%, 3/11/13	2,000	1,998
0.28%, 3/18/13	5,000	4,996

LMA Americas LLC, 0.39%, 1/22/13	2,505	2,504

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 14.6% – continued

Multi-Seller Conduits – 6.1% – continued

Market Street Funding LLC, 0.20%, 1/28/13	$3,545	$3,544
0.22%, 2/13/13	3,535	3,533
0.22%, 2/15/13	6,695	6,692

Regency Markets No. 1 LLC, 0.21%, 12/18/12	3,000	3,000
0.21%, 12/20/12	2,275	2,275
0.21%, 12/28/12	3,675	3,674

Victory Receivables Corp., 0.21%, 12/6/12	2,000	2,000
0.21%, 12/10/12	4,105	4,105
0.21%, 12/17/12	3,280	3,280
0.21%, 12/21/12	1,185	1,185
0.21%, 1/7/13	3,110	3,109
		77,632

Non-U.S. Depository Institutions – 1.2%

Australia and New Zealand Bank, 0.36%, 2/19/13	3,000	3,000
0.37%, 2/19/13	2,000	2,000

Commonwealth Bank of Australia, 0.35%, 1/4/13	2,000	2,000
0.29%, 5/23/13	6,000	5,991

Societe Generale, North America, Inc., 0.30%, 12/19/12	2,000	2,000
		14,991

Pharmaceuticals – 1.0%

Sanofi-Aventis S.A., 0.17%, 12/13/12	6,155	6,155
0.17%, 12/17/12	6,650	6,649
		12,804

Supranational – 1.3%

European Investment Bank, 0.22%, 12/17/12	16,220	16,219

U.S. Depository Institutions – 0.9%

JPMorgan Chase & Co., 0.30%, 5/1/13	12,000	11,985
Total Commercial Paper
(Cost $186,626)		186,626

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	8	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CORPORATE NOTES/BONDS – 4.6%

Foreign Agencies – 2.6%

Export Development Canada, 0.31%, 12/1/12, FRN (1)	$5,000	$5,000
0.42%, 2/5/13 (1)	7,810	7,810
0.30%, 2/28/13 (1)	5,000	5,000

Kommunalbanken AS 0.33%, 12/1/12, FRN	3,000	3,000

Kommunalbanken AS, 0.33%, 12/1/12, FRN (1)	5,000	5,000
0.40%, 6/18/13 (1)	5,500	5,500

Network Rail Infrastructure Finance PLC, Government Gtd., 0.39%, 2/8/13, FRN (1)	2,000	2,000
		33,310

Non-U.S. Depository Institutions – 0.2%

Commonwealth Bank of Australia, 0.36%, 1/2/13, FRN (1)	2,000	1,999

Retailers – 0.9%

Wal-Mart Stores, 4.25%, 4/15/13	3,000	3,044
5.48%, 6/1/13, FRN	8,000	8,207
		11,251

Supranational – 0.4%

International Finance Corp., 0.23%, 12/17/12, FRN	5,000	5,000

U.S. Depository Institutions – 0.5%

JPMorgan Chase Bank N.A., New York Branch, 0.33%, 12/28/12, FRN	7,000	7,002
Total Corporate Notes/Bonds
(Cost $58,562)		58,562

EURODOLLAR TIME DEPOSITS – 5.6%

Non-U.S. Depository Institutions – 5.6%

Bank of Tokyo-Mitsubishi, Grand Cayman, 0.25%, 12/4/12	33,000	33,000

Credit Agricole CIB, Grand Cayman, 0.20%, 12/3/12	30,000	30,000

Royal Bank of Canada, Toronto Branch, 0.18%, 12/3/12	8,399	8,399
		71,399
Total Eurodollar Time Deposits
(Cost $71,399)		71,399

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 17.7% (2)

Federal Farm Credit Bank – 4.6%

FFCB FRN, 0.18%, 12/1/12	$10,000	$10,002
0.38%, 12/1/12	5,000	4,999
0.17%, 12/11/12	12,000	12,000
0.17%, 12/13/12	5,000	4,999
0.18%, 12/15/12	10,000	10,002
0.20%, 12/19/12	2,000	2,001
0.15%, 12/20/12	5,000	4,999
0.10%, 12/23/12	5,000	5,000
0.07%, 12/27/12	5,000	5,000
		59,002

Federal Home Loan Bank – 9.3%

FHLB Bonds, 0.17%, 2/11/13	3,150	3,150
0.20%, 6/7/13	10,000	9,998
0.24%, 6/14/13	5,000	5,000
0.30%, 6/21/13	10,000	10,000
0.25%, 7/1/13	4,000	3,999

FHLB FRN, 0.18%, 12/1/12	5,000	4,999
0.19%, 12/1/12	5,000	4,999
0.21%, 12/1/12	5,000	5,000
0.22%, 12/1/12	5,000	5,000
0.25%, 12/1/12	5,000	4,999
0.31%, 12/1/12	20,000	19,998
0.32%, 12/1/12	15,000	14,999
0.33%, 12/1/12	5,000	5,000
0.34%, 12/1/12	15,000	14,999
0.17%, 12/27/12	3,000	3,000
0.10%, 2/13/13	3,000	3,000
		118,140

Federal Home Loan Mortgage Corporation – 2.4%

FHLMC FRN, 0.16%, 12/3/12	5,000	4,999
0.16%, 12/4/12	5,000	5,000
0.16%, 12/6/12	3,000	3,000
0.16%, 12/17/12	13,000	12,998
0.17%, 12/21/12	5,000	4,999
		30,996

Federal National Mortgage Association – 1.4%

FNMA FRN, 0.40%, 12/1/12	10,000	9,998

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 17.7% (2) continued

Federal National Mortgage Association – 1.4% continued
0.20%, 12/12/12	$5,000	$4,999
0.19%, 12/20/12	3,000	2,999
		17,996
Total U.S. Government Agencies
(Cost $226,134)		226,134

U.S. GOVERNMENT OBLIGATIONS – 8.3%

U.S. Treasury Bills – 3.6%
0.12%, 12/20/12	10,050	10,049
0.17%, 12/27/12	11,055	11,053
0.16%, 12/31/12	10,290	10,289
0.08%, 1/3/13	5,000	5,000
0.17%, 1/10/13	10,000	9,998
		46,389

U.S. Treasury Notes – 4.7%
1.38%, 1/15/13	3,540	3,545
0.63%, 2/28/13	7,240	7,248
0.75%, 3/31/13	25,000	25,042
1.75%, 4/15/13	20,000	20,114
1.00%, 7/15/13	4,000	4,019
		59,968
Total U.S. Government Obligations
(Cost $106,357)		106,357

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 0.9%

Oregon – 0.9%

Lincoln City Senior Living LLC and Lakeview Operations LLC Taxable Variable Rate Demand Senior Living Facility Revenue Bonds, (FHLB of San Francisco LOC), 0.34%, 12/10/12	$11,550	$11,550
Total Municipal Investments
(Cost $11,550)		11,550

Investments, at Amortized Cost
($981,355)		981,355

REPURCHASE AGREEMENTS – 26.0%

Joint Repurchase Agreements – 3.7%(3)

Bank of America Securities LLC, dated 11/30/12, repurchase price $10,680 0.19%, 12/3/12	10,680	10,680

Morgan Stanley & Co., Inc., dated 11/30/12,repurchase price $10,680 0.21%, 12/3/12	10,680	10,680

Societe Generale, New York Branch, dated 11/30/12, repurchase price $10,680 0.22%, 12/3/12	10,680	10,680

UBS Securities LLC, dated 11/30/12,repurchase price $16,020 0.20%, 12/3/12	16,020	16,020
		48,060

Repurchase Agreements – 22.3%(4)

BNP Paribas Securities, dated 11/30/12,repurchase price $50,001 0.22%, 12/3/12	50,000	50,000

Citigroup Global Markets, Inc., dated 11/30/12, repurchase price $150,003 0.24%, 12/3/12	150,000	150,000

Credit Suisse Securities, dated 11/30/12,repurchase price $50,001 0.22%, 12/3/12	50,000	50,000

Deutsche Bank Securities, dated 11/1/12,repurchase price $5,001 0.28%, 12/3/12	5,000	5,000

Deutsche Bank Securities, dated 11/15/12,repurchase price $25,005 0.23%, 12/17/12	25,000	25,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	10	LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS

LIQUID ASSETS PORTFOLIO continued	NOVEMBER 30, 2012

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 26.0% – continued

Repurchase Agreements – 22.3%(4) – continued

JPMorgan Securities LLC, dated 10/19/12,repurchase price $5,005 0.39%, 1/17/13	$5,000	$5,000
		285,000
Total Repurchase Agreements
(Cost $333,060)		333,060

Total Investments – 102.7%
(Cost $1,314,415)(5)		1,314,415

Liabilities less Other Assets – (2.7)%		(34,638)
NET ASSETS – 100.0%		$1,279,777

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Trustees of Northern Institutional Funds.
(2)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC in conservatorship. The United States Treasury has put in place a set of financing agreements to ensure that these entities continue to meet their obligations to holders of bonds that they have issued or guaranteed.
(3)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bonds	$14,140	3.63% – 5.50%	4/15/28 – 5/15/41
U.S. Treasury Notes	$35,209	0.38% – 2.63%	8/15/13 – 8/15/21
Total	$49,349

(4)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR MARKET VALUE (000s)	COUPON RATES	MATURITY DATES
Commercial Paper	$5,255	0.28%	4/8/13
FHLMC	$45,444	3.50% – 4.50%	1/1/25 – 1/1/42
FNMA	$114,234	2.50% – 4.50%	10/1/20 – 11/1/42
GNMA	$25,726	2.50% – 5.00%	10/20/27 – 10/20/42
U.S. Treasury Bonds	$69,840	0.00%	2/15/40 – 5/15/42
U.S. Treasury Notes	$32,908	0.00% – 3.88%	12/31/12 – 11/15/13
Total	$293,407

(5)	The cost for federal income tax purposes was $1,314,415.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. Following is a summary of the inputs used in valuing the Liquid Assets Portfolio’s investments, which are carried at amortized cost, which approximates fair value, as of November 30, 2012:

	LEVEL 1 (000s)	LEVEL 2 (000s)		LEVEL 3 (000s)	TOTAL (000s)
Investments held by Liquid Assets Portfolio	$–	$1,314,415	(1)(2)	$–	$1,314,415

(1)	Classifications as defined in the Schedule of Investments.
(2)	Investments held by the Liquid Assets Portfolio are carried at amortized cost and therefore are classified as Level 2. An investment in the Liquid Assets Portfolio itself may be categorized as Level 1, due to quoted market prices being available in active markets.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2012, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2011. U.S. GAAP provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate when a transaction is not orderly.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION	NOVEMBER 30, 2012

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS

FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FRCD	Floating Rate Certificates of Deposit
FRN	Floating Rate Notes
GNMA	Government National Mortgage Association
Gtd.	Guaranteed
LOC	Letter of Credit

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating rate and variable rate securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	12	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2012

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 8 portfolios as of November 30, 2012, each with its own investment objective (e.g., income consistent with preservation of capital). Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser for the Liquid Assets Portfolio (the “Portfolio”). Northern Trust serves as the custodian, transfer agent and accounting agent for the Trust. NTI serves as the Trust’s administrator. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America or “U.S. GAAP”. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

The net asset value (“NAV”) of the Portfolio is calculated on each Business Day as of 3:00 p.m. Central time.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which NTI, pursuant to Board of Trustees’ authorization, has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Portfolio’s Board of Trustees (the “Board”). NTI has established a pricing and valuation committee (the “NTGI PVC”) whose membership includes representatives of NTI, as well as independent control personnel from Northern Trust’s Legal and NTI’s Compliance and Risk Management groups. NTGI PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

NTGI PVC is responsible for making the final determination of the fair value of the security. In making its determination, NTGI PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to, the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to the security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect the security’s valuation to determine the continued appropriateness of the security’s fair valuation. NTGI PVC will review if the markets and issuer’s circumstances relevant to the valuation of the fair valued security change materially.

For each level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing and fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under which it purchases securities for cash from a seller and agrees to resell those securities to the same seller within a specified time at a specified price. During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”), the Portfolio and other portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2012, as reflected in its accompanying Schedule of Investments.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2012

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS The Portfolio’s net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder’s account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to net operating losses, expired capital loss carryforwards, non-deductible taxes paid, distribution reclassifications, and gain or loss on in-kind transactions. These reclassifications have no impact on the net assets or the net asset value per share of the Portfolio. There were no reclassifications at November 30, 2012.

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2012, the capital loss carryforward for U.S. federal income tax purposes and the respective year of expiration was as follows:

Amount in thousands	NOVEMBER 30, 2017
Liquid Assets	$723

The Portfolio may offset future capital gains with this capital loss carryforward.

The following capital loss carryforwards were utilized at November 30, 2012, for U.S. Federal income tax purposes:

Amount in thousands
Liquid Assets	$16

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year limit on the use of capital loss carryforwards that arise in taxable years beginning after its enactment date of December 22, 2010. The changes are effective for the Portfolio for the fiscal year ended November 30, 2012. Consequently, capital losses incurred by the Portfolio in taxable years beginning with the taxable year ended November 30, 2012 can be carried forward for an unlimited period. However, capital losses incurred by the Portfolio in taxable years beginning before the taxable year ended November 30, 2012 with an expiration date may not be used to offset capital gains until all net capital losses incurred in taxable years beginning with the taxable year ended November 30, 2012 without an expiration date have been utilized. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Portfolio’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

At November 30, 2012, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amount in thousands	UNDISTRIBUTED ORDINARY INCOME*
Liquid Assets	$188

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	14	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2012

The tax character of distributions paid during the fiscal years ended November 30, 2012 and 2011 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME*
Amounts in thousands	2012	2011
Liquid Assets	$1,585	$1,751

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns filed for the fiscal years ended November 30, 2009 through November 30, 2011 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred on future unknown, uncertain tax positions taken by the Portfolio will be recorded as interest expense on the Statement of Operations.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive an advisory fee, computed daily and payable monthly, at an annual rate of 0.25 percent of the Portfolio’s average daily net assets. The investment adviser has contractually agreed to waive all of the advisory fees charged to the Portfolio. The contractual waiver arrangement is expected to continue until at least April 1, 2013. The contractual waiver will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by the investment adviser or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2012, is reflected as “Less waivers of investment advisory fees” in the accompanying Statement of Operations.

As compensation for services rendered as custodian, transfer agent and accounting agent including the assumption of the expenses related thereto, Northern Trust receives compensation based on a pre-determined schedule of charges approved by the Board. Northern Trust has contractually agreed to waive all of the custody and accounting fees and transfer agent fees exclusive of the custodian fee credits described below. The contractual waiver is expected to continue until at least April 1, 2013. The contractual waiver will continue automatically for periods of one year (each such one year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by Northern Trust upon 60 days’ written notice prior to the end of the current Renewal Year. The effect of this fee waiver by Northern Trust for the fiscal year ended November 30, 2012, is reflected as “Less waivers of custody and accounting fees and transfer agent fees” in the accompanying Statement of Operations.

The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits are shown as “Less Custodian Credits” in the Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI, as Administrator, is entitled to an administration fee from the Portfolio at the annual rate of 0.10 percent of the average daily net assets of the Portfolio. Under the Administration Agreement with the Trust, which may be amended by the Board without shareholder approval, NTI, as Administrator, has contractually agreed to reimburse expenses (including fees payable to NTI for its services as Administrator, but excluding investment advisory fees, transfer agency fees, service agent fees, taxes, interest, indemnification expenses, acquired fund fees and expenses, the Portfolio’s proportionate share of the increase in compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries effective January 1, 2012, expenses related to third-party consultants engaged by the Board, and membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum and other extraordinary expenses) that exceed on an annualized basis 0.10 percent of the Portfolio’s average daily net assets.

The expenses reimbursed during the fiscal year ended November 30, 2012, under such agreements are shown as “Less expenses reimbursed by administrator” in the accompanying Statement of Operations. The expense reimbursement receivable at November 30, 2012, is shown as “Receivable from affiliated administrator” in the accompanying Statement of Assets and Liabilities. The expense reimbursement is payable monthly by NTI as Administrator.

NTI also has a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s administration fees.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation from the Portfolio under the placement agency agreement. However, it received compensation from NTI for its services as placement agent pursuant to a separate letter agreement between it and NTI.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2012

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in “Trustee Fees” on the Statement of Assets and Liabilities. Each Trustee’s account shall be deemed to be invested in shares of the Diversified Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. BANK BORROWINGS

The Trust entered into a $150,000,000 senior unsecured revolving credit facility on December 1, 2011, which is administered by JPMorgan Chase Bank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility is equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeds such Federal Funds Rate, the amount by which it so exceeds, plus (iii) 1.00 percent. In addition, there is an annual commitment fee of 0.08 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations.

At a meeting held on November 9, 2012, the Board approved an agreement that terminated, replaced and restated the Credit Facility (as so terminated, replaced and restated, the “New Credit Facility”). The interest rate charged under the New Credit Facility and annual commitment fee on the unused portion of the credit line under the New Credit Facility are the same as those charged under the Credit Facility. The New Credit Facility went into effect on November 29, 2012 and will expire on November 28, 2013, unless renewed.

At November 30, 2012, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2012.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2012, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED		NET DECREASE IN NET ASSETS
Liquid Assets	$13,774,021		$(13,921,234)		$(147,213)

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2011, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	PAYMENTS FOR SHARES REDEEMED	NET INCREASE IN NET ASSETS
Liquid Assets	$5,524,164	$(5,253,139)	$271,025

*	The number of shares sold and redeemed approximates the dollar amount of transactions.

7. CAPITAL SUPPORT AGREEMENT

Effective February 21, 2008, and subsequently amended on July 15, 2008, September 29, 2008 and February 24, 2009, Northern Trust Corporation (the “Corporation”) entered into a Capital Support Agreement (“CSA”) with the Trust on behalf of the Portfolio.

Although it was not obligated to do so, the Corporation entered into the CSA in order to provide stability to the Portfolio and investors in the Portfolio. The Corporation did not receive any consideration from the Portfolio. Under the CSA, the Corporation committed to provide capital to the Portfolio in the event that the Portfolio realized a loss on the Whistlejacket Capital LLC security (the “Security”). The Portfolio was required to promptly sell the Security upon the earlier of (i) any change in the Corporation’s short term credit ratings such that the Corporation’s obligations no longer qualified as First Tier Securities under Rule 2a-7, or (ii) on the business day immediately prior to November 6, 2009. In addition, the Board had the right, at its option, to cause the Portfolio to sell the Security at any time if it determined that the maximum amount under the CSA, reduced by any capital contributions previously made under the CSA to the Portfolio, was insufficient.

On June 25, 2009, the Portfolio sold the remaining position in the Security held in the Portfolio, realizing a loss on the sale. Pursuant to the CSA, the Corporation made an actual capital contribution payment to the Portfolio representing the loss incurred on the sale of the Security, meeting its contractual obligation under the CSA. On June 25, 2009, upon the sale of the Security, the CSA terminated.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	16	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2012

8. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2012 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2012. The Trust has designated 100.0% of the Portfolio’s income as Qualified Interest Income (QII) for the fiscal year ended November 30, 2012. The Portfolio designates the maximum amount required to distribute Long-Term capital gain under IRC 852(b)(2)(3).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	18	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds’ Shareholders and Board of Trustees

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (one of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio of the Northern Institutional Funds at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 23, 2013

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2012 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2012 through November 30, 2012.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/12 - 11/30/12” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LIQUID ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/12	ENDING ACCOUNT VALUE 11/30/12	EXPENSES PAID* 6/1/12 - 11/30/12
Actual	0.10%	$1,000.00	$1,000.80	$0.50
Hypothetical**	0.10%	$1,000.00	$1,024.50	$0.51

*	Expenses are calculated using the Portfolio’s annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the six months ended November 30, 2012. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	20	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2012 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 56 portfolios in the Northern Funds Complex — Northern Funds offers 48 portfolios and Northern Institutional Funds offers 8 portfolios.* The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

William L. Bax Age: 69 Trustee since 2005

• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003;

• Director of Big Shoulders Fund since 1997;

• Director of Children’s Memorial Hospital since 1998;

• Trustee of DePaul University from 1998 to 2009;

• Director of Andrew Corporation (a communications product company) from 2006 to 2008.

• Arthur J. Gallagher & Co. (an insurance brokerage company).

Edward J. Condon, Jr. Age: 72 Trustee since 1994

• Chairman and CEO of The Paradigm Group, Ltd. (a financial adviser) since 1993;

• Principal and Co-Founder of Paradigm Capital, Ltd. (a financial adviser) since 1996;

• Founding Member and Director of the Illinois Venture Capital Association since 2001;

• Member of the Board of Directors of the Chicago Children’s Museum from 2001 to 2007;

• Member of the Board of Governors of The Metropolitan Club since 2003;

• Member of the Board of Advisors of AAVIN Equity Partners (a private equity firm) since 2005;

• Member of the National Advisory Board of National Domestic Violence Hotline since 2005;

• Member of the Board of Directors at LightBridge Healthcare Research Inc. (a healthcare-related educational materials provider) since 2006;

• Member of Advisory Board of Lextech Global Services (a systems engineering services company) since 2009;

• Private Equity Administrator of Illinois Technology Development Account from 2003 to 2006;

• Member of Advisory Council of Northwestern Brain Tumor Institute since 2010;

• Chairman of ViMedicus, Inc. (a healthcare-related educational material provider) since 2010.

• None

Sharon Gist Gilliam Age: 69 Trustee since 2001

• Principal Officer, UCG Associates, Inc. (an aviation consulting firm) from 2005 to 2006 and Director from 2005 to 2008;

• CEO of Chicago Housing Authority from 2006 to 2007;

• Executive Vice President of Unison-Maximus, Inc. (an aviation and governmental consulting company) from 1989 to 2005.

• None

Sandra Polk Guthman Age: 68 Trustee since 1997

• Chair and CEO of Polk Bros. Foundation (an Illinois not-for-profit corporation) since 1993;

• Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) since 1994;

• Trustee of Rush University Medical Center since 2007;

• Trustee of Wellesley College since 2010.

• None

*	Ms. Skinner and Mr. Potter each oversee a total of 48 portfolios in the Northern Funds Complex — 40 portfolios offered by Northern Funds and 8 offered by Northern Institutional Funds.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2012 (UNAUDITED)

NON-INTERESTED TRUSTEES
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Michael H. Moskow Age: 74 Trustee since 2008

• Vice Chairman and Senior Fellow on the Global Economy at the Chicago Council on Global Affairs since 2007;

• Director of Commonwealth Edison since 2007;

• President and Chief Executive Officer of the Federal Reserve Bank of Chicago from 1994 to 2007;

• Director of Education Corporation of America since 2008;

• Chairman of the Japan America Society of Chicago since 2009;

• Former Chairman and Current Member of the Board of Directors, National Bureau of Economic Research from 1978 to 1991, and since 1993;

• Member of the Board of Trustees of the Northwestern Memorial Foundation from 2004 to 2010;

• Member of the Board of Directors of the Civic Consulting Alliance since 2002;

• Member of the Board of Directors of the Chicago Workforce Investment Council (f/k/a Chicago LEADS Civic Advisory Board) since 2009;

• Member of the Board of Directors of The Chicago Council on Global Affairs since 1995;

• Member of the Board of Directors of the Council on Foreign Relations from 1998 to 2008;

• Member of the Board of Trustees of Lafayette College since 1996;

• Member of the Board of Directors of the National Futures Association since 2010.

• Discover Financial Services; • Diamond Management and Technology Consultants, Inc. (a management and technology consulting firm) from 2008 to 2009; • Taylor Capital Group, Inc. (financial services).

Mary Jacobs Skinner, Esq. Age: 55 Trustee since 2000	• Partner in the law firm of Sidley Austin LLP.	• None

Richard P. Strubel Age: 73 Trustee since 1982 and Chairman since 2008

• Vice Chairman and Director of Cardean Learning Group (formerly UNext, Inc.) (a provider of educational services via the Internet) from 2004 to 2007;

• President, Chief Operating Officer and Director of UNext, Inc. from 1999 to 2004.

• Gildan Activewear, Inc. (a clothing marketing and manufacturing company); • Goldman Sachs Mutual Fund Complex (94 portfolios).

Casey J. Sylla Age: 69 Trustee since 2008

• Chairman and President of the Allstate Financial Group from 2002 to 2007;

• Chairman of the Investment Committee, Legal and General Investment Management — America, 2007;

• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to present;

• Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee from 2012 to present.

• GATX Corporation (transportation services).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	22	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2012 (UNAUDITED)

INTERESTED TRUSTEE
NAME, ADDRESS (1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE (3)

Stephen N. Potter (4) Age: 55 Trustee since 2008

• Director of The Northern Trust Company of Connecticut since July 2009;

• Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

• Chairman of Northern Trust Investments, Inc. since March 2008;

• President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

• Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

• Executive Vice President of Northern Trust Corporation since October 2003;

• Chairman and Chief Executive Officer of Northern Trust Global Services, Ltd. from 2003 to 2008;

• Chief Executive Officer of Europe, the Middle East and Africa at The Northern Trust Company from 2001 to March 2008;

• Managing Director, Institutional Group, Northern Trust Global Investments, Ltd. from 1995 to 2001.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

OFFICERS OF THE TRUST (1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 55 50 South LaSalle Street Chicago, IL 60603 President since 2000

• Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive, Mutual Funds for Northern Trust Global Investments since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, NT Global Advisors, Inc. since August 2006; President and Director of Northern Trust Securities, Inc. from 1997 to 2009.

Eric K. Schweitzer Age: 51 50 South LaSalle Street Chicago, IL 60603 Vice President since 2000	• Senior Vice President at Northern Trust Investments, Inc. since 2001; Senior Vice President at The Northern Trust Company since 2000.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Susan J. Hill Age: 56 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since 2004

• Chief Compliance Officer of The Northern Trust Company of Connecticut since 2007; Chief Compliance Officer of Northern Trust Global Advisors, Inc. from 2007 to 2011; Chief Compliance Officer of Northern Trust Investments, Inc. since 2005; Senior Vice President of Northern Trust Investments, Inc. since 2005; Vice President of Northern Trust Investments, Inc. and The Northern Trust Company from 2000 to 2004.

Darlene Chappell Age: 49 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since May 2009

• Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., The Northern Trust Company of Connecticut and NT Alpha Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Audit Manager — Compliance Department of National Futures Association from 2000 to 2006.

Randal Rein Age: 42 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

• Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Vice President of Fund Administration of The Northern Trust Company from 2007 to 2010; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2007.

Michael Pryszcz Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010; Vice President of Fund Accounting of The Northern Trust Company from 2005 to 2010; Second Vice President of Fund Accounting of The Northern Trust Company from 2000 to 2005.

Richard Crabill Age: 44 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008

• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2002 to 2005.

Michael Meehan Age: 42 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

• Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Second Vice President of Fund Administration of The Northern Trust Company from 2008 to 2009; Officer of Fund Administration of The Northern Trust Company from 2005 to 2008.

Craig R. Carberry, Esq. Age: 52 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

• Senior Legal Counsel at The Northern Trust Company since May 2000; Secretary of Northern Trust Investments, Inc. since 2000; Secretary of NT Alpha Strategies Fund since 2004; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut since 2009; Secretary of NT Long/Short Equity Strategies Fund and FlexShares Trust since 2011; Secretary of NETS Trust from 2008 to 2009.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	24	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2012 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Owen T. Meacham, Esq. Age: 41 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

• Senior Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2011; Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company from 2007 to 2011; Vice President and Product Strategy and Development Manager of ABN AMRO Asset Management from 2005 to 2007.

Jose J. Del Real, Esq. Age: 35 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2011

• Vice President and Senior Regulatory Administration Attorney of The Northern Trust Company since 2012; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Associate in the Investment Services Group at the law firm of Vedder Price, P.C. from 2006 to 2010.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

INVESTMENT CONSIDERATIONS

LIQUID ASSETS PORTFOLIO1

1 Money Market Risk: An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

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LIQUID ASSETS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s Web site at sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ Web site at northernfunds.com/institutional or the SEC’s Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	LIQUID ASSETS PORTFOLIO

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP (“E&Y”), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

	2012				2011
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved
(a) Audit Fees	$147,800		N/A		$369,520		N/A
(b) Audit-Related Fees	$5,000		$0		$0		$0
(c) Tax Fees	$45,250	(1)	$155,000	(2)	$62,480	(1)	$0
(d) All Other Fees	$0		$132,480	(3)(4)	$0		$146,500	(3)(4)

(1)	Federal and State tax return review. Excise tax return review.
(2)	Subscription to online support for foreign tax matters ($135,000) and foreign tax review ($20,000).
(3)	Agreed upon procedures relating to transfer agent ($31,500 and $31,600 for fiscal years 2012 and 2011, respectively).
(4)	Subscription to online technical support for research on specific accounting, tax and technical matters ($100,980 and $115,000 for fiscal years 2012 and 2011, respectively).

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by E&Y for the fiscal years ended November 30, 2012 and November 30, 2011 are Northern Trust Investments, Inc. (“NTI”) and Northern Trust Global Investments Limited (“NTGIL”) and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by E&Y for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by E&Y other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Amended and Restated Audit Committee Charter adopted on August 3, 2006, and amended on May 7, 2009, November 4, 2011 and November 8, 2012, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C) of Rule 2-01.

No percentage of principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $5,370,730 and $5,309,000 for 2012 and 2011, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Code of Ethics pursuant to Item 2 of Form N-CSR.

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Institutional Funds

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date: February 7, 2013

By	/s/ Randal Rein
Randal Rein, Treasurer
(Principal Financial and Accounting Officer)

Date: February 7, 2013